--------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                               (1998 Transaction)
                           (Coca-Cola Trust No. 97-1)

                          Dated as of January 14, 1998

                                      among

                      COCA-COLA BOTTLING CO. CONSOLIDATED,
                                 as the Lessee,

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
       not in its individual capacity except as expressly provided herein, but solely as Owner Trustee under Coca-Cola Trust No. 97-1,

                         NATIONSBANC LEASING CORPORATION
                                       and
                             SUNTRUST BANK, ATLANTA,
                                   as Holders,

                         ENTERPRISE FUNDING CORPORATION,
                               as Initial Lender,

                               NATIONSBANK, N.A.,
                                    as Agent,

                                       and

                               NATIONSBANK, N.A.,
                               ABN AMRO BANK N.V.,
                       THE BANK OF TOKYO-MITSUBISHI, LTD.,
                              CORESTATES BANK, N.A.
                                       and
             THE INDUSTRIAL BANK OF JAPAN, LIMITED, ATLANTA AGENCY,
                                 as Bank Lenders

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
SECTION 1. DEFINITIONS; INTERPRETATION OF THIS AGREEMENT/INITIAL LENDER/LENDERS...................................2
         1.1 Definitions..........................................................................................2
         1.2 Directly or Indirectly...............................................................................2
         1.3 Initial Lender/Lenders...............................................................................2

SECTION 2.  SALE AND PURCHASE; PARTICIPATION IN THE EQUIPMENT COST; CLOSING; TRANSACTION COSTS....................3
         2.1 Sale and Purchase....................................................................................3
         2.2 Participation in Equipment Cost......................................................................3
         2.3 Closing Date; Acceptance Dates; Procedure for Participation..........................................4
         2.4 Holders' Instructions to the Owner Trustee; Satisfaction of Conditions...............................6
         2.5 Expenses; Fees.......................................................................................7
         2.6 Postponement of Acceptance Date......................................................................8
         2.7 Conclusion of Interest Periods and Payment Periods on Interim Term Expiration
              Date................................................................................................9
         2.8 Conversion and Continuation Options..................................................................9

SECTION 3. REPRESENTATIONS AND WARRANTIES........................................................................10
         3.1 Representations and Warranties of the Owner Trustee.................................................10
         3.2 Representations and Warranties of the Lessee as of the Closing Date.................................12
         3.3 Representations and Warranties of the Lessee as of Each Acceptance Date.............................16

SECTION 4. CLOSING CONDITIONS 18
         4.1 Conditions Precedent to the Obligations of Parties other than the Lessee on the
              Closing Date.......................................................................................18
         4.2 Conditions Precedent to the Obligations of the Parties other than the Lessee on each Acceptance Date...............................................................................21
         4.3 Conditions Precedent to the Obligation of the Lessee on the Closing Date............................23
         4.4 Conditions Precedent to the Obligations of the Lessee on each Acceptance Date.......................25

SECTION 5. COVENANTS OF THE LESSEE...............................................................................26
         5.1 Financial and Other Reports of the Lessee...........................................................26
         5.2 Incorporation of Provisions from Credit Agreement...................................................27
         5.3 Change of Chief Executive Office....................................................................28
         5.4 Lien Searches.......................................................................................28
         5.5 Classification of Equipment.........................................................................28
         5.6 Notice Regarding Places of Business and Re-location of Equipment....................................28
         5.7 Lien Perfection Filings - Initial Acceptance Date...................................................29


                                       i


         5.8 Allocation of Equipment Cost among the Approved States..............................................29
         5.9 UCC Filing at Basic Term Commencement Date..........................................................29

SECTION 6. OTHER COVENANTS AND AGREEMENTS........................................................................29
         6.1 Restrictions on Transfer............................................................................29
         6.2 Lessor's Liens Attributable to the Holders..........................................................31
         6.3 Lessor's Liens Attributable to the Owner Trustee....................................................32
         6.4 Liens Created by the Lenders........................................................................32
         6.5 Liens Created by the Agent..........................................................................33
         6.6 Covenants Restricting the Owner Trustee.............................................................33
         6.7 Covenants of All Parties Regarding Operative  Agreements............................................34
         6.8 Rent Sufficiency....................................................................................35
         6.9 Receipt, Distribution and Application of Income.....................................................35
         6.10 Acceleration Upon Certain Events of Default........................................................39

SECTION 7. LESSEE'S INDEMNITIES..................................................................................39
         7.1 General Tax Indemnity...............................................................................39
         7.2 General Indemnification and Waiver of Certain Claims................................................42

SECTION 8. BANK LENDER ASSIGNMENT................................................................................44
         8.1 Bank Assignment.....................................................................................44
         8.2 Purchase Price......................................................................................46
         8.3 Bank Lender Renewal.................................................................................47
         8.4 Downgrade of Bank Lender............................................................................48
         8.5 Funding of Bank Assignment and Term Commitment......................................................49

SECTION 9. YIELD PROTECTION; TAXES; COMPENSATION.................................................................50
         9.1 Yield Protection Provisions.........................................................................50
         9.2 Taxes...............................................................................................52
         9.3 Compensation........................................................................................54

SECTION 10. MISCELLANEOUS     55
         10.1 Consents...........................................................................................55
         10.2 Appointment of Agent...............................................................................55
         10.3 Notices............................................................................................56
         10.4 Successors and Assigns.............................................................................60
         10.5 Governing Law; Submission To Jurisdiction..........................................................60
         10.6 Severability.......................................................................................61
         10.7 Counterparts.......................................................................................61
         10.8 The Lessee's Right to Quiet Enjoyment..............................................................61
         10.9 Limitations of Liability...........................................................................61
         10.10 Confidentiality...................................................................................62
         10.11 Survival of Indemnities...........................................................................62
         10.12 No Recourse Against Stockholders, Officers or Directors...........................................63
         10.13 No Bankruptcy Petition Against the Initial Lender.................................................63


                                       ii


         10.14 Majority in Interest of Noteholders...............................................................63
         10.15 Compliance Certificate............................................................................63


EXHIBITS

Exhibit A     -   Form of Purchase Agreement Assignment
Exhibit B     -   Form of Notice of Delivery
Exhibit C     -   Form of Certificate of Acceptance
Exhibit D     -   Form of Compliance Certificate
Exhibit E     -   Form of Assignment and Assumption Agreement
Exhibit F     -   Form of Notice of Request for Renewal

SCHEDULES

Schedule 1  -     Participant's Funding Percentages
Schedule 2  -     Debt Percentage; Equity Percentage
Schedule 3  -     Environmental Disclosure


APPENDIX  A  -  Definitions

                             PARTICIPATION AGREEMENT
                                1998 Transaction
                            Coca-Cola Trust No. 97-1


         THIS PARTICIPATION AGREEMENT (1998 Transaction) (Coca-Cola Trust No. 97-1) dated as of January 14, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Agreement"), is among (i) COCA-COLA BOTTLING CO. CONSOLIDATED, a corporation organized and existing under the Laws of Delaware (herein, together with its successors and assigns permitted hereunder, called the "Lessee"), (ii) FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association ("First Security"), not in its individual capacity except as expressly provided herein, but solely as Owner Trustee under Coca-Cola Trust No. 97-1 (herein in such capacity, together with its successors and assigns permitted hereunder, called the "Owner Trustee"), (iii) NATIONSBANC LEASING CORPORATION, a corporation organized and existing under the Laws of North Carolina, and SUNTRUST BANK, ATLANTA, a banking corporation organized and existing under the Laws of Georgia (each herein in such capacity, together with its successors and assigns permitted hereunder, called a "Holder" and collectively, the "Holders"), (iv) ENTERPRISE FUNDING CORPORATION, a corporation organized and existing under the Laws of Delaware (herein in such capacity, called the "Initial Lender" and together with its successors and assigns permitted hereunder, called the "Lenders"), (v) NATIONSBANK, N.A., a national banking association ("NationsBank"), as collateral agent and administrative agent for the Lenders and the Holders, and administrative agent for the Bank Lenders (herein in such capacities, together with its successors and assigns permitted hereunder, the "Agent") and (vi) the banks and other lending institutions which are parties hereto from time to time as bank lenders (each herein in such capacity, together with its successors and assigns permitted hereunder, called a "Bank Lender" and collectively, the "Bank Lenders").

                              W I T N E S S E T H :

         WHEREAS, concurrently with the execution and delivery of this Agreement, the Holders have entered into that certain Amended and Restated Trust Agreement (Coca-Cola Trust No. 97-1) dated as of the date hereof (as amended, modified, supplemented, restated and/or replaced from time to time, the "Trust Agreement") with the Owner Trustee pursuant to which the Owner Trustee agrees, among other things, (a) to hold the Trust Estate for the benefit of the Holders thereunder on the terms specified in the Trust Agreement and (b) subject to the terms and conditions hereof, to purchase the Equipment from each applicable Seller and concurrently therewith lease such Equipment to the Lessee;

         WHEREAS, pursuant to the terms of the Trust Agreement, the Owner Trustee is authorized and directed by the Holders (a) to execute and deliver from time to time Purchase Agreement Assignments (substantially in the form of Exhibit A hereto) with the Lessee, whereby the Lessee assigns to the Owner Trustee all the Lessee's rights and interests (excluding its obligations thereunder other than its obligation to purchase the Equipment pursuant to this Agreement) under each applicable Purchase Agreement to the extent that the same relate to the Equipment, including without limitation the right to receive title to the Equipment from the applicable Seller, (b) to accept delivery from time to time of any and all title transfer documents evidencing the purchase of each Unit by the Owner Trustee and
(c) to execute and deliver the Lease relating to the Equipment pursuant to which the Owner Trustee agrees to lease to the Lessee, and the Lessee agrees to lease from the Owner Trustee, each Unit to be delivered on the applicable Acceptance Date, such lease of Equipment to be evidenced by the execution and delivery of a Lease Supplement to the Lease;

         WHEREAS, concurrently with the execution and delivery of this Agreement, the Owner Trustee has entered into the Loan Agreement with the Initial Lender pursuant to which the Owner Trustee agrees, among other things, to issue the Notes to the Lenders as evidence of the Owner Trustee's indebtedness, which Notes are to be secured by, among other things, the Equipment and certain of the Lessee's obligations under the Lease;

         WHEREAS, pursuant to the terms of this Agreement, the Bank Lenders have agreed to accept an assignment of the Notes from the Initial Lender upon the occurrence of certain events and thereafter the Bank Lenders shall be deemed Lenders; and

         WHEREAS, the proceeds from the Loans will be applied, together with the equity contributions made by the Holders pursuant to this Agreement and the Trust Agreement, to effect the purchase of the Equipment by the Owner Trustee contemplated hereby.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

SECTION 1.        DEFINITIONS; INTERPRETATION OF THIS AGREEMENT/INITIAL
LENDER/LENDERS

         1.1      DEFINITIONS.

         The capitalized terms used in this Agreement (including the foregoing recitals) and not otherwise defined herein shall have the respective meanings specified in Appendix A hereto, unless the context hereof shall otherwise require. The "General Provisions" of Appendix A hereto are hereby incorporated by reference herein.

         1.2      DIRECTLY OR INDIRECTLY.

         Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         1.3      INITIAL LENDER/LENDERS.

         Until such time as the Bank Lenders become holders of the Notes, the Initial Lender shall fund Loans to the Owner Trustee. From and after the time the Bank Lenders become holders of the Notes, the Bank Lenders shall be deemed to be the Lenders and shall fund Loans to the Owner Trustee.

SECTION 2.        SALE AND PURCHASE; PARTICIPATION IN THE EQUIPMENT COST;
CLOSING; TRANSACTION COSTS

         2.1      SALE AND PURCHASE.

         The Lessee shall designate the date for Loans and Holder Advances hereunder in accordance with the terms hereof; provided, it is understood and agreed that (a) no more than two Loans per Class of Equipment and two Holder Advances per Class of Equipment may be requested during any calendar month, (b) in the event the LIBOR Rate shall apply to the Loans, not more than four such Loans per Class of Equipment may be based on the LIBOR Rate, (c) not more than four such Holder Advances per Class of Equipment may be based on the LIBOR Rate,
(d) no such Loan and/or Holder Advance shall be made subsequent to the Interim Term Expiration Date and (e) the aggregate amount of Loans and Holder Advances requested by the Lessee on each applicable Acceptance Date shall in each case be in an amount of not less than $289,300 (for Class A Equipment), $305,500 (for Class B Equipment) and $301,100 (for Class C Equipment). Subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein, the Owner Trustee agrees to purchase from the applicable Seller on the applicable Acceptance Date the Units of such Seller referred to in the notice given pursuant to Section 2.3(b) and more particularly described in the applicable Notice of Delivery, and in connection therewith, the Owner Trustee agrees to pay to such Seller the cost for each such Unit as specified in the Notice of Delivery therefor; provided, however, that the Owner Trustee shall not be obligated to purchase on any Acceptance Date any Unit that is destroyed, damaged, defective, in unsuitable condition or otherwise unacceptable to the Lessee for lease pursuant to the Lease. Each Seller shall deliver its respective Units to the Owner Trustee (or its designee) and the Owner Trustee (or its designee) shall accept such delivery of all the Equipment on a delivery date not later than January 14, 1999.

         2.2      PARTICIPATION IN EQUIPMENT COST.

                  (a) Subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein, on each applicable Acceptance Date, each Holder agrees to participate in the payment of the Equipment Cost for the Units delivered on such Acceptance Date by making a Holder Advance to the Owner Trustee (payable to the Agent for the benefit of the Owner Trustee) in an amount equal to the product of the Equity Percentage of the aggregate Equipment Cost for the Units delivered on such Acceptance Date and the percentage set forth opposite such Holder's name for the particular Class of Equipment in Schedule 1 (the aggregate amount of such Holder Advances from all Holders for all Classes of Equipment being referred to herein as the "Aggregate Holder Funded Amount"). The portion of the Aggregate Holder Funded Amount for each Class of Equipment shall not exceed the aggregate Holder Class Commitment for such Class of Equipment. The Lessee shall not request a Holder Advance pursuant to a Notice of Delivery or otherwise (and no Holder shall have an obligation to make) any Holder Advance regarding any Class of Equipment in excess of the Holder Class Commitment for such Holder. Each Holder shall pay its respective portion of the

Aggregate Holder Funded Amount required on each applicable Acceptance Date to the Agent to be held and applied by the Agent toward the payment of the Equipment Cost for the Units accepted on such Acceptance Date as provided in
Section 2.3.

                  (b) Subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein, on each applicable Acceptance Date, the Initial Lender may participate (or in the event the Initial Lender elects not to so participate, the Bank Lenders hereby agree that each of them shall so participate) in the payment of the Equipment Cost for the Units delivered on such Acceptance Date by making a Loan to the Owner Trustee (payable to the Agent for the benefit of the Owner Trustee) in an amount equal to the product of the Debt Percentage of the aggregate Equipment Cost for the Units delivered on such Acceptance Date and the percentage set forth opposite such Lender's name for such Class of Equipment in Schedule 1 (the "Aggregate Lender Funded Amount"). The portion of the Aggregate Lender Funded Amount for each Class of Equipment shall not exceed the aggregate Lender Class Commitment for such Class of Equipment. The Lessee shall not request a Loan pursuant to a Notice of Delivery or otherwise (and no Lender shall have an obligation to make) any Loan regarding any Class of Equipment in excess of the Lender Class Commitment for such Lender. Each Lender shall pay its respective portion of the Aggregate Lender Funded Amount required on each applicable Acceptance Date to the Agent to be held and applied by the Agent toward the payment of the Equipment Cost for the Units accepted on such Acceptance Date as provided in
Section 2.3.

         2.3      CLOSING DATE; ACCEPTANCE DATES; PROCEDURE FOR PARTICIPATION.

                  (a) All documents and instruments required to be delivered on the Closing Date shall be delivered on or prior to such date at the office of Moore & Van Allen, PLLC, 100 North Tryon Street, Floor 47, Charlotte, North Carolina 28202-4003 or at such other location as may be determined by the Owner Trustee, the Agent and the Lessee.

                  (b) Not later than 11:00 A.M., Eastern time, on the third Business Day preceding each applicable Acceptance Date, the Lessee shall give the Agent notice on behalf of the Owner Trustee, the Holders, the Lenders and the Bank Lenders (a "Notice of Delivery") by facsimile or other form of telecommunication or telephone (to be promptly confirmed in writing) of such Acceptance Date, which Notice of Delivery shall be in the form attached as Exhibit B. Election of the interest rate for Loans and the basis for yield calculation for Holder Advances shall be subject to Section 2.3(d). Not later than 3:00 P.M. Eastern time, on each Business Day the Agent receives a Notice of Delivery from the Lessee, the Agent shall deliver to the Holders, the Owner Trustee and the Lenders a copy thereof by facsimile or other form of telecommunication or telephone (to be promptly confirmed in writing). Prior to 11:00 A.M., Eastern time, on each applicable Acceptance Date, each Holder shall make its respective portion of the Aggregate Holder Funded Amount required to be paid on such Acceptance Date available to the Agent, and each Lender shall make its respective portion of the Aggregate Lender Funded Amount for the Equipment Cost required to be paid on such Acceptance Date available to the Agent, in each case, by transferring or delivering such amounts, in funds immediately available on such Acceptance Date, to the Agent. The making available by a Holder or a Lender of its respective portion of the Aggregate Holder Funded Amount or Aggregate Lender Funded

Amount for the Equipment Cost, as the case may be, shall be deemed a waiver of the Notice of Delivery by such Holder or Lender. To the extent the Agent receives all such amounts of the Aggregate Holder Funded Amount and the Aggregate Lender Funded Amount by the appointed time, the Owner Trustee and the Agent shall be deemed to have waived the requirement for a Notice of Delivery.

                  (c) Upon receipt by the Agent on each applicable Acceptance Date of the full amount of the Aggregate Holder Funded Amount and the Aggregate Lender Funded Amount in respect of the Units delivered on such Acceptance Date, the Agent on behalf of the Owner Trustee shall, subject to the conditions set forth in Section 4 having been fulfilled to the satisfaction of the Owner Trustee, the Holders, the Lenders and the Agent or waived by such parties as appropriate, pay to the applicable Seller from the funds then held by the Agent, in immediately available funds, an amount equal to the Equipment Cost for the Units delivered by the applicable Seller on such Acceptance Date, and simultaneously therewith, (i) the Lessee, individually and as authorized representative of the Owner Trustee (the making available by each Holder of its respective portion of the Aggregate Holder Funded Amount to be paid on such Acceptance Date shall constitute an agreement to permit the Lessee to act as the authorized representative of the Owner Trustee), shall confirm acceptance of such Units from the applicable Seller for all purposes as among the Owner Trustee and the Lessee (except that there shall not be any waiver of claims by any Person as against the applicable Seller as a result thereof), such confirmation to be conclusively evidenced by the execution and delivery by the Lessee or its authorized representative of a Certificate of Acceptance in the form attached hereto as Exhibit C (a "Certificate of Acceptance"), (ii) the Lessee shall cause to be delivered the Purchase Agreement Assignment, if any (provided, the failure to deliver a Purchase Agreement Assignment shall without further action be deemed a representation and warranty by the Lessee that no Purchase Agreement exists and that the Lessee is not a party to or a beneficiary of any agreement or document providing representations, warranties or indemnities from the applicable Seller regarding such Units), and title transfer documents which are legally sufficient to evidence the purchase and the transfer of good and marketable legal title in the Units to the Owner Trustee and (iii) the Owner Trustee shall, pursuant to the Lease, lease the Units delivered on such Acceptance Date to the Lessee, and the Lessee, pursuant to the Lease, shall accept delivery of the Units under the Lease (such lease, delivery and acceptance of the Units under the Lease being conclusively evidenced by the execution and delivery by the Lessee and the Owner Trustee of a Lease Supplement to the Lease concerning such Units so delivered). Each of the Lessee, the Holders, the Owner Trustee, the Lenders and the Agent hereby agree to take all actions required to be taken by such party in connection therewith and pursuant to this Section 2.3(c).

         (d)(i) While the Initial Lender is the Lender, the interest rate applicable to each Loan shall be the CP Rate; provided, the Lessee (on behalf of the Owner Trustee) shall have the option to select the Interest Period applicable to each Loan bearing interest at the CP Rate by specifying the duration of the Interest Period in the related Notice of Delivery. Subsequent to any time at which the Initial Lender is no longer the Lender (with respect to the Loans) and at any time (with respect to the Holder Advances), the Lessee (on behalf of the Owner Trustee) shall have the option to select the interest rate and Interest Period applicable to each Loan and the basis for yield calculation and Payment Period applicable to each Holder Advance, in each case by specifying the foregoing in the related Notice of Delivery. Collectively, the foregoing options for election by the Lessee in each Notice of Delivery may be referred to as the "Notice of Delivery Elections". If the Lessee does not elect any Notice of Delivery Elections in the applicable Notice of Delivery, then the parties hereto agree that the Agent shall have the right to select such Notice of Delivery Elections; provided, that the Agent shall notify the Lessee by facsimile or by telephone (to be promptly confirmed by facsimile) by not later than 2:30 P.M. Eastern Time on the Business Day following the Agent's receipt of such Notice of Delivery, of each Notice of Delivery Election selected by the Agent for such Loan or Holder Advance, as the case may be.

         (ii) Notwithstanding the foregoing, for so long as the underlying interest rate used to establish the discount on Commercial Paper (the "Underlying CP Rate") equals or exceeds 7.5% per annum, the Agent shall have the sole right to select the Interest Period applicable to any Loan bearing interest at the CP Rate. In the event that on any date on which the Underlying CP Rate equals or exceeds 7.5% per annum, the Agent receives a Notice of Delivery related to a Loan bearing interest at the CP Rate and the Interest Period specified by the Lessee therein is of a longer duration than the Interest Period which the Agent would otherwise have selected for such Loan, then the Agent shall select the Interest Period for such Loan and shall notify the Lessee in writing by facsimile or by telephone (to be promptly confirmed in writing) not later than 2:30 P.M. Eastern Time on the Business Day following the Agent's receipt of the Notice of Delivery, of the Agent's intention to select an alternative Interest Period and shall inform the Lessee of its reasons for selecting such Interest Period. On the related Acceptance Date, the Agent shall inform the Lessee of the duration of the Interest Period selected by the Agent for such Loan. The Agent shall deliver a copy of any notice delivered to the Lessee pursuant to this Section 2.3(d) to the Holders, the Owner Trustee and the Lenders simultaneously with the delivery of such notice to the Lessee.

         2.4 HOLDERS' INSTRUCTIONS TO THE OWNER TRUSTEE; SATISFACTION OF CONDITIONS.

                  (a) Each Holder agrees that the making available to the Agent of its respective portion of the Aggregate Holder Funded Amount for the Units delivered on each applicable Acceptance Date in accordance with the terms of this Section 2 shall constitute the direction of such Holder to the Owner Trustee, without further act, authorization and direction by such Holder to the Owner Trustee, subject, on such Acceptance Date, to the conditions set forth in
Section 4 having been fulfilled to the satisfaction of such Holder or waived by such Holder, to take the actions specified in this Agreement and the Trust Agreement with respect to the Units on such Acceptance Date. Each Holder further agrees that the authorization by such Holder to the Agent to release to each applicable Seller its respective portion of the Aggregate Holder Funded Amount with respect to the Units delivered on each applicable Acceptance Date shall constitute the agreement of such Holder, without further act, notice or confirmation, that all conditions set forth in Section 4 were either met to the satisfaction of such Holder or, if not so met, were waived by it with respect to the Units; provided, notwithstanding the foregoing, such Holder shall not be deemed (pursuant to the foregoing provisions) to have waived its right after such Acceptance Date to require the satisfaction of any such condition for which the Lessee was responsible unless such Holder shall have given the Lessee an express written waiver with respect to any such condition.

                  (b) Each Lender agrees that the making available to the Agent of its respective portion of the Aggregate Lender Funded Amount for the Units delivered on each applicable Acceptance Date in accordance with the terms of this Section 2 shall constitute the direction of such Lender to the Agent, without further act, authorization and direction by such Lender to the Agent, subject, on such Acceptance Date, to the conditions set forth in Section 4 having been fulfilled to the satisfaction of such Lender or waived by such Lender, to take the actions specified in this Agreement and the Loan Agreement with respect to the Units on such Acceptance Date. Each Lender further agrees that its authorization to the Agent to release to each applicable Seller its respective portion of the Aggregate Lender Funded Amount with respect to the Units delivered on each applicable Acceptance Date shall constitute the agreement of such Lender, without further act, notice or confirmation that all conditions set forth in Section 4 were either met to the satisfaction of such Lender or, if not so met, were waived by it with respect to the Units; provided, notwithstanding the foregoing, such Lender shall not be deemed (pursuant to the foregoing provisions) to have waived its right after such Acceptance Date to require the satisfaction of any such condition for which the Lessee was responsible unless such Lender shall have given the Lessee an express written waiver with respect to any such condition.

         2.5      EXPENSES; FEES.

                  (a) Subject to the provisions of Section 2.5(b), the Lessee agrees to pay when due the reasonable fees, costs and expenses (including without limitation reasonable legal fees and expenses) of the Owner Trustee, the Holders, the Lenders and the Agent incurred in connection with the negotiation, documentation and closing of the Overall Transaction and/or the recording, registration and filing of documents from time to time in connection with the Overall Transaction ("Transaction Costs"). In addition, the Lessee agrees to pay as Supplemental Rent all fees, costs and expenses (including without limitation reasonable legal fees and expenses) of the Owner Trustee, the Holders, the Lenders, the Bank Lenders, the Liquidity Facility Participants, the Liquidity Provider and the Agent from time to time in connection with (i) any supplements, amendments, modifications or alterations of any of the Operative Agreements (other than with respect to such supplements, amendments, modifications, waivers or alterations requested solely by parties to this Agreement other than Lessee regarding matters solely for the benefit of such parties, in which case each other party requesting such supplement, amendment, modification or alteration shall bear its own fees, costs and expenses associated with such matter), (ii) any enforcement action, preservation of rights, or exercise of remedies with regard to the Operative Agreements and/or the Overall Transaction (other than the fees, costs and expenses of the losing party to any such enforcement action, preservation of rights or exercise of remedies, unless the actions or inactions of such party giving rise to the particular enforcement action, preservation of rights or exercise of remedies arises from an action or inaction of the Lessee),
(iii) any disposition of any Unit, (iv) the initial fee and annual fee of the Owner Trustee attributable to the Trust Estate, (v) the ongoing out-of-pocket fees and expenses of the Owner Trustee (including without limitation reasonable legal fees and expenses of the Owner Trustee) under the Operative Agreements,
(vi) the reasonable fees, costs and expenses of any separate Owner Trustee or co-trustee appointed pursuant to the Trust Agreement as a result of any requirement of Law or if otherwise required by any Operative Agreement or if requested or consented to by the Lessee and (vii) the Arrangement Fee payable in accordance with the Fee Letter. The Lessee also agrees to pay as Supplemental Rent on the respective due date therefor from time to time the Program Fee, the Dealer Fee, the Facility Fee and the Administrative Fee. Notwithstanding the foregoing, with respect to Sections 2.5(a)(i) and (ii) and the parenthetical phrases with respect to such Sections, it is expressly understood and agreed that the Lessee shall pay any such fees, costs and expenses incurred by the Initial Lender regardless of whether the Lessee (pursuant to such Sections 2.5(a)(i) and (ii) and such parenthetical phrases) otherwise would have no obligation for such fees, costs and expenses incurred by the Initial Lender.

                  (b) Subject to the next sentence, if the transactions contemplated hereby are not consummated for any reason, the Lessee shall pay all Transaction Costs. Notwithstanding anything contained herein to the contrary, if the transactions contemplated hereby are not consummated as a result of (i) a Holder's or a Lender's default in its obligations to consummate the transactions hereunder or (ii) a Holder's failure to make its equity investment as required by Section 2.2(a) or a Lender's failure to make the Loan as required by Section 2.2(b), after the conditions specified in Section 4 have been satisfied (other than conditions the satisfaction of which are solely in the control of such Holder or such Lender), such Holder or Lender shall pay its own fees, costs and expenses (including without limitation its legal fees and expenses).

                  (c)      Notwithstanding the foregoing provisions of this
Section 2.5, except as specifically provided in the Operative Agreements, the Lessee shall have no liability for any costs or expenses relating to any voluntary transfer by a Holder of a Certificate or by a Lender of a Note (other than during the occurrence and continuation of a Lease Event of Default) and no such costs or expenses shall constitute Transaction Costs and the Lessee will not have any obligation with respect to the costs and expenses resulting from any such transfer, whenever occurring.

         2.6      POSTPONEMENT OF ACCEPTANCE DATE.

                  (a) Each scheduled Acceptance Date specified in a Notice of Delivery (or subsequently specified in a notice of postponement pursuant to this Section 2.6) may be postponed for any reason (but to no later than the Interim Term Expiration Date) if the Lessee gives the Holders, the Owner Trustee, the Lenders, the Bank Lenders and the Agent facsimile or telephonic (confirmed in writing) notice of the postponement and notice of the date to which such Acceptance Date has been postponed, the notice of postponement to be received by each party no later than 5:00 P.M., Eastern time, on the Business Day prior to the scheduled Acceptance Date specified in the applicable Notice of Delivery (or subsequently specified in a notice of postponement pursuant to this Section 2.6), and the term "Acceptance Date" as used in this Agreement shall mean the postponed "Acceptance Date".

                  (b) In the event of any postponement of a scheduled Acceptance Date pursuant to this Section 2.6 (any such scheduled Acceptance Date being referred to as a "Scheduled Acceptance Date" for the purposes of this
Section 2.6), (i) the Lessee will reimburse the Holders and the Lenders for the loss of the use of their funds deposited with the Agent pursuant to Section 2.3(b) with respect to each such Unit occasioned by such postponement or failure to accept by paying to the Holders and the Lenders on demand interest at the Prime Rate, for the period from and including such Scheduled Acceptance Date to but excluding the earlier of the date upon which such funds are returned (unless such funds are returned after 11:00 A.M.,

Eastern time, in which case such date of return shall be included) or the actual date of delivery, and (ii) the Agent will return not later than 1:00 P.M. Eastern time, on the first Business Day following such Scheduled Acceptance Date, any funds which it shall have received from the Holders and the Lenders as their respective Aggregate Funded Amounts for such Units, absent instruction from the Lessee, the Holders and the Lenders to retain such funds until the specified date of postponement established under Section 2.6(a).

                  (c) The Agent agrees that, in the event it has received telephonic notice (to be confirmed promptly in writing) from the Lessee on a Scheduled Acceptance Date that such Scheduled Acceptance Date is to be postponed, it will if instructed in the aforementioned notice from the Lessee (which notice shall specify the securities to be purchased) use reasonable best efforts to invest, at the risk of the Lessee (except as provided below with respect to the Agent's gross negligence or willful misconduct), the funds received by it from the Participants with respect to their respective Aggregate Funded Amounts in Permitted Investments in accordance with the Lessee's instructions. Any such Permitted Investments purchased by the Agent upon instructions from the Lessee shall be held in trust by the Agent for the benefit of the Participants, respectively, whose funds are invested in Permitted Investments upon instructions from the Lessee and any net profits on the investment of such funds (including without limitation interest), if any, shall be for the account of and shall on the Acceptance Date, or on the date such funds are returned to the Participants, be paid over to, the Lessee. The Lessee shall pay to the Agent on the Acceptance Date (if such Unit or Units are delivered and accepted pursuant hereto) the amount of any net loss on the investment of such funds invested at the instruction of the Lessee. If the funds furnished by the Participants with respect to such Unit or Units are required to be returned to the Participants, the Lessee shall, on the date on which such funds are so required to be returned, reimburse the Agent, for the benefit of the Participants, for any net losses incurred on such investments regardless of the cause of, or responsibility for, such loss. The Agent shall not be liable for failure to invest such funds or for any losses incurred on such investments except for its own willful misconduct or gross negligence. In order to obtain funds for the payment of the Equipment Cost for such Unit or Units or to return funds furnished by the Participants to the Agent for the benefit of the Participants with respect to such Unit or Units, the Agent is authorized to sell any Permitted Investments purchased as aforesaid with the funds received by it from the Participants in connection with such Unit or Units.

         2.7 CONCLUSION OF INTEREST PERIODS AND PAYMENT PERIODS ON INTERIM TERM EXPIRATION DATE.

         With respect to each Loan in effect immediately prior to the Interim Term Expiration Date, the Lessee shall cause the Interest Period for each such Loan to end on the Interim Term Expiration Date. With respect to each Holder Advance in effect immediately prior to the Interim Term Expiration Date, the Lessee shall cause the Payment Period for each such Holder Advance to end on the Interim Term Expiration Date.

         2.8      CONVERSION AND CONTINUATION OPTIONS.

                  (a) The Lessee (on behalf of the Owner Trustee) may elect from time to time to convert LIBOR Loans to ABR Loans and LIBOR Holder Advances to ABR Holder Advances by giving the Agent (on behalf of the Owner Trustee, the Lenders and the Holders) at least three Business Days' prior irrevocable notice of such election, provided, that any such conversion of LIBOR Loans or LIBOR Holder Advances may only be made on the last day of the Interest Period or Payment Period with respect thereto. The Lessee (on behalf of the Owner Trustee) may elect from time to time to convert ABR Loans to LIBOR Loans and ABR Holder Advances to LIBOR Holder Advances by giving the Agent at least three Business Days' prior irrevocable notice of such election. Upon receipt of any such notice, the Agent shall promptly notify each Lender respecting the conversion of any Loans and each Holder respecting the conversion of any Holder Advances. All or any part of outstanding LIBOR Loans, ABR Loans, LIBOR Holder Advances or ABR Holder Advances may be converted as provided herein, provided, that (i) no ABR Loan or ABR Holder Advance may be converted into a LIBOR Loan or LIBOR Holder Advance after the date that is one month prior to the Maturity Date or the Expiration Date, as the case may be, (ii) such notice of conversion regarding any LIBOR Loan or LIBOR Holder Advance shall contain an election by the Lessee (on behalf of the Owner Trustee) of an Interest Period for such LIBOR Loan or a Payment Period for such LIBOR Holder Advance to be created by such conversion and such Interest Period or Payment Period shall be in accordance with the terms of the definition of the terms "Interest Period" or "Payment Period," as the case may be.

                  (b) Subject to the restrictions set forth in Section 2.1, any LIBOR Loan or LIBOR Holder Advance may be continued as such upon the expiration of the then current Interest Period or Payment Period with respect thereto by the Lessee (on behalf of the Owner Trustee) giving irrevocable notice to the Agent (which notice the Agent shall promptly provide to the Lenders and the Holders), in accordance with the applicable notice provision for the conversion of ABR Loans to LIBOR Loans or ABR Holder Advances to LIBOR Holder Advances set forth herein, of the length of the next Interest Period or Payment Period to be applicable to such Loans or Holder Advances, provided, that no LIBOR Loan or LIBOR Holder Advance may be continued as such after the date that is one month prior to the Maturity Date or the Expiration Date and provided, further, that if the Lessee (on behalf of the Owner Trustee) shall fail to give any required notice as described above or otherwise herein, or if such continuation is not permitted pursuant to the preceding proviso, such Loan or Holder Advance shall automatically be converted to a Reference Rate Loan or Reference Rate Holder Advance on the last day of such then expiring Interest Period or Payment Period.


SECTION 3.        REPRESENTATIONS AND WARRANTIES

         3.1      REPRESENTATIONS AND WARRANTIES OF THE OWNER TRUSTEE.

         The Owner Trustee, both in its individual capacity and as the Owner Trustee, represents and warrants to the other parties to this Agreement, notwithstanding the provisions of Section 10.9 or any similar provision in any other Operative Agreement, that, as of the date hereof:

                  (a) The Owner Trustee, in its individual capacity, is a national banking association duly organized and validly existing in good standing under the Laws of the United States of America, has full power and authority to carry on its business as now conducted and to enter into and perform its obligations hereunder and under the Trust Agreement and (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) has full power and authority, as the Owner Trustee and/or, to the extent expressly provided herein or therein, in its individual capacity, to enter into and perform its obligations under each of the Owner Trustee Agreements.

                  (b) The Owner Trustee, in its individual capacity, has duly authorized, executed and delivered the Trust Agreement and (assuming the due authorization, execution and delivery of the Trust Agreement by the Holders) the Owner Trustee in its trust capacity and, to the extent expressly provided therein, in its individual capacity, has duly authorized, executed and delivered each of the other Owner Trustee Agreements to be delivered as of the Closing Date; and the Owner Trustee Agreements each constitute or when entered into will constitute a legal, valid and binding obligation of the Owner Trustee, in its individual capacity to the extent such Owner Trustee Agreements relate to the Owner Trustee in its individual capacity, enforceable against it in its individual capacity in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the rights of creditors generally and by general principles of equity.

                  (c) Assuming the due authorization, execution and delivery of the Trust Agreement by the Holders and each of the Owner Trustee Agreements to be delivered as of the Closing Date by each of the other parties thereto, each of the Owner Trustee Agreements to which it is a party constitutes, or when entered into will constitute, a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the rights of creditors generally and by general principles of equity.

                  (d) Neither the execution and delivery by the Owner Trustee, in its individual capacity or as the Owner Trustee, as the case may be, of the Owner Trustee Agreements, nor the consummation by the Owner Trustee, in its individual capacity or as the Owner Trustee, as the case may be, of any of the transactions contemplated hereby or thereby, nor the compliance by the Owner Trustee, in its individual capacity, or as the Owner Trustee, as the case may be, with any of the terms and provisions hereof and thereof, (i) requires or will require any approval of its stockholders, or approval or consent of any trustees or holders of any indebtedness or obligations of it in its individual capacity, or (ii) violates or will violate its organizational documents or by-laws, or contravenes or will contravene any provision of, or constitutes or will constitute a default under, or results or will result in any breach of, any indenture, mortgage, chattel mortgage, deed of trust, conditional sale contract, bank loan or credit agreement, license or other agreement or instrument to which the Owner Trustee in its individual capacity is a party or by which it is bound, or contravenes or will contravene any Law, governmental rule or regulation of the State of Utah or of the United States of America governing the banking or trust powers of the Owner Trustee, or any judgment or order applicable to or binding on it.

                  (e) There are no Taxes payable by the Owner Trustee, either in its individual capacity or as the Owner Trustee, imposed by the State of Utah or any political subdivision thereof in connection with the execution and delivery by the Owner Trustee in its individual capacity of the Trust Agreement, and, in its individual capacity or as the Owner Trustee, as the case may be, of this Agreement or the other Owner Trustee Agreements solely because the Owner Trustee in its individual capacity is a national banking association with its principal place of business in Salt Lake City, Utah and performs certain of its duties as the Owner Trustee in the State of Utah; and there are no Taxes payable by the Owner Trustee, in its individual capacity or as the Owner Trustee, as the case may be, imposed by the State of Utah or any political subdivision thereof in connection with the acquisition of its interest in the Equipment (other than franchise or other Taxes based on or measured by any fees or compensation received by the Owner Trustee for services rendered in connection with the transactions contemplated hereby) solely because the Owner Trustee in its individual capacity is a national banking association with its principal place of business in Salt Lake City, Utah and performs certain of its duties as the Owner Trustee in the State of Utah.

                  (f) There are no pending or, to its knowledge, threatened actions or proceedings against the Owner Trustee, either in its individual capacity or as the Owner Trustee, before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Owner Trustee, in its individual capacity or as the Owner Trustee, as the case may be, to perform its obligations under the Trust Agreement or the other Owner Trustee Agreements.

                  (g) Its chief executive office, principal place of business and the place where its records concerning the Equipment and all its interest in, to and under all documents relating to the Trust Estate are located at 79 South Main Street, Third Floor, Salt Lake City, Utah 84111.

                  (h) No consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any Utah state or local governmental authority or agency or any United States federal governmental authority or agency regulating the banking or trust powers of the Owner Trustee, in its individual capacity, is required for the execution and delivery of, or the carrying out by, the Owner Trustee in its individual capacity or as the Owner Trustee, as the case may be, of any of the transactions contemplated hereby or by the Trust Agreement or of any of the transactions contemplated by any of the other Owner Trustee Agreements, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken.

         3.2      REPRESENTATIONS AND WARRANTIES OF THE LESSEE AS OF THE CLOSING
DATE.

         The Lessee represents and warrants to the other parties to this Agreement that, as of the Closing Date:

                  (a) The Lessee is a corporation duly organized, validly existing and in good standing under the Laws of Delaware, has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement and the other Operative Agreements to which it is a party and to carry out the transactions contemplated hereby and thereby.

                  (b) The Lessee is duly qualified to do business wherever necessary to carry out its business and operations, except in jurisdictions in which the failure to be so qualified would not have a Material Adverse Effect.

                  (c) This Agreement and the other Operative Agreements to which the Lessee is a party have been duly authorized and, except for such Operative Agreements which are to be delivered at subsequent Acceptance Dates, accepted and delivered. The execution, delivery and performance of this Agreement and the other Operative Agreements to which the Lessee is a party, the payment and performance of all obligations, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Lessee.

                  (d) The execution, delivery and performance of this Agreement and the other Operative Agreements to which the Lessee is a party, the payment and performance of the obligations, and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate the certificate of incorporation or bylaws of the Lessee, (ii) violate any order, judgment or decree of any court or other agency of government binding on the Lessee or any of its property or assets, (iii) violate any provision of Law applicable to the Lessee, (iv) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any provision of any (x) indenture, mortgage, deed of trust, credit agreement or note purchase agreement or other agreement or instrument, in each case with respect to the Lessee's indebtedness for borrowed money or (y) contract, undertaking, agreement or other instrument not described in clause (x) above to which the Lessee or their respective properties or assets is bound (collectively, any "Contractual Obligation"), (v) result in or require the creation or imposition of any Lien upon any material properties or assets of the Lessee, or (vi) require any approval or consent of stockholders or any governmental authority, or require any approval or consent of any Person under any Contractual Obligation, except with respect to this clause (vi) for such approvals or consents as have been obtained on or before the Closing Date, copies of which have been provided to the Agent on or before the Closing Date.

                  (e) The consolidated balance sheet of the Lessee at December 29, 1996 and the related consolidated statements of income and cash flows for the Lessee's fiscal year ended as of said date, which have been examined by Price Waterhouse & Co., who delivered an unqualified opinion with respect thereto, were prepared in conformity with GAAP. All such financial statements fairly present the consolidated financial position of the Lessee and its Subsidiaries as at the date thereof and the consolidated results of operations and cash flows of the Lessee and its Subsidiaries for the period covered thereby. All information heretofore furnished by the Lessee to the Agent, the Lenders, the Bank Lenders, the Owner Trustee and the Holders for purposes of or in connection with the Operative Agreements or any transaction contemplated thereby is, and all such information hereafter furnished by the Lessee to the other parties to this Agreement will be true and accurate in every material respect, on the date such information is stated or certified.

                  (f) Since December 29, 1996 there has been no material adverse change in the financial condition, operations or business of the Lessee and its Subsidiaries, taken as a whole.

                  (g) There is no action, suit, proceeding, arbitration (whether or not purportedly on behalf of the Lessee or any of its Subsidiaries) with respect to which the Lessee or such Subsidiary has been notified or otherwise has knowledge, or, to the knowledge of the Lessee, governmental investigation, at Law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, pending or, to the knowledge of the Lessee, threatened with respect to any domestic action, suit, proceeding, governmental investigation or arbitration, or pending for more than 30 days or, to the knowledge of the Lessee, threatened with respect to any foreign action, suit, proceeding, governmental investigation or arbitration against or affecting the Lessee or any of its Subsidiaries or any property of the Lessee or any of its Subsidiaries that would reasonably be expected to result in a Material Adverse Effect.

                  (h) All Tax returns and reports of the Lessee and its Subsidiaries required to be filed by any of them have been timely filed in compliance with all applicable Laws, except where the failure to so timely file or comply with applicable Laws, has not had and would not reasonably be expected to have a Material Adverse Effect. All Taxes, assessments, fees and other governmental charges upon the Lessee and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable except for those that are being contested in good faith and for which adequate reserves have been provided by the Lessee or the applicable Subsidiary with respect to which the failure to pay would not reasonably be expected to have a Material Adverse Effect.

                  (i)      (Intentionally Omitted)

                  (j) The Lessee is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

                  (k) The Lessee has not used nor will it use any portion of the proceeds from the issuance of the Certificates or the Notes in any manner that might cause the application of such proceeds, whether directly or indirectly, to (i) violate Regulations G, U, T or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board, as in effect on the date or dates of the use of such proceeds, or (ii) be used to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities and Exchange Act of 1934, or any regulations issued pursuant thereto.

                  (l)      A copy of the most recent Annual Report (5500 Series
Form), including all attachments thereto, filed with the Internal Revenue Service has been provided to the Agent (on behalf of the other parties to this Agreement, excluding the Lessee) for each Plan and fairly presents the funding status of each Plan. There has been no material deterioration in any Plan's funding status since the date of such Annual Report. The Lessee has provided the Agent on behalf of the Owner Trustee, the Holders, the Lenders and the Bank Lenders with a list of all Plans and Multiemployer Plans and all available information with respect to its or any Controlled Group Member's direct, indirect or potential withdrawal liability to any Multiemployer Plan.

                  (m) Each of the Lessee and its Subsidiaries is and has been in compliance with all Environmental Laws, whether in connection with the ownership, use, maintenance or operation of any owned or leased property or the conduct of any business thereon, therewith or otherwise, except for any non-compliance which would not reasonably be expected to have a Material Adverse Effect. Except as set forth in
Schedule 3, neither the Lessee, any of its Subsidiaries nor, to the knowledge of the Lessee, any third Person at any time occupying or using any property owned or leased by the Lessee or any of its Subsidiaries, has at any time used, generated, disposed of, stored or transported to or from, any Hazardous Materials on, under, at, with or otherwise with respect to such property, except in compliance with all applicable Environmental Laws other than any non-compliance which would not reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 3, to the knowledge of the Lessee, no Person has at any time within the five-year period immediately preceding the Closing Date released or threatened the release of any Hazardous Materials in any form, quantity or concentration on, under, at, with or otherwise with respect to any property owned or leased by the Lessee or its Subsidiaries in a manner which would reasonably be expected to have a Material Adverse Effect.

                  (n) No Lease Default or Lease Event of Default has occurred and is continuing and to the knowledge of the Lessee, no Event of Loss has occurred.

                  (o) The principal place of business and chief executive office of the Lessee and the place where the Lessee shall retain its records concerning the Equipment and all its interest in, to and under all documents relating to the Trust Estate (i) are located in Mecklenburg County, North Carolina and (ii) have been located at such address for no less than the six month period immediately preceding the Closing Date.

                  (p) The legal name of the Lessee is (and for no less than the six months period immediately preceding the Closing Date has been) "Coca-Cola Bottling Co. Consolidated".

                  (q) The principal place of business (as such term is defined under the Kentucky Uniform Commercial Code) of the Lessee in Kentucky is located in Pike County, Kentucky.

         3.3 REPRESENTATIONS AND WARRANTIES OF THE LESSEE AS OF EACH ACCEPTANCE DATE.

         The Lessee represents and warrants to the other parties to this Agreement that, as of each Acceptance Date (except to the extent any such representations and warranties are waived in writing by the other parties to this Agreement as of such Acceptance Date):

                  (a) All the Incorporated Representations and the representations and warranties given by the Lessee under Section 3.2 (except with respect to Sections 3.2(f) and (h)) shall be true and accurate as of each such Acceptance Date, as applicable, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date).

                  (b) Upon (i) the filing (on the initial Acceptance Date) of the Uniform Commercial Code financing statements (which have been prepared by the Agent and reviewed by the Lessee) in the filing offices referenced on such Uniform Commercial Code financing statements, (ii) the execution and delivery of the applicable Lease Supplement (on each Acceptance Date) regarding the Equipment accepted under the Lease on such Acceptance Date, and (iii) the filing (on each Acceptance Date) by the Lessee in filing offices of its determination in the Approved States of applications for the certificates of title (which applications the Lessee has prepared or caused to be prepared) regarding the Equipment accepted under the Lease on such Acceptance Date subject to certificate of title statutes, all filings and other actions necessary or reasonably required to establish and perfect the right, title and interest of the Owner Trustee (and to establish good and marketable legal title in favor of the Owner Trustee, free and clear of all Liens, except Permitted Liens) in and to the Equipment funded on the applicable Acceptance Date and the remainder of the Trust Estate and to perfect the Lien of the Agent on the Collateral will have been made on or prior to such Acceptance Date and the Loan Agreement will on such Acceptance Date create a valid and perfected first priority Lien on the Collateral, subject to any Lessor's Liens and Permitted Liens.

                  (c) On the applicable Acceptance Date all sales, use or transfer Taxes due and payable upon the purchase of the Equipment by the Owner Trustee on each applicable Acceptance Date and on the lease thereof to the Lessee will have been paid or the Lessee shall be liable for the payment thereof.

                  (d) The Units accepted under the Lease on such Acceptance Date are adequate to operate in commercial service and comply with all Laws governing the service in which such Units are being placed by the Lessee; each Unit specified in Schedule 1 to the applicable Lease Supplement has been delivered directly by the applicable Seller to the Lessee and the Lessee is unaware of any structural defects in or damage to such Units.

                  (e) The conveyance of the Units effected on such Acceptance Date are not void or voidable under any applicable Law.

                  (f) The Lessee is in compliance with all applicable Environmental Laws relating to the Equipment accepted under the Lease on such Acceptance Date including without limitation the ownership, use, transport, storage, condition, maintenance and operation of the Equipment unless the failure to comply with such Environmental Laws would not (i) reasonably be expected to result in a Material Adverse Effect, (ii) materially adversely affect the rights or interests of the Owner Trustee in the Equipment or (iii) otherwise expose the Owner Trustee, the Holders, the Lenders, the Bank Lenders, the Liquidity Provider, the Liquidity Facility Participants or the Agent to criminal sanctions or civil liabilities.

                  (g) The Lessee has received no service of any writs, injunctions, decrees, orders or judgments outstanding against the Lessee relating to the Equipment accepted under the Lease on such Acceptance Date including without limitation the ownership, use, transport, storage, condition, maintenance or operation of the Equipment resulting from a violation of any applicable Environmental Law, and there are no lawsuits, proceedings or investigations under any applicable Environmental Law pending or, to the Lessee's knowledge, threatened against the Lessee relating to the ownership, use, maintenance or operation of the Equipment.

                  (h) The Units accepted under the Lease on such Acceptance Date are personal property, not fixtures.

                  (i) The Units accepted under the Lease on such Acceptance Date are all located in one of the Approved States.

                  (j) The failure of the Lessee to deliver a Purchase Agreement Assignment respecting each Unit accepted under the Lease on such Acceptance Date constitutes a representation and warranty by the Lessee (other than in the Lessee's agency capacity for the benefit of the Owner Trustee pursuant to the Collateral Agency Agreement) that neither the Lessee nor any Affiliate of the Lessee is a party to, or a beneficiary of, any agreement or other document pursuant to which the Lessee or such Affiliate has received any representation, warranty or indemnity from the Seller or any other manufacturer or vendor respecting such Unit.

                  (k) Since the date of the financial statements referenced in Section 5.1 most recently provided by the Lessee to the Agent, there has been no change in the financial condition, operations or business of the Lessee and its Subsidiaries, taken as a whole, which would give rise to a Material Adverse Effect.

                  (l) The Equipment accepted on such Acceptance Date in each of the Approved States, as applicable, has an Equipment Cost as set forth in the Certificate of Acceptance.

                  (m) As of such Acceptance Date, the Lessee has two or more "places of business" (as such term, or any similar term, is defined under the Uniform Commercial Code of each Approved State) in each Approved State (other than Ohio and Pennsylvania in which states the Lessee has no such "place of business"); provided, notwithstanding the foregoing, the Lessee shall not be deemed to have given the representation and warranty set forth in this Section 3.3(m) on such Acceptance Date if (i) the Lessee has fewer than two such "places of business" in any Approved State as of such Acceptance Date and (ii) the Lessee has given written notice to the Agent of the same no less than 15 days prior to such Acceptance Date.

                  (n)      As of such Acceptance Date, the Lessee has delivered
(i) invoices respecting the Equipment to be accepted on such Acceptance Date which invoices reference the make, model, serial number, vehicle identification number (if any), registration number (if any) and Equipment Cost of all such Equipment and (ii) a list of all Equipment subject to the Lease on the day immediately preceding such Acceptance Date, which list constitutes a true, complete and correct listing in all material respects of the make, model, serial number and Class of all Equipment subject to the Lease on the day immediately preceding such Acceptance Date (collectively, such invoices and lists to be delivered by the Lessee from time to time may be referred to as the "Filing Materials").

SECTION 4.        CLOSING CONDITIONS

         4.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PARTIES OTHER THAN THE LESSEE ON THE CLOSING DATE.

         The obligation of each of the parties hereto (other than the Lessee) to participate in the transactions contemplated hereby on the Closing Date shall be subject to the following conditions on or prior to the Closing Date (except that (i) the obligation of any such party shall not be subject to such party's own performance or compliance and (ii) the conditions specified below as being only for the benefit of a specified party or parties need be fulfilled only to the satisfaction of, or waived by, such party or parties). (To the extent such conditions precedent require the delivery of any agreement, document, instrument, opinion or any other item, such shall be in form and substance reasonably satisfactory to the Owner Trustee, the Holders, the Lenders and the Agent.):

                  (a) On the Closing Date, each of the Operative Agreements to be delivered as of such date shall have been duly authorized, executed and delivered by the parties thereto, shall be in full force and effect and executed counterparts of each shall have been delivered to the Agent or its designee (on behalf of the Owner Trustee, the Holders, the Lenders and the Bank Lenders) on or before the Closing Date and promptly thereafter, the Agent shall cause executed counterparts of each to be delivered to the Owner Trustee, the Holders, the Lenders and the Bank Lenders, except that executed Certificates shall be delivered only to the Holders and executed Notes shall be delivered only to the Lenders and no event shall have occurred and be continuing that constitutes a Lease Default or a Lease Event of Default.

                  (b) On the Closing Date (i) the Lessee shall have caused the Lease or appropriate other evidence, to be duly filed, recorded and deposited in such place or places as the Owner Trustee, the Holders or the Agent may reasonably request for the protection of the Owner Trustee's interest in the Lease and the protection of the Agent's Lien under the Loan Agreement and (ii) Uniform Commercial Code financing statements and other documents pertaining to Lien perfection shall have been filed in such places as the Owner Trustee, any Participant or the Agent may reasonably request for (A) the protection of the Owner Trustee's interest in the Lease, or the Lien of the Agent in the Collateral and (B) the termination of any existing Liens against the Collateral.

                  (c) On the Closing Date, the Owner Trustee, the Holders, the Lenders and the Agent shall have received Lien searches regarding the Lessee (including without limitation Uniform Commercial Code searches and similar searches in foreign jurisdictions), Tax Lien searches and judgment Lien searches in such jurisdictions as such parties shall determine in their reasonable discretion and all such Liens which would materially impair the rights of such parties (as reasonably determined by such parties) shall have been removed at such time or otherwise handled in a manner reasonably satisfactory to all such parties.

                  (d) On the Closing Date, the representations and warranties of the parties hereto contained in Section 3 shall be true and correct with the same effect as though made on and as of said date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and the execution and delivery of this Agreement shall constitute a certification by each party giving such representations and warranties as to the accuracy of the representations and warranties in Section 3 as of the Closing Date.

                  (e) On the Closing Date, the Owner Trustee, the Holders, the Lenders, the Bank Lenders and the Agent shall have received the favorable written opinion of each of (i) Witt, Gaither & Whitaker, P.C., counsel for the Lessee and (ii) Ray, Quinney & Nebeker, counsel for the Owner Trustee.

                  (f) On the Closing Date, the Lessee shall deliver or cause to be delivered to the Owner Trustee, the Holders, the Lenders, the Bank Lenders and the Agent the following, each unless otherwise noted dated the Closing Date, (i) good standing certificates from its jurisdiction of incorporation, the jurisdiction of its principal place of business and each other jurisdiction in which the failure to qualify may have a Material Adverse Effect, each dated a recent date prior to the Closing Date, (ii) a certified copy of its articles of incorporation, by-laws and the resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of the Lessee Agreements, certified as of the Closing Date by its corporate secretary or assistant secretary as being in full force and effect without modification or amendment, and (iii) signature and incumbency certificates of its officers executing the Operative Agreements to which it is a party.

                  (g) On the Closing Date, the Owner Trustee shall deliver or cause to be delivered to the Holders, the Lenders, the Bank Lenders and the Agent the following, each unless otherwise noted dated the Closing Date, (i) a good standing certificate from the Office of the Comptroller of the Currency dated a recent date prior to the Closing Date, (ii) a certified copy of its articles of association, by-laws and the resolution of its Board of Directors approving and authorizing the execution, delivery and performance of the Operative Agreements to which it is a party, certified as of the Closing Date by an authorized officer as being in full force and effect without modification or amendment, and (iii) signature and incumbency certificates of its officers executing the Operative Agreements to which it is a party.

                  (h) On the Closing Date, no action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Closing Date, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

                  (i) On the Closing Date, all approvals and consents of any trustees or holders of any indebtedness or obligations of the Lessee which are required to be obtained on or prior to the Closing Date in connection with the transactions contemplated by the Operative Agreements, shall have been duly obtained and be in full force and effect.

                  (j) On the Closing Date, all actions, if any, required to have been taken by any Governmental Authority of the United States on or prior to the Closing Date in connection with the transactions contemplated by the Operative Agreements shall have been taken by such

Governmental Authority of the United States and all orders, permits, waivers, exemptions, authorizations and approvals of such entities required to be in effect on or prior to the Closing Date in connection with the transactions contemplated by this Agreement shall have been issued, and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect, on the Closing Date.

                  (k) On the Closing Date, the Agent shall have received evidence satisfactory to it that the aggregate amount of the Arrangement Fee and any other Fees due and payable on the Closing Date have been paid.

                  [(l).....ON THE CLOSING DATE, THE OWNER TRUSTEE, THE HOLDERS,
THE LENDERS, THE BANK LENDERS AND THE AGENT SHALL HAVE RECEIVED THE SATISFACTORY OPINION OF ARC INTERNATIONAL, INC. (ON A DESK-TOP APPRAISAL BASIS) IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE AGENT.]

                  (m) On the Closing Date, the Owner Trustee, the Holders, the Lenders, the Bank Lenders and the Agent shall have received such other documents, appraisals, certificates, financing statements and other items, as any such parties may reasonably require and to which any such party shall have provided reasonable notice to the Lessee of such requirement.

         4.2 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PARTIES OTHER THAN THE LESSEE ON EACH ACCEPTANCE DATE.

         The obligation of each of the parties hereto (other than the Lessee) to participate in the transactions contemplated hereby on each Acceptance Date shall be subject to the following conditions on or prior to such Acceptance Date (except that (i) the obligation of any such party shall not be subject to such party's own performance or compliance and (ii) the conditions specified below as being only for the benefit of a specified party or parties need be fulfilled only to the satisfaction of, or waived by, such party or parties). (To the extent such conditions precedent require the delivery of any agreement, document, instrument, opinion or any other item, such shall be in form and substance reasonably satisfactory to the Owner Trustee, the Holders, the Lenders and the Agent.):

                  (a) On each applicable Acceptance Date, each of the Operative Agreements to be delivered as of such Acceptance Date shall have been duly authorized, executed and delivered by the parties thereto, shall be in full force and effect and executed counterparts of each shall have been delivered to the Owner Trustee, the Holders, the Lenders and the Agent or their counsel on or before such Acceptance Date and no event shall have occurred and be continuing that constitutes a Lease Default or a Lease Event of Default.

                  (b) On each applicable Acceptance Date (i) the Lessee shall have caused the Lease and the Lease Supplement covering the Units delivered on such Acceptance Date or appropriate other evidence, to be duly filed, recorded and deposited in such place or places as the Owner Trustee, the Holders or the Agent may reasonably request for the protection of the Owner Trustee's title to the Equipment and interest in the Lease and the protection of the Agent's Lien on the Collateral and (ii) Uniform Commercial Code financing statements and other documents pertaining to Lien perfection shall have been filed in such places as the Owner Trustee, any Participant or the Agent may reasonably request for (A) the protection of the Owner Trustee's title to the Equipment and interest in the Lease, or the Lien of the Agent in the Collateral and (B) the termination of any existing Liens against the Collateral.

                  (c) On each applicable Acceptance Date, the Lessee shall have delivered the Filing Materials for such Acceptance Date to the Agent (on behalf of the Owner Trustee, the Holders, the Lenders and the Bank Lenders).

                  (d) On each applicable Acceptance Date, the representations and warranties of the parties hereto contained in Section 3 and the Incorporated Representations (other than those representations and warranties contained in Sections 3.2(f) and (h)) shall be true and correct with the same effect as though made on and as of said date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and the execution and delivery of the applicable Lease Supplement shall constitute a certification by each party giving such representations and warranties of the accuracy of the representations and the warranties in Section 3 and the Incorporated Representations (other than those representations and warranties contained in Sections 3.2(f) and (h)) as of such Acceptance Date.

                  (e) On each applicable Acceptance Date, after giving effect to the transactions contemplated hereby, the Owner Trustee shall have good and marketable legal title to each Unit of Equipment to be delivered on such Acceptance Date, free and clear of all Liens, and the execution and delivery of the Lease Supplement by the Lessee to which such Unit is applicable shall be deemed a certification by the Lessee of the same.

                  (f) On each applicable Acceptance Date the Additionally Insured Parties shall have received (or shall have previously received) certificates of insurance signed by the insurer or by an independent insurance broker evidencing insurance coverages required pursuant to Section 12 of the Lease.

                  (g) On each applicable Acceptance Date, no action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the applicable Acceptance Date, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

                  (h) On each applicable Acceptance Date, the Agent (on behalf of the other parties to this Agreement) shall have received (or shall have waived receipt of) the Notice of Delivery applicable to such Acceptance Date required pursuant to Section 2.3.

                  (i) On each applicable Acceptance Date, the Owner Trustee shall have received invoices of each Seller addressed to the Owner Trustee, setting forth the portion of the Equipment Cost constituting the purchase price payable to such Seller for the Units conveyed by such Seller on such Acceptance Date.

                  (j) On each applicable Acceptance Date, no change shall have occurred after the date of the execution and delivery of this Agreement in applicable Law or interpretations thereof by regulatory authorities that, in the opinion of either the Owner Trustee, the Holders, the Lenders, the Bank Lenders, the Agent or their counsel, would make it illegal for such party to enter into any transaction contemplated by the Operative Agreements.

                  (k) On each applicable Acceptance Date, each Holder shall have made available its respective portion of the Aggregate Holder Funded Amount in the amount specified in, and otherwise in accordance with, Sections 2.2(a) and 2.3 and each Lender shall have made available its respective portion of the Aggregate Lender Funded Amount in the amount specified in, and otherwise in accordance with, Sections 2.2(b) and 2.3.

                  (l) On each applicable Acceptance Date, all approvals and consents of any trustees or holders of any indebtedness or obligations of the Lessee which are required to be obtained prior to such Acceptance Date in connection with the transactions contemplated by the Operative Agreements, shall have been duly obtained and be in full force and effect.

                  (m) On each applicable Acceptance Date, all actions, if any, required to have been taken by any Governmental Authority on or prior to such Acceptance Date in connection with the transactions contemplated by the Operative Agreements on such Acceptance Date shall have been taken by such Governmental Authority and all orders, permits, waivers, exemptions, authorizations and approvals of such entities required to be in effect on such Acceptance Date in connection with the transactions contemplated by this Agreement on such Acceptance Date shall have been issued, and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect, on such Acceptance Date.

                  (n) On each applicable Acceptance Date, a Certificate of Acceptance with respect to the applicable Units delivered to the Owner Trustee (or to the Lessee, on behalf of the Owner Trustee) on such Acceptance Date shall have been duly executed and delivered by the Lessee, as the authorized representative of the Owner Trustee.

                  (o) The Owner Trustee, the Holders, the Lenders, the Bank Lenders and the Agent shall have received such other documents, appraisals, certificates, financing statements, opinions and other items as any such parties may reasonably require, to the extent such parties shall have provided reasonable notice to the Lessee taking into account the date the applicable Notice of Delivery is delivered by the Lessee to the Agent.

         4.3 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE LESSEE ON THE CLOSING DATE.

         The obligations of the Lessee to enter into this Agreement and the other Operative Agreements to which the Lessee is a party is subject to the following conditions as of the Closing Date:

                  (a) On the Closing Date, each of the Operative Agreements to be delivered as of such date shall be reasonably satisfactory in form and substance to the Lessee and shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than the Lessee), and an executed counterpart of each thereof shall have been delivered to the Lessee or its counsel (except that executed Certificates shall be delivered only to the Holders and executed Notes shall be delivered only to the Lenders).

                  (b) On the Closing Date, the representations and warranties of the Owner Trustee contained in Section 3 shall be true and correct in all material respects as of the Closing Date as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on such earlier date) and the execution and delivery of this Agreement shall constitute a certification by the Owner Trustee as to the accuracy of the representations and warranties in Section 3 as of the Closing Date.

                  (c) On the Closing Date, the Lessee shall have received the opinion of counsel, in form and substance reasonably satisfactory to the Lessee, referred to in Section 4.1(e)(ii) addressed to the Lessee.

                  (d)      (Intentionally Omitted)

                  (e) On the Closing Date, there shall have been duly issued and delivered by the Owner Trustee to the Lenders, against payment therefor, the Notes and to the Holders, the Certificates, each dated the Closing Date.

                  (f) On the Closing Date, the Owner Trustee shall deliver or cause to be delivered to the Lessee the following, each unless otherwise noted dated the Closing Date and in form and substance satisfactory to them, (i) a good standing certificate from the Office of the Comptroller of the Currency dated a recent date prior to the Closing Date, (ii) a certified copy of its articles of association, by-laws and the resolution of its Board of Directors approving and authorizing the execution, delivery and performance of the Operative Agreements to which it is a party, certified as of the Closing Date by an authorized officer as being in full force and effect without modification or amendment, and (iii) signature and incumbency certificates of its officers executing the Operative Agreements to which it is a party.

                  (g) On the Closing Date, no change shall have occurred after the date of the execution and delivery of this Agreement in applicable Law or interpretations thereof by regulatory authorities that, in the opinion of either the Lessee or its counsel, would make it illegal for the Lessee to enter into any transaction contemplated by the Operative Agreements.

                  (h) On the Closing Date, all actions, if any, required to have been taken by any Governmental Authority on or prior to the Closing Date in connection with the transactions contemplated by the Operative Agreements on the Closing Date shall have been taken by any such Governmental Authority and all orders, permits, waivers, exemptions, authorizations and approvals of such entities required to be in effect on the Closing Date in connection with the transactions contemplated by the Operative Agreements on the Closing Date shall have been issued, and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect, on the Closing Date.

         4.4 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE LESSEE ON EACH ACCEPTANCE DATE.

         The obligation of the Lessee to participate in the transactions contemplated hereby on each Acceptance Date shall be subject to the following conditions on or prior to such Acceptance Date (except that (i) the obligation of the Lessee shall not be subject to the Lessee's own performance or compliance and (ii) the conditions specified below as being only for the benefit of a specified party or parties need be fulfilled only to the satisfaction of, or waived by, such party or parties). (To the extent such conditions precedent require the delivery of any agreement, document, instrument, opinion or any other item, such shall be in form and substance reasonably satisfactory to the Lessee.):

                  (a) On each applicable Acceptance Date, each of the Operative Agreements to be delivered as of such date shall be reasonably satisfactory in form and substance to the Lessee and shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than the Lessee), and an executed counterpart of each thereof shall have been delivered to the Lessee or its special counsel.

                  (b) On each applicable Acceptance Date, the representations and warranties of the Owner Trustee contained in Section 3 shall be true and correct with the same effect as though made on and as of said date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on such earlier date) and the execution and delivery of the applicable Lease Supplement shall constitute a certification by the Owner Trustee as to the accuracy of the representations and warranties in Section 3 as of such Acceptance Date.

                  (c) On each applicable Acceptance Date, no action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of such Acceptance Date, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

                  (d) On each applicable Acceptance Date, each Holder shall have made available its respective portion of the Aggregate Holder Funded Amount in the amount specified in, and otherwise in accordance with, Sections 2.2(a) and 2.3.

                  (e) On each applicable Acceptance Date, each Lender shall have made available its respective portion of the Aggregate Lender Funded Amount in the amount specified in, and otherwise in accordance with, Sections 2.2(b) and 2.3.

                  (f)      (Intentionally Omitted)

                  (g) On each applicable Acceptance Date, after giving effect to the transactions contemplated hereby, the Owner Trustee shall have good and marketable legal title to each Unit of Equipment to be delivered on such Acceptance Date, free and clear of all Liens, except Permitted Liens.

                  (h) On each applicable Acceptance Date, no change shall have occurred after the date of the execution and delivery of this Agreement in applicable Law or interpretations thereof by regulatory authorities that, in the opinion of either the Lessee or its counsel, would make it illegal for the Lessee to enter into any transaction contemplated by the Operative Agreements.

                  (i) On each applicable Acceptance Date, all actions, if any, required to have been taken by any Governmental Authority on or prior to such Acceptance Date in connection with the transactions contemplated by the Operative Agreements on such Acceptance Date shall have been taken by any such Governmental Authority and all orders, permits, waivers, exemptions, authorizations and approvals of such entities required to be in effect on such Acceptance Date in connection with the transactions contemplated by the Operative Agreements on such Acceptance Date shall have been issued, and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect, on such Acceptance Date.

SECTION 5.        COVENANTS OF THE LESSEE

         5.1      FINANCIAL AND OTHER REPORTS OF THE LESSEE.

         The Lessee will prepare consolidated financial statements in conformity with GAAP. The Lessee agrees that it will furnish directly to the Agent the following (and immediately thereafter the Agent shall provide copies of the same to the Owner Trustee, the Holders, the Lenders and the Bank Lenders):

                  (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Lessee, copies of the consolidated balance sheet of the Lessee and its Consolidated Subsidiaries as at the end of such year and of the related consolidated statements of income and retained earnings and changes in financial position for such year, setting forth in each case in comparative form the figures for the previous year, certified without qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing; and

                  (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Lessee, copies of the unaudited consolidated balance sheet of the Lessee and its Consolidated Subsidiaries as at the end of such quarter and of the related unaudited consolidated statements of income and retained earnings and changes in financial position of the Lessee and its Consolidated Subsidiaries for such quarterly period and the portion of the fiscal year through such date, setting forth in each case in comparative form figures for the previous year, certified by a Responsible Officer (subject to normal year-end audit adjustments).

                  (c) concurrently with the delivery of the financial statements referred to in Section 5.1(a) above, a certificate of the independent certified public accountants certifying such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate, and certifying the Company's compliance with the terms of the financial maintenance covenants set forth in Section 6.01 of the Credit Agreement, as such covenants have been incorporated by reference herein pursuant to Section 5.2.

                  (d) concurrently with the delivery of the financial statements referred to in Section 5.1(a) and (b) above, a Compliance Certificate (in the form of Exhibit D).

                  (e) promptly, such additional financial and other information as any other party to this Agreement may from time to time reasonably request.

         All financial statements referenced in Section 5.1(a) and (b) shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as approved by such accountants or officer, as the case may be, and disclosed therein).

         5.2      INCORPORATION OF PROVISIONS FROM CREDIT AGREEMENT.

         Reference is made to the Credit Agreement and the covenants contained in Sections 6.01, 6.03, 6.04, 6.06, 6.07, 6.08 and 6.10 of the Credit Agreement (hereinafter referred to as the "Incorporated Covenants") and the representations and warranties referenced in Section 4.02(a) of the Credit Agreement (hereinafter referred to as the "Incorporated Representations"). The Lessee hereby agrees with and for the benefit of the other parties hereto that the Incorporated Covenants and the Incorporated Representations (and all other relevant provisions of the Credit Agreement related thereto, including without limitation the defined terms contained in the Credit Agreement which are used in the Incorporated Covenants or the Incorporated Representations, as the case may
be) are hereby incorporated by reference into this Agreement to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of the parties thereto. In the event a waiver is granted under the Credit Agreement or an amendment or modification is executed with respect to the Credit Agreement, and such waiver, amendment and/or modification affects the Incorporated Covenants or the Incorporated Representations, as the case may be, then such waiver, amendment and/or modification shall automatically be effective with respect to the Incorporated Covenants or the Incorporated Representations, as the case may be, as if incorporated by reference into this Agreement. Any cure or waiver of a Credit Agreement Event of Default with regard to the Incorporated Covenants or the Incorporated Representations, as the case may be, shall constitute a cure or waiver of the related Lease Event of Default. Notwithstanding any language to the contrary contained in this Agreement or any other Operative Agreement, if the Credit Agreement is terminated or expires, then the Incorporated Covenants and the Incorporated Representations, as the case may be, shall remain in effect in the respective forms thereof as of such date of termination or expiration of the Credit Agreement.

         5.3      CHANGE OF CHIEF EXECUTIVE OFFICE.

         No less than 15 days prior to the date upon which the Lessee (a) has fewer than two "places of business" (as such term, or any similar term, is defined under the Uniform Commercial Code of each Approved State) in any Approved State and such fact requires an additional Uniform Commercial Code filing, (b) shall change its principal place of business in Kentucky (as such term is defined under the Kentucky Uniform Commercial Code) from Pike County, Kentucky, or (c) shall change its chief executive office (as such term is defined in Article 9 of the Uniform Commercial Code as in effect in the State of North Carolina), principal place of business or the place where the Lessee shall retain its records concerning the Equipment and all its interests in, to and under all documents relating to the Trust Estate from 1900 Rexford Road, Charlotte, North Carolina 28211, then in any such case the Lessee shall notify the Agent (on behalf of the Owner Trustee, the Holders, the Bank Lenders and the Lenders) of the same and of the need to make additional Uniform Commercial Code filing with respect thereto.

         5.4      LIEN SEARCHES.

         Within 30 days after the Closing Date and within 30 days after the last Acceptance Date, the Agent (on behalf of the Owner Trustee, the Holders, the Lenders and the Bank Lenders) shall have received Lien searches regarding the Lessee and the Equipment (including without limitation Uniform Commercial Code searches and similar searches in foreign jurisdictions), Tax Lien searches and judgment Lien searches in such jurisdictions as such parties shall determine in their reasonable discretion, and Lessee shall cause all such Liens which would materially impair the rights of such parties (as reasonably determined by such parties) to be removed at such time or otherwise handled in a manner satisfactory to all such parties.

         5.5      CLASSIFICATION OF EQUIPMENT.

         At all times during the Term, the Lessee shall cause all Equipment to be personal property, not fixtures.

         5.6      NOTICE REGARDING PLACES OF BUSINESS AND RE-LOCATION OF
EQUIPMENT.

         No less than 15 days prior to the date upon which the Lessee shall have only one place of business (as such term, or any similar term, is defined under the Uniform Commercial Code of each Approved State) in a particular Approved State, the Lessee shall notify the Agent (on behalf of the Owner Trustee, the Holders, the Bank Lenders and the Lenders) of the same and of the need to make additional Uniform Commercial Code filings with respect thereto. Promptly upon receipt of such notice, the Agent shall notify the Owner Trustee, the Holders, the Bank Lenders and the Lenders of the same. No less than 15 days prior to the date upon which any Unit shall be relocated to any jurisdiction (other than an Approved State), the Lessee shall notify the Agent (on behalf of the Owner Trustee, the Holders, the Bank Lenders and the Lenders) of the same and of the need to make additional Uniform Commercial Code filings with respect thereto. Promptly upon receipt of such notice, the Agent shall notify the Owner Trustee, the Holders, the Bank Lenders and the Lenders of the same.

         5.7      LIEN PERFECTION FILINGS - INITIAL ACCEPTANCE DATE.

         Regarding the Uniform Commercial Code financing statements, certificates of title and other filings referenced in Section 3.3 of this Agreement relating to the initial Acceptance Date, the Lessee shall cause all such filings to occur on or prior to a date five Business Days after the initial Acceptance Date.

         5.8      ALLOCATION OF EQUIPMENT COST AMONG THE APPROVED STATES.

         On the Basic Term Commencement Date and each annual anniversary thereof during the Term, the Lessee shall provide a certificate to the Agent on behalf of the Owner Trustee, the Lenders, the Holders and the Bank Lenders certifying
(a) any changes in the allocation of Equipment Cost among the Approved States referenced in each Certificate of Acceptance and (b) the Lessee shall have made all necessary and appropriate payment of additional filing taxes and other like charges in connection with the foregoing. The Lessee shall provide evidence of the same to the Agent on each such date.

         5.9      UCC FILING AT BASIC TERM COMMENCEMENT DATE OR THEREAFTER.

         On the Basic Term Commencement Date or at any time thereafter, the Agent (at the direction of the Majority Holders or the Majority In Interest but at the cost and expense of the Lessee) shall have the option of electing to amend the Uniform Commercial Code financing statements filed with respect to the Equipment on or prior to such date in a manner determined by the Agent in its reasonable discretion (such amendments to be in form and substance satisfactory to the Majority Holders and the Majority In Interest) in order to include a listing of the make, model and serial numbers of the Equipment, then subject to the Lease. The Lessee hereby agrees to execute any and all such amendments (as provided by the Agent to the Lessee) and to promptly return the same to the Agent.

SECTION 6.        OTHER COVENANTS AND AGREEMENTS

         6.1      RESTRICTIONS ON TRANSFER.

                  (a) Subject to the provisos to this sentence, each Holder, each Lender and each Bank Lender agrees that no such entity shall sell, transfer or assign (in whole or in part) its right, title and interest in and to the Operative Agreements (or any of them) without selling, transferring or assigning (in whole or in part and on the same pro rata basis) its right, title and interest in and to the Other CCB Transaction Documents and without the prior written consent of the Lessee (which consent may not be unreasonably withheld or delayed); provided, no such consent from Lessee shall be required subsequent to the occurrence of a Lease Default or Lease Event of Default; provided, further, that without the prior written consent of the Lessee (i) a Holder may sell, transfer or assign its interest to an Affiliate of such Holder or to another Holder, (ii) the Initial Lender may sell, transfer or assign its interest to the Bank Lenders as contemplated by Section 8, (iii) the Initial Lender may sell, transfer or assign its interest to the Liquidity Provider as contemplated by the Liquidity Documents, (iv) the Initial Lender may sell, transfer or assign its interest to any multi-seller commercial paper funding vehicle administered by

NationsBank or any Affiliate thereof, (v) a Lender may sell, transfer or assign its interest to an Affiliate of such Lender or to another Lender and (vi) a Bank Lender may sell, transfer or assign its interest to an Affiliate of such Bank Lender or to another Bank Lender. In addition, (x) no Holder may sell, transfer or assign any such interest unless such sale, transfer or assignment is ratable as to all such Holder's interests in the Operative Agreements (including without limitation with respect to all Certificates), (y) no Lender may sell, transfer or assign any such interest unless such sale, transfer or assignment is ratable as to all such Lender's interests in the Operative Agreements (including without limitation with respect to all Notes) and (z) no Bank Lender may sell, transfer or assign any such interest unless such sale, transfer or assignment is ratable as to all such Bank Lender's interests (including without limitation with respect to all Notes). In addition, there shall be no such sale, transfer or assignment of the Certificates or the Notes in violation of applicable securities Laws, and Lessee shall have no obligation to pay any cost or expense for the registration under applicable securities Laws of any Certificate or Note. In addition, except with regard to any sale, transfer or assignment by a Holder of its right, title and interest in and to the Operative Agreements (or any of them) to an Affiliate of such Holder or to another Holder, each such sale, transfer or assignment by a Holder shall be to a Person which (in the case of any banking institution or insurance company) has capital, surplus and undivided profits (or the equivalent) of at least $50,000,000 or (in the case of any finance or leasing company or other Person) has a net worth of at least $50,000,000 or in any such case in which the potential transferee does not satisfy the foregoing standards for capital, surplus and undivided profits or net worth, the obligations of such potential transferee are guaranteed by another Person which does satisfy the foregoing standards for capital, surplus and undivided profits or net worth.

                  (b) Upon any such transfer, (i) except as the context otherwise requires, the Person to whom such sale, transfer or assignment is made (a "Transferee") shall be deemed a "Holder", "Lender" or "Bank Lender", as the case may be, and shall enjoy the rights and privileges and perform the obligations of the transferring party (the "Transferor") to the extent of the interest transferred hereunder and under each other Operative Agreement to which the Transferor is a party, and, except as the context otherwise requires, each reference in this Agreement and each other Operative Agreement to the "Holders", the "Lenders" or the "Bank Lenders", as the case may be, shall thereafter be deemed to include such Transferee for all purposes to the extent of the interest transferred, (ii) the Transferor shall continue to be entitled to all the benefits and rights, including without limitation the right to indemnification hereunder and under each other Operative Agreement to which the Transferor was a party or by which it was bound except to the extent otherwise agreed in writing; provided, subsequent to any such sale, transfer or assignment from a Transferor to a Transferee, with respect to any judgment award for which the Lessee has an indemnity obligation under the Operative Agreements, the Lessee shall not have an obligation to pay such judgment award more than once for the benefit of such Transferor and Transferee; provided, further, the foregoing proviso shall not diminish the obligations of the Lessee to indemnify each Transferor and Transferee in all matters regarding fees, costs and expenses associated with litigation and (iii) the Transferor shall be released from all obligations hereunder and under each other Operative Agreement to which the Transferor is a party or by which the Transferor is bound to the extent such obligations are expressly assumed by a Transferee; provided, further, that in no event shall any such sale, transfer or assignment waive or release the Transferor from any liability on account of any breach existing immediately prior to such sale, transfer or assignment of any of its representations, warranties, covenants or obligations set forth in the Operative Agreements or for any gross negligence or fraudulent or willful misconduct. The restrictions set forth in this Section 6.1 shall not apply with respect to the sale, transfer or assignment of the Equipment which is to be consummated on or after the expiration or termination of the Lease or after the occurrence of a Lease Event of Default. Except with respect to any such sale, transfer or assignment of the interest by the Initial Lender for which there shall be no transfer fee payable to the Agent, in connection with any such sale, transfer or assignment of a Lender's interest or a Bank Lender's interest, the Transferor or the Transferee (as agreed between the parties) shall pay the Agent a transfer fee of $5,000.

                  (c)      Subject to the rights of the Lessee pursuant to
Section 21 of the Lease, the Lessee shall not sell, transfer or assign (in whole or in part) its respective right, title and interest in and to the Equipment and/or its obligations hereunder or the other Operative Agreements without the prior written consent of each other party to this Agreement (which consent may be withheld in such party's sole discretion).

         6.2      LESSOR'S LIENS ATTRIBUTABLE TO THE HOLDERS.

                  (a) Each Holder hereby covenants and agrees with and for the benefit of the other parties to this Agreement that such Holder will not directly or indirectly create, incur, assume or suffer to exist any Lessor's Liens on or against any part of the Trust Estate or the Equipment attributable to it and each Holder agrees that it will, at its own cost and expense, take such action as may be necessary to duly discharge and satisfy in full any such Lessor's Lien described above (by bonding or otherwise in a manner reasonably acceptable to the Lessee); provided, that such Holder may contest any such Lessor's Lien in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Equipment or any interest therein and do not interfere with the use, operation, or possession of the Equipment by the Lessee under the Lease or the rights of the Lenders under the Loan Agreement or the payment of Rent.

                  (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the other parties to this Agreement from time to time from and against any loss, cost, expense or damage which may be suffered by such party as a result of the failure of such Holder to discharge and satisfy in full any Lessor's Lien attributable to it and of the type identified in and when required to be discharged and satisfied by it under Section 6.2(a).

         6.3      LESSOR'S LIENS ATTRIBUTABLE TO THE OWNER TRUSTEE.

                  (a) The Owner Trustee in its individual capacity hereby unconditionally agrees with and for the benefit of the other parties to this Agreement that the Owner Trustee in its individual capacity will not directly or indirectly create, incur, assume or suffer to exist any Lessor's Liens on or against any part of the Trust Estate or the Equipment arising out of any act or omission of or claim against the Owner Trustee in its individual capacity, and the Owner Trustee in its individual capacity agrees that it will, at its own cost and expense, take such action as may be necessary to duly discharge and satisfy in full any such Lessor's Lien attributable to the Owner Trustee in its individual capacity (by bonding or otherwise in a manner reasonably acceptable to the Lessee and Lenders); provided, that the Owner Trustee may contest any such

Lessor's Lien in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Equipment or any interest therein and do not interfere with the use, operation, or possession of the Equipment by the Lessee under the Lease or the rights of the Lenders under the Loan Agreement or the payment of Rent.

                  (b) The Owner Trustee in its individual capacity agrees to indemnify and hold harmless the other parties to this Agreement from and against any loss, cost, expense or damage which may be suffered by such party as a result of the failure of the Owner Trustee to discharge and satisfy any Lessor's Liens attributable to it in its individual capacity and of the type identified in and when required to be discharged and satisfied by it under
Section 6.3(a).

         6.4      LIENS CREATED BY THE LENDERS.

                  (a) Each Lender (and each Bank Lender) covenants and agrees with and for the benefit of the other parties to this Agreement that such Lender (or such Bank Lender, as the case may be) shall not cause or permit to exist any Lien on or against any part of the Trust Estate or the Equipment attributable to such Lender (or such Bank Lender, as the case may be), except such Liens which are contemplated and permitted by the Operative Agreements and that such Lender (or such Bank Lender, as the case may be) will, at its own cost and expense, promptly take such action as may be necessary duly to discharge any such Lien; provided, that such Lender may contest any such Lien in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Equipment or any interest therein and do not interfere with the use, operation, or possession of the Equipment by the Lessee under the Lease or the rights of the Lenders under the Loan Agreement or the payment of Rent.

                  (b) Each Lender (and each Bank Lender) agrees, severally and not jointly, to indemnify and hold harmless the other parties to this Agreement from time to time from and against any loss, cost, expense or damage which may be suffered by such party as a result of the failure of such Lender (or such Bank Lender, as the case may be) to discharge and satisfy in full any Lien attributable to it and of the type identified in and when required to be discharged and satisfied by it under Section 6.4(a).

         6.5      LIENS CREATED BY THE AGENT.

                  (a) The Agent covenants and agrees with and for the benefit of the other parties to this Agreement that the Agent shall not cause or permit to exist any Lien on or against any part of the Trust Estate or the Equipment attributable to the Agent, except such Liens which are contemplated and permitted by the Operative Agreements and that the Agent will, at its own cost and expense, promptly take such action as may be necessary duly to discharge any such Lien.

                  (b) The Agent agrees to indemnify and hold harmless the other parties to this Agreement from time to time from and against any loss, cost, expense or damage which may be suffered by such party as a result of the failure of the Agent to discharge and satisfy in full any Lien attributable to it and of the type identified in and when required to be discharged and satisfied by it under Section 6.5(a).

         6.6      COVENANTS RESTRICTING THE OWNER TRUSTEE.

         So long as the Loans, the Notes, the Holder Advances or the Certificates remain outstanding and have not been paid in full or otherwise discharged in accordance with the terms of the Operative Agreements:

                  (a) The Owner Trustee shall not conduct, transact or otherwise engage in, or commit to transact, conduct or otherwise engage in, any business or operations other than the entry into, and exercise of rights and performance of obligations in respect of, the Operative Agreements, the Other CCB Transaction Documents and other activities incidental or related to the foregoing.

                  (b) The Owner Trustee shall not own, lease, manage or otherwise operate any properties or assets other than in connection with the activities described in Section 6.6(a), or incur, create, assume or suffer to exist any indebtedness or other consensual liabilities or financial obligations other than as may be incurred, created or assumed or as may exist in connection with the activities described in Section 6.6(a).

                  (c) The Owner Trustee shall not convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets, including without limitation its interest in the Trust Estate, whether now owned or hereafter acquired, except to the extent expressly contemplated by the Operative Agreements or the Other CCB Transaction Documents.

                  (d) The Owner Trustee shall at all times (i) observe and perform all of the covenants, conditions and obligations required to be performed by it (whether in its capacity as the Lessor, the Owner Trustee or otherwise) under each Operative Agreement to which it is a party and (ii) observe and perform, or cause to be observed and performed, all of the covenants, conditions and obligations of the Lessor under the Lease, even in the event that the Lease is terminated at stated expiration following a Lease Event of Default or otherwise.

                  (e) At any time and from time to time, upon the written request of the Agent, any Lender or any Holder, the Owner Trustee will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent, any Lender or any Holder may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the other Operative Agreements and of the rights and powers herein or therein granted.

                  (f) If on any date a Responsible Officer of the Owner Trustee shall obtain actual knowledge of the occurrence of a Default or Event of Default, the Owner Trustee will give written notice thereof to the Agent within five Business Days after such date.

                  (g) Without prejudice to any right under the Trust Agreement of the Owner Trustee to resign, the Owner Trustee (and in its individual capacity, First Security) agrees not to terminate or revoke the trust created by the Trust Agreement except as permitted by the terms thereof.

                  (h) On each Acceptance Date, the Owner Trustee's right, title and interest in and to the Equipment delivered on such Acceptance Date and the Collateral shall be free of any Lessor's Liens attributable to the Owner Trustee in its individual capacity.

                  (i) The Owner Trustee shall receive from each Seller such title to the Equipment as is conveyed to it by such Seller, subject to the rights of the Owner Trustee and the Lessee under the Lease.

                  (j) The Owner Trustee in its individual capacity agrees to give the Lessee, the Holders, the Lenders, the Bank Lenders and the Agent at least 30 days prior written notice of any relocation of the Owner Trustee's chief executive office, principal place of business or said place where its records concerning the Equipment and all its interest in, to and under all documents relating to the Trust Estate are located from its present location referenced in Section 3.1(g) or any subsequent location, which in all cases shall remain in the United States.

         6.7      COVENANTS OF ALL PARTIES REGARDING OPERATIVE  AGREEMENTS.

         The Owner Trustee (in its individual and trust capacity), the Holders, the Agent, the Lenders, the Bank Lenders and the Lessee hereby agree to comply with the provisions of all Operative Agreements to which they are a party and not to terminate, amend, modify, supplement, restate and/or replace any Operative Agreement in such a manner that increases the obligations or liabilities, or decreases the rights of, or is adverse to, any other party hereto or the Liquidity Provider or any Liquidity Facility Participant, without the prior written consent of such Person (it being understood that the consent of each Lender and each Holder is unnecessary to the extent permitted by the provisions of Section 9.1 of the Loan Agreement and Section 11.01 of the Trust Agreement, respectively).

         6.8      RENT SUFFICIENCY.

         Anything contained herein, in the Lease or in any other Operative Agreement to the contrary notwithstanding, the aggregate amount of Basic Rent payable on any Payment Date under the Lease shall be, under any circumstances and in any event, at least equal to the sum of (a) the amount of the scheduled installments of the Holder Advances to be repaid and yield on the Certificates, plus (b) the amount of scheduled installments of principal and interest on the Notes, in each case, due on such Payment Date. Anything contained herein, in the Lease or in any other Operative Agreement or other agreement to the contrary notwithstanding, the amount of the Stipulated Loss Value payable on any date on account of any Unit of Equipment, together with any other amounts payable pursuant to Sections 10, 11 or 22 of the Lease, as the case may be, shall be, under any circumstance and in any event, at least equal to the sum of (w) the amount of any payments then required to be made respecting such Unit on account of the outstanding principal of and interest on the Notes pursuant to the Loan Agreement plus (x) the amount of any payments then required to be made respecting such Unit on account of the outstanding Holder Advances to be repaid and yield on the Certificates pursuant to the Trust Agreement plus (y) Fees which may be due under the Liquidity Documents plus (z) any Break-Amount, in each case to the extent due on such date.

         6.9      RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME.

         The Lessee has agreed pursuant to the terms of the Operative Agreements to pay to the Agent until such time as the Loan Agreement has been discharged pursuant to its terms, any and all Rent (provided, that such right to receive Rent shall not include a right to receive Segregated Excepted Property but shall include a right to receive all other Excepted Property) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing the Lessor, the Owner Trustee, the Holders, the Agent, the Lenders, the Bank Lenders, the Liquidity Facility Participants and the Liquidity Provider (excluding such amounts referenced in the immediately preceding parenthetical phrase in this sentence). The Lessee has agreed pursuant to the terms of the Operative Agreements to pay to the Holders or such other Persons as are entitled to the receipt thereof, as appropriate, the Segregated Excepted Property payable to such Persons. Subject to the following sentences of this paragraph, the Agent shall segregate amounts received with regard to whether such amounts relate to Class A Equipment, Class B Equipment or Class C Equipment and promptly thereafter, the Agent shall apply and allocate (to the appropriate account of the Person entitled thereto as disclosed to the Agent in writing from time to time, or such other place as such Person may designate), in accordance with the terms of this Section 6.9 and based on the segregation of amounts with respect to Class A Equipment, Class B Equipment and Class C Equipment and the related Notes and Certificates, such amounts received from the Lessee and all other payments, receipts and other consideration of any kind whatsoever received by the Agent pursuant to this Agreement, any other Operative Agreement or otherwise received by the Agent in connection with the Collateral or the Excepted Property, as described in the paragraphs below. Notwithstanding the preceding provisions of this Section 6.9, in connection with any disposition of Equipment, upon the exercise of remedies in connection with any Event of Default and with regard to all other amounts received by the Agent under the Operative Agreements or otherwise with respect to the Equipment, the Agent shall apply all such amounts received respecting each Class of Equipment in accordance with the terms of this Section 6.9 to the obligations owed under the Operative Agreements respecting such Class of Equipment (including without limitation to the Certificates and Notes applicable to such Class of Equipment and to the out-of-pocket costs and expenses of the Agent and/or the Owner Trustee in connection with such disposition or exercise of remedies). After such application, the Agent shall apply any and all remaining amounts in accordance with the terms of this Section 6.9 ratably respecting the obligations owed under the Operative Agreements with regard to the other Classes of Equipment and thereafter in accordance with Section 6.9 of the Other CCB Participation Agreement.

                  (a) Any such payment or amount identified as or deemed to be Basic Rent shall be applied and allocated by the Agent first, ratably (based on amounts then due and owing under the Notes and the Certificates) to the Lenders and the Holders for application and allocation to the payment of interest on the Notes and to the payment of accrued yield with respect to the Holder Advance, thereafter to the principal of the Notes which is due and payable on such date and to the portion of the Holder Advance which is due on such date; and second, if no Lease Default or Lease Event of Default has occurred and is continuing, any excess (if other than a prepayment) shall be paid to such Person or Persons as the Lessee may designate; provided, that if a Lease Default or a Lease Event of Default has occurred and is continuing, such excess (if any) shall instead be held by the Agent until the earlier of (i) the first date thereafter on which no Lease Default or Lease Event of Default shall be in effect (in which case such payments or amounts shall then be made to such other Person or Persons as the Lessee may designate) and (ii) the Maturity Date (or, if earlier, the date of any acceleration of the Notes), in which case such amounts shall be applied and allocated in the manner contemplated by Section 6.9(c).

                  (b) (i) Except as otherwise provided in Sections 6.9(b)(ii), 6.9(c) or 6.9(e), in the event that any prepayment of the Notes or Certificates, in whole or in part, is required in accordance with the provisions of Section
2.10 of the Loan Agreement or Section 4.10 of the Trust Agreement, then any amount received pursuant to Sections 10 or 11 of the Lease or otherwise shall in each case be distributed and paid on a pro rata basis to the Lenders and the Holders in the following order of priority:

         first, ratably to the Owner Trustee and the Agent with respect to their respective out-of-pocket costs and expenses regarding any such prepayment or sale of the Equipment;

         second, ratably (based on amounts then due and owing under the Notes and Certificates) to the Lenders and the Holders as provided, respectively, in Section 2.10 of the Loan Agreement and Section 4.10 of the Trust Agreement;

         third, ratably to the Owner Trustee and the Agent regarding any other amounts owing to either such party under the Operative Agreements; and

         fourth, the balance, if any, of such amount remaining thereafter shall be distributed to the Owner Trustee for distribution to the Holders ratably according to their respective Advance Amounts.

                  (ii) Notwithstanding the foregoing or anything else herein or in any other Operative Agreement to the contrary, any Maximum Lessee Risk Amount (made in whole or in part) shall be applied as set forth in
         Section 6.9(c)(ii). Any insurance payment, requisition payment or other amount received by the Agent that is not required to be paid over to the Lessee or distributed shall be held by the Agent as security for the obligations of the Lessee under the Lease and applied as set forth therein or herein.

                  (c) (i) An amount equal to any payment identified as proceeds of the sale (or lease upon the exercise of remedies) of the Equipment or any portion thereof, whether pursuant to the exercise of remedies under the Lease or in connection with the sale of the Equipment pursuant to the end of Term termination option as provided in Section
         22.2 of the Lease or otherwise or other such amounts with respect to the Equipment for which an allocation is not otherwise set forth in this Section 6.9, shall be applied and allocated by the Agent first, ratably to the Owner Trustee and the Agent with respect to their respective out-of-pocket costs and expenses regarding such sale or the exercise of remedies, second, to the payment to the Holders of the outstanding balance of the Holder Advances plus all accrued and outstanding yield with respect to the Holder Advances, third, to the payment of the principal of and interest on the Notes then outstanding, fourth, to the payment of any other amounts owing to the Holders hereunder or under any of the other Operative Agreements, fifth, to the payment of any other amounts owing to the Lenders hereunder or under any of the other Operative Agreements, sixth, ratably to the Owner Trustee and the Agent regarding any other amounts owing to either such party under the Operative Agreements and seventh, to the extent moneys remain after application and allocation pursuant to clauses first through sixth above, to the Lessee.

                  (ii) An amount equal to (A) any such payment identified as a payment of all or a portion of the Maximum Lessee Risk Amount and (B) any other amount payable upon any exercise of remedies after the occurrence of a Lease Event of Default not covered by Section 6.9(c)(i) above (including without limitation any amount received in connection with an acceleration of the Notes which does not represent proceeds from the sale, liquidation or release of the Equipment or any Unit), shall be applied and allocated by the Agent first, to the Agent with respect to its out-of-pocket costs and expenses regarding the exercise of remedies, second, to the payment of the principal of and interest on the Notes then outstanding, third, to the payment of the outstanding balance of the Holder Advances plus all accrued and outstanding yield with respect to the Holder Advances, fourth, to the payment of any other amounts owing to the Lenders hereunder or under any of the other Operative Agreements, fifth, to the payment of any other amounts owing to the Holders hereunder or under any of the other Operative Agreements and sixth, to the extent of any monies remaining after the application pursuant to clauses first through fifth above, ratably to the Owner Trustee and the Agent regarding any other amounts owing to either such party under the Operative Agreements.

                  (d)      (i)      Except as otherwise provided in Section
                  6.9(c) or 6.9(e),

                           (A) An amount equal to any such payment identified as
                  Supplemental Rent received by the Agent for which provision as to the application thereof is made in the Operative Agreements shall be applied forthwith to the purpose for which such payment was made in accordance with the terms thereof and otherwise shall be applied and allocated by the Agent to the payment of any amounts then owing to the Owner Trustee, the Holders, the Lenders, the Bank Lenders, the Liquidity Facility Participants, the Liquidity Provider, the Agent and such other Persons (or any of them) (other than any such amounts payable pursuant to the preceding provisions of this Section 6.9), as shall be determined by the Agent in its reasonable discretion.

                           (B) Subject to Section 6.9(d)(ii), any payments
                  received and amounts realized by the Agent for which no provision as to the application thereof is made in the Lease or this Section 6.9 or otherwise in any Operative Agreement shall be distributed forthwith by the Agent to the Owner Trustee for distribution pursuant to the Trust Agreement.


                  (ii) Any payments received by the Agent for which provision as to the application thereof is made in the Lease or any other Operative Agreement but not elsewhere in this Agreement shall be applied to the purposes for which such payments were made in accordance with the provisions of the Lease or such other Operative Agreement, as the case may be.

                  (iii) The Agent in its reasonable judgment shall identify the nature of each payment or amount received by the Agent and apply and allocate each such amount in the manner specified above.

                  (e) All amounts constituting Excepted Property received by the Agent shall be paid by the Agent to the Person or Persons entitled thereto.

         Ratable allocations under this Section 6.9 between the Agent and the Owner Trustee shall be based upon the relative amount of costs, expenses and other amounts owed to each such party at the particular time under the particular provisions of the Operative Agreements.

         6.10     ACCELERATION UPON CERTAIN EVENTS OF DEFAULT.

         Each of the parties hereto agrees that the occurrence of a Lease Event of Default and the exercise of any remedies set forth in Section 15 of the Lease with respect thereto shall immediately create a Loan Agreement Event of Default and an acceleration of the Notes under the Loan Agreement and the Certificates under the Trust Agreement.

SECTION 7.        LESSEE'S INDEMNITIES

         7.1      GENERAL TAX INDEMNITY.

                  (a) All payments by the Lessee to or on behalf of any Indemnified Person in connection with the transactions contemplated by the Operative Agreements shall be free of withholdings of any nature whatsoever (and at any time that the Lessee is required to make any payment upon which any withholding will be required, the Lessee shall pay an additional amount such that the net amount actually received by the Person entitled to receive such payment will, after any withholding, equal the full amount of the payment due) and shall be free of expense to each Indemnified Person for collection or other charges. The Lessee hereby assumes liability for, and does hereby agree, whether or not any of the transactions contemplated hereby are consummated, to indemnify, protect, save, defend, exonerate, pay and hold harmless each Indemnified Person on an After-Tax Basis from any and all federal, state, local and foreign taxes, fees, withholdings, levies, imposts, duties, assessments and charges of any kind and nature whatsoever, together with any penalties, fines or interest therein (herein called "Taxes") howsoever imposed, whether levied or imposed upon or asserted against an Indemnified Person, the Lessee or the Equipment by any federal, state or local government or taxing authority in the United States, or by any taxing authority or governmental subdivision of a foreign country, upon or with respect to (i) the Equipment, (ii) the manufacture, construction, ordering, purchase, acceptance or rejection, ownership, delivery, leasing, re-leasing, subleasing, possession, use, operation, maintenance, storage, titling or re-titling, licensing or re-licensing, documentation, removal, return, sale (including without limitation sale to the Lessee by an Indemnified Person pursuant to the terms hereof) or other applications or dispositions of the Equipment, (iii) the payments, receipts or earnings arising from the Equipment, (iv) the payment of principal of, installments of Holder Advances, interest, yield or Break-Amount or other amounts payable with respect to the Notes, the Certificates, the Beneficial Interest or any interest or indebtedness with respect to the Equipment or the Trust Estate, (v) the Overall Transaction and (vi) the Operative Agreements, any document, instrument, agreement or contract entered into in relation thereto or otherwise in relation to the Equipment or any payments payable by the Lessee or to an Indemnified Person pursuant to the Operative Agreements or any document, instrument, agreement or contract entered into in relation thereto or otherwise in relation to the Equipment or the transactions contemplated by the Operative Agreements.

                  (b) The foregoing indemnity in Section 7.1(a) hereof shall not apply to any Taxes to the extent they result from the gross negligence or willful misconduct of an Indemnified Person, or (subject to the last sentence of Section 7.1(b)) to the extent such Taxes are based upon or measured by an Indemnified Person's net income (other than Taxes that are, or are in the nature of, sales, use, value added, transfer or property Taxes, and other than a Covered Income Tax as hereinafter defined). For purposes of this Agreement, a "Covered Income Tax" shall mean an income Tax (including without limitation a Tax imposed upon gross income or receipts) imposed on an Indemnified Person by any state, local or foreign taxing authority (excluding the United States federal government) in whose jurisdiction an Indemnified Person (including without limitation for this purpose all entities with which it is combined, integrated or consolidated in such taxing authority's jurisdiction) would not engage in business, would not maintain an office or other place of business, would not otherwise be located therein, and would not otherwise be subject to such taxing authority but for an Indemnified Person's role in the Operative Agreements and the transactions contemplated thereby, with respect to the Equipment, its manufacture, construction, ordering, purchase, acceptance or rejection, ownership, delivery, leasing, re-leasing, subleasing, possession, use, operation, maintenance, storage, titling or re-titling, licensing or re-licensing, documentation, removal, return, sale (including without limitation sale to the Lessee by an Indemnified Person pursuant to the terms hereof) or other applications or dispositions thereof, or the presence of the Lessee in such jurisdiction. The foregoing indemnity in Section 7.1(a) shall apply to any Taxes (upon or with respect to any of the enumerated matters of Section 7.1(a)) imposed on the Owner Trustee (including without limitation those based upon or measured by the Owner Trustee's net income (or other such Taxes that are, or are in the nature of, a Tax on net income) other than such Taxes based on or measured by any fees or compensation received by the Owner Trustee for services rendered in connection with the transactions contemplated hereby).

                  (c) Each Indemnified Person shall furnish the Lessee with copies of any requests for information received by such Indemnified Person from any taxing authority relating to any Taxes with respect to which the Lessee is required to indemnify hereunder, and if a claim is made against such Indemnified Person for any such Taxes, with respect to which the Lessee is liable for a payment or indemnity hereunder, such Indemnified Person shall give the Lessee notice in writing at least 30 days (or if such Indemnified Person receives notice of such claim within 30 days of the date a response is required, promptly upon such receipt) prior to the expiration of the time period for responding to such claim (but any failure to make such notification shall not relieve the Lessee of its obligation to indemnify the Indemnified Person unless such failure materially and adversely impairs the contest of such claim). The Lessee may, at its sole cost and expense, either in its own name or in the name of such Indemnified Person, contest the validity, applicability or amount of any such Taxes by means of a Permitted Contest; provided, however, such Indemnified Person shall in all cases control all such contests (including without limitation the right to terminate any such contest in its reasonable discretion) except as set forth in the next following proviso; provided, further, that (i) if such contest involves a Tax other than a Tax on net income (or other such Taxes that are, or are in the nature of, a Tax on net income) and can be pursued independently from any other proceeding involving a Tax liability of such Indemnified Person, the Indemnified Person, at the Lessee's request, shall allow the Lessee to conduct and control such contest and (ii) in the case of any contest, the Indemnified Person may request the Lessee to conduct and control such contest (with counsel to be selected by the Lessee and consented to by the Indemnified Person, such consent not to be unreasonably withheld; provided, further, that any Indemnified Person may retain separate counsel, the reasonable fees and expenses of which will be the expense of the Lessee in the event of a material conflict of interest). The party controlling any contest shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of such contest; provided, further, that all decisions ultimately shall be made in the discretion of the controlling party. The Lessee shall pay on demand by such Indemnified Person, and save such Indemnified Person harmless against, any and all losses, judgments, decrees and costs (including without limitation all reasonable attorneys' and accountants' fees and expenses) in connection with any Permitted Contest and shall promptly after the final settlement, compromise or determination (including without limitation any appeals) of such Permitted Contest, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, together with all penalties, fines, interest, costs and expenses thereof or in connection therewith, and perform all acts, the performance of which shall be ordered or decreed as a result thereof. If an Indemnified Person shall obtain a refund or reimbursement of any amount paid by the Lessee pursuant to this Section 7.1, such Indemnified Person shall promptly pay to the Lessee the amount of such refund or reimbursement, together with the amount of any interest and penalty reimbursements (to the extent that Lessee has previously paid such penalty) actually received by it on account of such refund or reimbursement. Notwithstanding the foregoing, the Indemnified Person shall not be required to contest any claim for Taxes unless (a) the Lessee shall advance any Tax amount or other amount required to be paid in connection with any such Permitted Contest to such Indemnified Person on an After-Tax Basis and an interest-free basis, (b) no Lease Default or Lease Event of Default has occurred and is continuing at such time, (c) in the case of a claim that must be pursued in the name of an Indemnified Person, the amount of the claim exceeds $25,000, (d) the Lessee shall acknowledge in writing its obligation to indemnify the Indemnified Person in the event such Permitted Contest is not successful, and (e) the Indemnified Person shall not be required to contest any adverse judicial decision unless it shall have received an opinion from independent tax counsel (at the expense of the Lessee) to the effect that substantial authority (within the meaning of Internal Revenue Code Section 6662) exists to contest such claim (but the Indemnified Person shall not be required to appeal an adverse determination to the U.S. Supreme Court).

                  (d) The Lessee will promptly notify the appropriate Indemnified Person of all reports or returns required to be made with respect to any Taxes with respect to which the Lessee is required to indemnify hereunder and will promptly provide such Indemnified Person with all information necessary for the making and timely filing of such reports or returns by such

Indemnified Person. If an Indemnified Person requests that any such reports or returns be prepared and filed by the Lessee, the Lessee will prepare and file the same if permitted by applicable Law to file the same, and if not so permitted, the Lessee shall prepare such reports or returns for signature by such Indemnified Person, and shall forward the same, together with immediately available funds for payment of any Taxes or other amounts due, to such Indemnified Person, at least 10 days in advance of the date such payment is to be made. Upon written request, the Lessee shall furnish an Indemnified Person with copies of all paid receipts or other appropriate evidence of payment for all Taxes paid by the Lessee pursuant to this Section 7.1. To the extent any Indemnified Person receives copies of reports or returns required to be made regarding any Taxes with respect to which the Lessee is required to indemnify hereunder, such Indemnified Person shall provide copies of the same to the Lessee and will use all commercially reasonable efforts to assist the Lessee with the preparation of such reports or returns; provided, the Lessee shall be responsible for all out-of-pocket expenses of such Indemnified Person regarding the preparation of such reports or returns.

                  (e) The provisions of this Section 7.1 and all of the indemnities and obligations of the Lessee contained in this Section 7.1 shall apply from the date of execution of this Agreement and shall continue in full force and effect notwithstanding the expiration or earlier termination of this Agreement or any other documents, instruments, agreements or contracts entered into in relation hereto or otherwise in relation to the Equipment or any component of the Equipment, and are expressly made for the benefit of, and shall be enforceable by, each Indemnified Person.

         7.2      GENERAL INDEMNIFICATION AND WAIVER OF CERTAIN CLAIMS.

         The Lessee hereby assumes liability for, and does hereby agree, whether or not any of the transactions contemplated hereby are consummated, to indemnify, protect, save, defend, exonerate, pay and hold harmless each Indemnified Person on an After-Tax basis from and against any and all obligations, fees, liabilities, losses, interest, damages, punitive damages, penalties, fines, claims, demands, actions, suits, judgments, costs and expenses (collectively "Expenses"), including without limitation reasonable legal fees and expenses payable pursuant to Section 2.5(a) (including without limitation such reasonable legal fees and expenses incurred in connection with the enforcement and/or modification of this Agreement or any other Operative Agreement), of every kind and nature whatsoever imposed on, incurred by, or asserted against any Indemnified Person, in any way relating to or arising out of (a) the Equipment, including without limitation the manufacture, construction, ordering, purchase, acceptance or rejection, ownership, delivery, leasing, re-leasing, subleasing, possession, use, operation, maintenance, storage, titling or re-titling, licensing or re-licensing, documentation, removal, return, sale (including without limitation sale by an Indemnified Person to the Lessee pursuant to the terms hereof) or other applications or dispositions of the Equipment, including without limitation any of such as may arise from (i) loss or damage to any property or death or injury to any Person,
(ii) patent or latent defects in the Equipment (whether or not discoverable by the Lessee or any Indemnified Person), (iii) any claims based on strict liability in tort or otherwise and (iv) any claims based on patent, trademark or copyright infringement and any claims relating to any Environmental Violation, Hazardous Material or otherwise based on liability arising under any Environmental Law or other pollution control Law, (b) any failure on the part of the Lessee to perform or comply with any of the terms of the Lease, any other Operative Agreement or any document, instrument, agreement or contract entered into in relation hereto or otherwise in relation to the Equipment, (c) any claims, Liens or legal processes regarding such Indemnified Person's title to or interest in the Equipment (except as such arise in connection with Lessor's Liens), (d) any representation or warranty made by the Lessee under or in connection with this Agreement, any other Operative Agreement or any certificate or report delivered by the Lessee pursuant hereto which shall have been false or incorrect in any material respect when made or deemed made, or (e) the Operative Agreements (including without limitation Section 9 of this Agreement). The Lessee shall not be required to indemnify an Indemnified Person for any claims resulting from acts which would constitute the willful misconduct or gross negligence of such Indemnified Person. The Lessee shall give each Indemnified Person prompt notice of any occurrence, event or condition known to the Lessee as a consequence of which any Indemnified Person is or is reasonably likely to be entitled to indemnification hereunder. The indemnification provided in this Section 7.2 shall specifically apply to and include claims or actions brought by or on behalf of employees of the Lessee notwithstanding any immunity to which the Lessee may otherwise be entitled under any industrial or worker's compensation Laws. The Lessee shall promptly upon request of any such Indemnified Person (but in any event within 30 days of such request) reimburse such Indemnified Person for amounts expended by it in connection with any of the foregoing or pay such amounts directly. The Lessee shall be subrogated to an Indemnified Person's rights in any matter with respect to which the Lessee has actually reimbursed such Indemnified Person for amounts expended by it or has actually paid such amounts directly pursuant to this Section 7.2.

         In case any action, suit or proceeding is brought against any Indemnified Person in connection with any claim indemnified against hereunder, such Indemnified Person will, after receipt of notice of the commencement of such action, suit or proceeding, notify the Lessee thereof, enclosing a copy of all papers served upon such Indemnified Person; provided, failure to deliver such notice will not impair the rights of indemnification of such Indemnified Person unless such failure by the Indemnified Person materially and adversely affects the ability of the Lessee to defend such action, suit or proceeding. The Lessee shall, at its sole cost and expense, assume control of such action, suit or proceeding (with counsel to be selected by the Lessee and consented to by the Indemnified Person, such consent not to be unreasonably withheld). Notwithstanding any of the foregoing to the contrary, the Lessee shall not be entitled to pursue any such action, suit or proceeding if (i) a Lease Event of Default shall have occurred and be continuing, (ii) such action, suit or proceeding will involve a material risk of the sale, forfeiture or loss of, or the creation of any lien on the Equipment unless the Lessee shall have posted a bond or other security reasonably satisfactory to the Owner Trustee and the Holders in respect to such risk, (iii) such proceedings, in the good faith opinion of the Indemnified Person, entail any risk of criminal liability to such Indemnified Person or (iv) a conflict of interest exists between the Indemnified Person and the Lessee with respect to such action, suit or proceeding. The Indemnified Person may participate at its own expense and with its own counsel in any judicial proceeding controlled by the Lessee pursuant to the preceding provisions; provided, in the event of a material conflict of interest between the Lessee and such Indemnified Person, the Lessee shall pay the costs and expenses of counsel for such Indemnified Person.

         Each Indemnified Person shall supply the Lessee with such information reasonably requested by the Lessee as is necessary or advisable for the Lessee to control or participate in any proceeding to the extent permitted by this
Section 7.2. Unless a Lease Event of Default shall have occurred and be continuing, each Indemnified Person agrees not to enter into a settlement or other compromise with respect to any such action, suit or proceeding without the prior written consent of the Lessee, which consent shall not be unreasonably withheld or delayed, unless the Indemnified Person waives its right to be indemnified with respect to such action, suit or proceeding. The Lessee shall supply the Indemnified Person with such information reasonably requested by the Indemnified Person as is necessary or advisable for the Indemnified Person to control or participate in any proceeding to the extent permitted by this Section
7.2. In addition, the Lessee shall be subrogated to the rights of the Indemnified Person against any manufacturer or maintenance provider with respect to any such action, suit or proceeding with respect to which the Lessee has actually reimbursed such Indemnified Person for amounts expended by it or has actually paid such amounts directly pursuant to this Section 7.2; provided, further to do so will not impair the rights of indemnification of such Indemnified Person unless the failure by the Indemnified Person to deliver such notice materially and adversely affects the ability of the Lessee to defend such action, suit or proceeding. The provisions of this Section 7.2, and all of the indemnities and the obligations of the Lessee under this Section 7.2, shall apply from the date of the execution of this Agreement and shall survive the expiration or earlier termination of this Agreement and all documents, instruments, agreements and contracts entered into in relation hereto or otherwise in relation to the Equipment and are expressly made for the benefit of, and shall be enforceable by, each Indemnified Person.

SECTION 8.        BANK LENDER ASSIGNMENT

         8.1      BANK ASSIGNMENT.

                  (a) At any time from the Interim Term Commencement Date until the Bank Commitment Expiration Date, in the event that on an Acceptance Date, the Initial Lender does not make a Loan requested by the Owner Trustee, then at any time, the Lessee (on behalf of the Owner Trustee) shall have the right to require the Initial Lender to assign its interest in the Loans, the Notes and all of its right, title, interest and obligations under the Operative Agreements in whole to the Bank Lenders pursuant to this Section 8.1(a). In addition, at any time on or prior to the Bank Commitment Expiration Date, if the Initial Lender elects to give notice to the Owner Trustee that it desires to assign its interest in the Loans, the Notes and all of its right, title, interest and obligations under the Operative Agreements to the Bank Lenders, the Owner Trustee hereby requests and directs, and the Lessee hereby agrees to such request and direction, that the Initial Lender assign its interest in the Loans, the Notes and all of its right, title, interest and obligations under the Operative Agreements in whole to the Bank Lenders and the Owner Trustee hereby agrees to pay the amounts described in Section 8.2(b) below (with funds provided by the Lessee as Supplemental Rent). An assignment by either the Initial Lender or Bank Lender of an interest in the Loans, the Notes and the related rights under the Operative Agreements is referred to herein as a "Bank Assignment," and the effective date of any such Bank Assignment is referred to herein as the "Effective Date." Upon any such election by the Initial Lender or any such request by the Owner Trustee, the Initial Lender may effect a Bank Assignment and the Bank Lenders shall accept such Bank Assignment without setoff, counterclaim or defenses of any kind and shall assume all of the Initial Lender's obligations with respect to the Loans, the Notes and all of the Initial Lender's right, title, interest and obligations under the Operative Agreements. Notwithstanding the foregoing, no Bank Lender shall be obligated to effectuate a Bank Assignment unless the Agent shall have certified in writing to such Bank Lender that the Net Receivables Balance equals or exceeds the Net Investment on the related Effective Date. In connection with any Bank Assignment by the Initial Lender, each Bank Lender shall, on the related Effective Date, pay to the Initial Lender the amount specified in Section 8.2(a) below. Upon any assignment by the Initial Lender to the Bank Lenders contemplated hereunder, the Initial Lender shall cease to fund any additional Loans.

                  (b) The failure of any Bank Lender to perform any obligations required by it under this Section 8.1 shall not relieve any other Bank Lender of any of its obligations hereunder.

                  (c) It is expressly understood and agreed by the Initial Lender, the Bank Lenders and the other parties hereto that the no Bank Assignment may be effected hereunder, unless, following the related Effective Date, the ratio of each of the assignee's Lender Class A Commitment, Lender Class B Commitment and Lender Class C Commitment, respectively, to the assignee's Lender Class Commitment, shall equal the corresponding ratio of each of the assignor's Lender Class A Commitment, Lender Class B Commitment and Lender Class C Commitment, respectively, to the assignor's Lender Class Commitment prior to the related Effective Date. In addition, each Bank Lender agrees that such Bank Lender may not effect a Bank Assignment hereunder without also simultaneously assigning to the assignee of such Bank Assignment an equal portion of its interest in the liquidity purchase agreement.

                  (d) No Bank Lender may make a Bank Assignment to any Person unless approved in writing by the Owner Trustee, the Lessee, the Initial Lender and the Agent; provided however, the consent of the Owner Trustee and the Lessee shall not be required if a Default or Event of Default has occurred and is continuing; provided, further, the consent of the Initial Lender shall not be required if the Initial Lender is not a holder of a Note. In the case of a Bank Assignment by the Initial Lender pursuant to Section 8.1(a) or by a Bank Lender to another Person, the assignor shall deliver to the assignee(s) an Assignment and Assumption Agreement in substantially the form of Exhibit E attached hereto (the "Assignment Agreement"), duly executed, assigning to the assignee a pro rata interest in the Loans, the Notes and the assignor's rights and obligations hereunder and the assignor shall promptly execute and deliver all further instruments and documents, and take all further action, that the assignee may reasonably request, in order to protect, or more fully evidence the assignee's right, title and interest in and to such interest and to enable the Agent, on behalf of such assignee, to exercise or enforce any rights hereunder and under the other Operative Agreements to which such assignor is or, immediately prior to such assignment, was a party; provided, however, the assignor shall not relinquish (A) any rights arising prior to such assignment or (B) any rights of indemnification, rights for reimbursement for increased costs or other similar rights whenever arising. On the Effective Date of any Bank Assignment, (i) the assignee shall be a Bank Lender for all purposes of this Participation Agreement and the other Operative Agreements to which the Bank Lenders are parties as if the assignee were originally a party thereto and the assignee shall have all of the rights and obligations of the assignor hereunder and under the other Operative Agreements to which such assignor is or, immediately prior to such Bank Assignment, was a party with respect to such interest for all purposes of this Participation Agreement and under the other Operative Agreements to which such assignor is or, immediately prior to such Bank Assignment, was a party (it being understood that the Bank Lenders, as assignees, shall be obligated to fund Loans in accordance with the terms of the Loan Agreement and this Participation Agreement, notwithstanding that the Initial Lender was not so obligated) and (ii) the assignor shall relinquish its rights with respect to such Bank Assignment for all purposes of this Participation Agreement and under the other Operative Agreements to which such assignor is or, immediately prior to such assignment, was a party. No Bank Assignment shall be effective unless a fully executed copy of the related Assignment and Assumption Agreement shall have been delivered to the Agent, the Owner Trustee, the Lessee and the Initial Lender. All costs and expenses of the Agent and the assignor and assignee incurred in connection with any Bank Assignment shall be borne by the Owner Trustee (with funds provided by the Lessee as Supplemental Rent) and not by the assignor or any assignee.

                  (e) By executing and delivering an Assignment and Assumption Agreement, the assignor and assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Assumption Agreement, the assignor makes no representation or warranty and assumes no responsibility with respect to any warranties or representations made in or in connection with this Participation Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value or this Participation Agreement, the other Operative Agreements or any such other instrument or document; (ii) the assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Owner Trustee or the Lessee or the performance or observance by the Owner Trustee or the Lessee of any of their respective obligations under this Participation Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee confirms that it has received a copy of this Participation Agreement, the other Operative Agreements and such other instruments, documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption Agreement and to purchase such interest; (iv) such assignee shall, independently and without reliance upon the Agent, or any of its Affiliates, or the assignor and based on such agreements, documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Participation Agreement and the other Operative Agreements; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Participation Agreement, the other Operative Agreements and any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto and to enforce its respective rights and interests in and under this Participation Agreement, the other Operative Agreements, the Loans and the Notes; (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Participation Agreement and the other Operative Agreements are required to be performed by it as the assignee of the assignor; and (vii) such assignee covenants and agrees that prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper or other indebtedness of the Initial Lender, it will not institute against, or join any Person in instituting against, the Initial Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States relating to the Overall Transaction.

                  (f) After any Bank Assignment by the Initial Lender (and the payment of all amounts owing to the Initial Lender in connection therewith), all rights of the Initial Lender set forth herein shall be deemed to be afforded to the Agent on behalf of the Bank Lenders instead of the Initial Lender.

         8.2      PURCHASE PRICE.

                  (a) On the Effective Date of a Bank Assignment by the Initial Lender, each Bank Lender shall pay to the Initial Lender at an account to be designated by the Initial Lender to such Bank Lender, in immediately available funds, as the purchase price for the Bank Assignment, its pro rata portion (based on the Lender Class Commitments) of the outstanding principal amount of the Notes plus any interest or discount on any Commercial Paper outstanding on the Effective Date, in each case to accrue through the then current maturity date of such Commercial Paper (the "CP Purchase Price"); provided, however, that the CP Purchase Price paid by any Bank Lender shall not exceed an amount equal to (x) a fraction, the numerator of which is the Bank Lender's Lender Class Commitment and the denominator of which is the aggregate Lender Class Commitments of all of the Bank Lenders and (y) 102% of the outstanding principal amount of Commercial Paper on the Effective Date (as to any Bank Lender, the "Maximum Note Commitment Amount"). In the event that the Effective Date of any such Bank Assignment is not also a date upon which funds shall be required to repay maturing Commercial Paper which remains outstanding on the Effective Date (each such date a "Tranche End Date"), then the Initial Lender shall hold the CP Purchase Price paid by any Bank Lender and invest such amounts in Permitted Investments as determined by the Initial Lender. On each Tranche End Date the Initial Lender shall apply the amounts held by it in respect of the CP Purchase Price to pay such maturing Commercial Paper. On the applicable Tranche End Date, the Initial Lender shall apply the amounts held by it in respect of the CP Purchase Price to pay such maturing Commercial Paper. On the last Tranche End Date relating to Commercial Paper outstanding on the Effective Date, the Initial Lender shall return to the Lessee any proceeds of such investment which are not required to pay the principal and interest or discount due on maturing Commercial Paper. Concurrently with the payment of the CP Purchase Price to the Initial Lender, the Initial Lender shall (except as set forth in the preceding sentence) have no further obligations or rights from and after such Effective Date, to the extent of the Bank Assignment being effected on such Effective Date, under the Operative Agreements; provided, further, that following the payment of the CP Purchase Price hereunder by any Bank Lender, any unfunded portion of the Maximum Note Commitment Amount of such Bank Lender shall be terminated.

                  (b) In connection with a Bank Assignment by the Initial Lender with respect to any Loan, the Owner Trustee hereby agrees to pay (with funds provided by the Lessee as Supplemental Rent) to the Agent, for the account of the Bank Lenders on the Payment Date (based on the interest period for such Loan) immediately following the Effective Date, (i) the interest computed at the LP Rate on the CP Purchase Price for the period from and including the Effective Date to but excluding such Payment Date plus (ii) an amount equal to the difference between the CP Purchase Price and the outstanding principal balance of the Loans as of the Effective Date. To the extent that the Owner Trustee fails to make payment of the amounts referred to in the preceding sentence on the Effective Date, the principal amount of the Loans held by the Bank Lenders shall be increased by such amount. In addition to the foregoing, in connection with any Bank Assignment by the Initial Lender, the Owner Trustee shall pay (with funds provided by the Lessee as Supplemental Rent) to the Agent, for the account of the Initial Lender, an aggregate amount equal to all Fees and other amounts (except for principal of and interest on the Notes) due and owing to the Initial Lender on and as of the related Effective Date. All reasonable out-of-pocket costs, expenses and fees of the Initial Lender and the Bank Lenders in connection with any Bank Assignment by the Initial Lender shall be paid by the Owner Trustee (with funds provided by the Lessee as Supplemental Rent) within 30 days after demand.

                  (c) The purchase price payable in connection with any Bank Assignment by a Bank Lender shall be as agreed separately between the assignor and the assignee.

         8.3      BANK LENDER RENEWAL.

                  (a) The commitment of the Bank Lenders to effectuate the Bank Assignment shall expire on the Basic Term Commencement Date unless (i) such day is not a Business Day, in which case the commitment shall expire on the next succeeding Business Day or (ii) the commitment is extended in accordance with
Section 8.3(b) (such expiration date, as it may be extended in accordance with Section 8.3(b) is called the "Bank Commitment Expiration Date").

                  (b) On the day which is ten Business Days prior to November 10 (or the next occurring Business Day) of each year, commencing with November 10, 1997, the Lessee (on behalf of the Owner Trustee) shall deliver to each Bank Lender that has not previously effectuated its Bank Assignment a Notice of Request for Renewal (a form of which is attached hereto as Exhibit F) requesting that each Bank Lender renew its commitment to effectuate its Bank Assignment for an additional 364 days commencing on the then effective Bank Commitment Expiration Date and expiring 364 days after the then effective Bank Commitment Expiration Date.

                  (c) Each Bank Lender shall, in its sole discretion, decide whether or not to renew its commitment to effectuate its Bank Assignment for an additional 364 day period. Each Bank Lender shall deliver to the Owner Trustee, the Lessee, the Agent and the Initial Lender on or before December 1 of each year, commencing December 1, 1997, a signed counterpart of its Notice of Request for Renewal indicating whether or not it desires to renew its commitment to effectuate its Bank Assignment. If a Bank Lender has not returned a signed counterpart of the Notice of Request for Renewal by December 1 of the related year, then such Bank Lender shall be deemed to have rejected the proposed renewal.

                  (d) If one or more Bank Lenders shall have rejected or shall be deemed to have rejected the Notice of Request for Renewal (each, a "Non-Renewing Bank Lender"), then the Lessee may request that the commitment of each Non-Renewing Bank Lender to effectuate its Bank Assignment be assigned to
(i) one or more Bank Lenders that have consented to the requested renewal (each, a "Renewing Lender") and/or (ii) one or more other financial institutions (each, a "New Bank Lender"), and together with the Renewing Lenders, the "Replacement Lenders"), provided, that such New Bank Lender is acceptable to the Initial Lender, the Lessee and the Agent and such New Bank Lender's short term debt shall be rated at least "A-2" and "P-2" from S&P and Moody's, respectively, and which shall not be so rated with negative credit implications (such rating requirement, the "New Bank Lender Rating Requirement"). Each prospective Replacement Lender requested by the Lessee shall have the right to accept or reject such request, in whole or in part, on or before January 1 of each year, by executing and delivering an Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit E.

                  (e) If the commitment of a Non-Renewing Bank Lender is not assigned to a Replacement Lender, such Non-Renewing Bank Lender shall effectuate the Bank Assignment in accordance with the terms of Section 8.5 and pay the purchase price in connection therewith in accordance with Section 8.2.

                  (f) In the event that a Replacement Lender replaces a Bank Lender pursuant to this Section 8.3, such Replacement Lender shall become a Bank Lender for all purposes under this Participation Agreement and each of the other Operative Agreements.

         8.4      DOWNGRADE OF BANK LENDER.

                  If at any time prior to an Effective Date, the short term debt rating of a Bank Lender shall be "A-2" or "P-2" from S&P or Moody's, respectively (an "A-2/P-2 Event"), with negative credit implications, such Bank Lender, upon request of the Agent, shall, within 30 days of such request, assign its rights and obligations hereunder to a Replacement Lender (in the case of a New Bank Lender, such New Bank Lender shall satisfy the New Bank Lender Rating Requirement). If at any time prior to an Effective Date, the short term debt rating of a Bank Lender shall be "A-3" or "P-3", or lower, from S&P or Moody's, respectively (or such rating shall have been withdrawn by S&P or Moody's) (an "A-3/P-3 Event"), such Bank Lender, upon request of the agent, shall, within five Business Days of such request, assign its rights and obligations under the Bank Assignment to a Replacement Lender (in the case of a New Bank Lender, such New Bank Lender shall satisfy the New Bank Lender Rating Requirement).

         8.5      FUNDING OF BANK ASSIGNMENT AND TERM COMMITMENT.

                  (a) In the event that (i) all of the obligations of a Non-Renewing Bank Lender are not assigned to a Replacement Lender as provided in
Section 8.3, or (ii) a Replacement Lender is not selected to replace a Bank Lender the short term debt rating of which is down-graded as described in
Section 8.4 (such Bank Lender whose rating is down-graded is called an "Affected Bank Lender"), then the Non-Renewing Bank Lender or Affected Bank Lender, as the case may be, shall be required to effectuate its Bank Assignment and pay the purchase price therefor in accordance with Section 8.2 (x) in the case of a Non-Renewing Bank Lender, on the then applicable Bank Commitment Expiration Date and (y) in the case of an Affected Bank Lender, (i) on the date which is 30 days after request from the Agent with respect to an A-2/P-2 Event and (ii) on the date which is five days after request from the Agent with respect to an A-3/P-3 Event. In the event that the Owner Trustee fails to deliver the Notice of Request for

Renewal described in Section 8.3(b), then each Bank Lender shall be required to effectuate its Bank Assignment and to pay the purchase price therefor on the then applicable Bank Commitment Expiration Date.

                  (b) In the event that any Bank Assignment is effectuated pursuant to Section 8.1(a) or Section 8.5(a), then all amounts due and owing to all Lenders under or in connection with the Notes shall become due and payable on the Bank Lender Termination Date. The "Bank Lender Termination Date" shall mean the earlier of (i) the date the Lease terminates in accordance with the terms thereof and (ii) (A) the date that is three years from the Basic Term Commencement Date (for the Class A Notes), (B) the date that is five years from the Basic Term Commencement Date (for the Class B Notes) and (C) the date that is five years from the Basic Term Commencement Date unless the Bank Commitment Expiration Date has been extended by each Bank Lender (such extension to be determined in the sole discretion of each Bank Lender) and in such case to the date of extension, but in no event beyond seven years from the Basic Term Commencement Date (for the Class C Notes).


SECTION 9.        YIELD PROTECTION; TAXES; COMPENSATION.

         9.1      YIELD PROTECTION PROVISIONS.

                  (a) If, after the date hereof, any Participant has determined that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable Law regarding capital adequacy, or compliance by such Participant or its parent with any request or directive regarding capital adequacy (whether or not having the force of Law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Participant's or its parent's capital or assets as a consequence of such Participant's obligations hereunder to a level below that which such Participant or its parent could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Participant's or its parent's policies with respect to capital adequacy), then, upon notice from such Participant to the Owner Trustee, the Owner Trustee shall be obligated to pay (with funds provided by the Lessee as Supplemental Rent) to such Participant such additional amount or amounts as will compensate such Participant for such reduction. Each determination by such Participant of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto.

                  (b) Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Participant to maintain its LIBOR Loans, CD Loans, LIBOR Holder Advances or CD Holder Advances, as the case may be, as contemplated by this Agreement, (a) such Participant shall promptly give written notice of such circumstances to the Owner Trustee, the Agent and the Lessee (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Participant to continue LIBOR Loans, CD Loans, LIBOR Holder Advances or CD Holder Advances, as the case may be, as such shall forthwith be canceled and (c) the outstanding LIBOR Loans, CD Loans, LIBOR Holder Advances or CD Holder Advances, as the case may be, shall be converted automatically to Reference Rate Loans or Reference Rate Holder Advances, as the case may be, on the next succeeding Interest Payment Date or Yield Payment Date, as the case may be, or within such earlier period as required by Law until such time as such Participant shall notify the Owner Trustee, the Agent and the Lessee that it is no longer unlawful for such Participant to maintain LIBOR Loans, CD Loans, LIBOR Holder Advances or CD Holder Advances, as the case may be, whereupon such Participant's obligation to make LIBOR Loans, CD Loans, LIBOR Holder Advances or CD Holder Advances of such type shall be restored. If any such conversion of any LIBOR Loan, CD Loan, LIBOR Holder Advance or CD Holder Advance, as the case may be, occurs on a day which is not an Interest Payment Date or Yield Payment Date, as the case may be, the Owner Trustee shall pay (with funds provided by the Lessee as Supplemental Rent) to such Participant such amounts, if any, as may be required pursuant to Section 9.3.

                  (c) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Participant, or compliance by any Participant with any request or directive (whether or not having the force of Law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which a Participant becomes a Participant):

                           (i) shall subject such Participant to any Tax of any kind whatsoever with respect to the Operative Agreements, ownership, maintenance, or financing of the Loans or Advances or payments of other amounts due, as the case may be, made by it or change the basis of taxation of payments to such Participant in respect thereof (except for Non-Excluded Taxes covered by Section 9.2 hereof (including Non-Excluded Taxes imposed solely by reason of any failure of such Participant to comply with its obligations under Section 9.2(b) hereof) and changes in Taxes measured by or imposed upon the overall net income, or franchise Tax (imposed in lieu of such net income Tax), of such Participant or its applicable lending office, or any branch, or any affiliate thereof);

                           (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement (including without limitation any requirement imposed by the Board of Governors of the Federal Reserve System) against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Participant which is not otherwise included in the determination of the LIBOR Rate or CD Rate hereunder;

                           (iii) shall impose on such Participant any other condition (excluding any Tax of any kind whatsoever); or

                           (iv) shall impose upon any Indemnified Party any other expense (including without limitation reasonable attorneys' fees and expenses, and expenses of litigation or preparation therefor in contesting any of the foregoing) with respect to this Agreement, the other Operative Agreements, the ownership, maintenance or financing of the Loans or Advances or payments of amounts due under the Operative Agreements or any obligation of any Indemnified Party to advance funds under the Operative Agreements, under the Liquidity Documents, the Loans by the Bank Lenders, the Advances by the Holders or otherwise in respect of this Agreement, the other Operative Agreements or the ownership, maintenance or financing of the Loans or the Advances;

and the result of any of the foregoing in (i), (ii) or (iii) above is to increase the cost to such Participant, by an amount which such Participant deems to be material, of continuing or maintaining the LIBOR Loans, CD Loans, LIBOR Holder Advances or CD Holder Advances, as the case may be, then, upon notice to the Owner Trustee from such Participant, through the Agent, in accordance herewith, the Owner Trustee shall be obligated to promptly pay (with funds provided by the Lessee as Supplemental Rent) to such Participant, within 30 days after its demand, any additional amounts necessary to compensate such Participant for such increased cost or reduced amount receivable, provided, that the Lessee (on behalf of the Owner Trustee) may elect to convert the LIBOR Loans, CD Loans, LIBOR Holder Advances or CD Holder Advances, as the case may be, made by such Participant hereunder to Reference Rate Loans or Reference Rate Holder Advances, as the case may be, by giving the Holders and the Agent at least one Business Day's notice of such election, in which case the Owner Trustee shall promptly pay (with funds provided by the Lessee as Supplemental
Rent) to such Participant, upon its demand, without duplication, such amounts, if any, as may be required pursuant to Section 9.3.

                  (d) If a Participant becomes entitled to claim any additional amounts pursuant to this Section 9, it (or the Agent, in the case of the Initial Lender) shall provide prompt written notice thereof to the Owner Trustee, through the Agent, certifying (x) that one of the events described in this
Section 9.1 has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Participant and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this Section 9.1 submitted by such Participant to the Owner Trustee, to the Agent, shall be conclusive and binding on the parties hereto in the absence of manifest error.

         9.2      TAXES.

                  (a) Except as provided below in this Section 9.2, all payments made by the Owner Trustee under this Agreement, any Operative Agreements, the Notes and the Certificates, as the case may be, shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other Taxes, now or hereafter imposed, levied, collected, withheld or assessed by any court, or governmental body, agency or other official, excluding Taxes measured by or imposed upon the overall net income of any Participant or its applicable lending office, or any branch or affiliate thereof, and all franchise Taxes or Taxes on the overall capital or net worth of any Participant or its applicable lending office, or any branch or affiliate thereof, in each case imposed in lieu of income Taxes, imposed: (i) by the jurisdiction under the Laws of which such Participant, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or (ii) by reason of any connection between the jurisdiction imposing such Tax and such Participant, applicable lending office, branch or affiliate other than a connection arising solely from such

Participant having executed, delivered or performed its obligations, or received payment under or enforced, this Agreement, the Operative Agreements, the Notes, or the Certificates, as the case may be. If any such non-excluded Taxes ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Agent or any Participant hereunder or under the Notes or the Certificates,
(A) the amounts so payable to the Agent or such Participant shall be increased to the extent necessary to yield to the Agent or such Participant (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, the Notes and/or the Certificates; provided, however, that the Owner Trustee shall be entitled to deduct and withhold any Non-Excluded Taxes and shall not be required to increase any such amounts payable to such Participant if such Participant is not organized under the Laws of the United States of America or a state thereof and such Participant fails to comply with the requirements of paragraph (b) of this subsection whenever any Non-Excluded Taxes are payable by the Owner Trustee, and
(B) as promptly as possible thereafter the Owner Trustee shall send to the Agent for its own account or for the account of such Participant, as the case may be, a certified copy of an original official receipt received by the Owner Trustee showing payment thereof. If the Owner Trustee fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Owner Trustee shall indemnify (with funds provided by the Lessee as Supplemental Rent) the Agent and any Participant for any incremental Taxes, interest or penalties that may become payable by the Agent or such Participant as a result of any such failure.

                  (b) If any Participant is not incorporated under the laws of the United States of America or any state thereof such Participant shall:

                           (i) on or before the date of any payment by the Owner Trustee under this Agreement, the Notes or the Certificates, as the case may be, to such Participant, deliver to the Owner Trustee and the Agent (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Agreement, the Notes and/or the Certificates, as the case may be, without deduction or withholding of any United States federal income Taxes and (B) an Internal Revenue Service Form W-8 or W-9, or any successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding Tax;

                           (ii) deliver to the Owner Trustee and the Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Owner Trustee; and

                           (iii) (A) obtain such extensions of time for filing
                  and complete such forms or certifications as may reasonably be requested by the Owner Trustee or the Agent in order to establish the legal entitlement of such Participant to an exemption from withholding with respect to payments under this Agreement, the Notes and/or the Certificates, as the case may be; or

                                    (B) in the case of any such Participant that
                  is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (1) represent to the Lessee and the Owner Trustee (for the benefit of the Owner Trustee and the Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (2) agree to furnish to the Owner Trustee on or before the date of any payment by the Owner Trustee, with a copy to the Agent two accurate and complete original signed copies of Internal Revenue Service Form W-8, or any successor applicable form, as the case may be, certifying to such Participant's legal entitlement at the date of such certificate to an exemption from U.S. withholding Tax under the provisions of Section 881(c) of the Code with respect to payments to be made under this Agreement, the Notes and/or the Certificates, as the case may be (and to deliver to the Lessee, the Owner Trustee and the Agent two further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Lessee, the Owner Trustee or the Agent for filing and completing such forms), and (3) agree, to the extent legally entitled to do so, upon reasonable request by the Lessee or the Owner Trustee, to provide to the Lessee and the Owner Trustee (for the benefit of the Owner Trustee and the Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Participant to an exemption from withholding with respect to payments under this Agreement, the Notes and/or the Certificates, as the case may be.

Notwithstanding the above, if any change in treaty, Law or regulation has occurred after the date such Person becomes a Participant hereunder which renders all such forms inapplicable or which would prevent such Participant from duly completing and delivering any such form with respect to it and such Participant so advises the Owner Trustee and the Agent then such Participant shall be exempt from such requirements. Each Person that shall become a Participant or a participant of a Participant shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this Section 9.2(b); provided, that in the case of a participant of a Participant the obligations of such participant of such Participant pursuant to this Section 9.2(b) shall be determined as if the participant of such Participant were a Participant except that such participant of such Participant shall furnish all such required forms, certifications and statements to such Participant from which the related participation shall have been purchased.

         9.3      COMPENSATION.

         The Owner Trustee promises to indemnify (with funds provided by the Lessee as Supplemental Rent) and to hold each Participant harmless from any loss or expense which such Participant may sustain or incur as a consequence of (a) the failure of the Lessee to close on any funding to be made on an Acceptance Date as identified in any Notice of Delivery, (b) default by the Owner Trustee in making any prepayment of the LIBOR Loans or the CD Loans or early redemption of the LIBOR Holder Advances or the CD Holder Advances, as the case may be, after the Owner Trustee has given a notice thereof in accordance with the provisions of any Operative Agreement or otherwise in connection with any LIBOR Loan or CD Loan or any

LIBOR Holder Advance or CD Holder Advance or (c) the making of a prepayment of the LIBOR Loans or the CD Loans or early redemption of the LIBOR Holder Advances or the CD Holder Advances, as the case may be, on a day which is not an Interest Payment Date for such LIBOR Loan or CD Loan or a Yield Payment Date for such LIBOR Holder Advance or CD Holder Advance. Such indemnification shall be an amount equal to (i) the amount of interest or yield which would have accrued on the amount so prepaid, redeemed or not funded for the period from the date of such failure to close, such prepayment or such early redemption to the next succeeding Interest Payment Date for such LIBOR Loan or CD Loan or the next succeeding Yield Payment Date for such LIBOR Holder Advance or CD Holder Advance at the rate of interest for such LIBOR Loan or CD Loan or at the Holder Yield for such LIBOR Holder Advance or CD Holder Advance, as the case may be, provided for herein (excluding, however, the applicable spread over the LIBOR Rate or the CD Rate included therein, if any) minus (ii) the amount of interest or yield (as reasonably determined by such Participant) which would have accrued to such Participant on such amount by placing such amount on deposit for a comparable period with leading banks in the London interbank market.

SECTION 10.       MISCELLANEOUS

         10.1     CONSENTS.

         Each Holder hereby covenants and agrees that it shall not unreasonably withhold its consent to any consent requested of the Owner Trustee under the terms of the Operative Agreements that by its terms is not to be unreasonably withheld by the Owner Trustee.

         10.2     APPOINTMENT OF AGENT.

         The Owner Trustee, each Holder and the Bank Lenders hereby designate and appoint the Agent as the agent for each such Person under this Agreement and the other Operative Agreements to take such action on behalf of such Person under the provisions of Section 6.9 of this Agreement, to receive notices, documents and other items under the Operative Agreements (including without limitation pursuant to Sections 2.3(b), 2.8, 3.2(l), 3.3(m), 4.1(a), 4.2(c),
5.3, 5.4, 5.6 and 5.8 of this Agreement and Sections 20 and 22.1 of the Lease) and to take such other action, exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Operative Agreements, together with such other powers as are reasonably incidental thereto. The Owner Trustee and each Holder, as applicable, hereby designate and appoint the Agent as the collateral agent for each such Person under this Agreement and the other Operative Agreements to accept and hold the Liens (a) securing the obligations, agreements and covenants of the Owner Trustee in favor of each Holder under the Operative Agreements and granted by the Owner Trustee in favor of the Agent for the benefit of the Holders under the Loan Agreement and (b) securing the obligations, agreements and covenants of the Lessee under the Lease and the other Operative Agreements (to the extent such obligations run in favor of the Owner Trustee or any Holder) granted by the Lessee in favor of the Owner Trustee for the benefit of the Holders under the Lease and assigned by the Owner Trustee in favor of the Agent pursuant to various Uniform Commercial Code financing statements. The Agent hereby accepts such appointments and agrees, promptly upon receipt by the Agent, to forward copies of all such notices, documents and other items (referenced in the first sentence of this Section 10.2) to the Owner Trustee, the Holders, the Lenders and the Bank Lenders. The Agent further agrees for the benefit of the Owner Trustee, each Holder and each Lender to act on behalf of such parties respecting Uniform Commercial Code filings pertaining to the Equipment and other filings evidencing Liens on the Equipment, to the extent such Uniform Commercial Code filings and other filings relate to Liens in favor of any such party and are made in connection with the Overall Transaction. The preceding sentence is intended as an agreement among the Agent, the Owner Trustee, each Holder and each Lender and shall in no way impact or diminish the obligations of the Lessee under the Operative Agreements. For purposes of this Section 10.2, the Lenders hereby reaffirm their appointment of the Agent under the Loan Agreement, and the Agent hereby reaffirms its acceptance of such appointment. The parties to this Agreement further agree that any successor Agent appointed pursuant to the terms of the Loan Agreement shall also be subject to approval by the Majority Holders.

         10.3     NOTICES.

         Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including without limitation by express mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof or (c) in the case of notice by such a telecommunications device, upon transmission thereof; provided, such transmission is promptly confirmed by any of the methods set forth in clauses
(a) or (b) above or this clause (c), in each case addressed to each party hereto at its address set forth below or, in the case of any such party hereto, at such other address as such party may from time to time designate by written notice to the other parties hereto:

If to the Lessee: Coca-Cola Bottling Co. Consolidated
                           1900 Rexford Road
                           Charlotte, North Carolina  28211
                           Attention:  Mr. Marshall C. Meier
                                          Finance Manager
                           Telephone:  (704) 551-4633
                           Facsimile:  (704) 551-4451

If to the Owner
Trustee:          First Security Bank, National Association
                           79 South Main Street, 3rd Floor
                           Salt Lake City, Utah  84111
                           Attention:  Mr. Val T. Orton
                                          Vice President
                           Telephone:  (801) 246-5300
                           Facsimile:  (801) 246-5053

with a copy to:            the Holders at the respective addresses set forth
                           below

If to the Holders:         NationsBanc Leasing Corporation
                           101 South Tryon Street, NC1-002-38-20
                           Charlotte, North Carolina 28255
                           Attention:  Manager of Corporate - Lease
                                       Administration
                           Telephone:  (704) 386-8234
                           Facsimile:  (704) 386-0892

                           SunTrust Bank, Atlanta
                           25 Park Place, Mail Code 130
                           Atlanta, Georgia  30303
                           Attention:  Mr. Joseph F. Upson,
                                          Vice President
                           Telephone:  (404) 724-3021
                           Facsimile:  (404) 827-6695

If to the Initial
Lender:                    Enterprise Funding Corporation
                           c/o Merrill Lynch Money Markets Inc.
                           World Financial Center
                           South Tower, 8th Floor
                           225 Liberty Street
                           New York, New York 10080
                           Attention:  Mr. Gerard Haugh
                           Telephone:  (212) 236-7200
                           Facsimile:  (212) 236-7584
with a copy to:            the Agent at its address set forth below

If to the Bank
Lenders:                   NationsBank, N.A.
                           Independence Center, 15th Floor
                           NC1-001-15-04
                           101 North Tryon Street
                           Charlotte, North Carolina  28255
                           Attention:  Mr. Jeff Strickland
                           Telephone:  (704) 388-1107
                           Facsimile:  (704)  388-9923

                           ABN AMRO Bank N.V.

                           For Credits Matters:

                           ABN AMRO Bank N.V.
                           1 Ravinia Drive, Suite 1200
                           Atlanta, Georgia  30346
                           Attention: Mr. Patrick A. Thom
                           Telephone: (770) 399-7381
                           Facsimile: (770) 399-7397

                           with a copy to:

                           ABN AMRO Bank N.V.
                           135 South LaSalle Street, Suite 2805
                           Chicago, Illinois  60603
                           Attention:  Credit Administration

                           For Administrative Matters:

                           ABN AMRO Bank N.V.
                           135 South LaSalle Street, Suite 2805
                           Chicago, Illinois  60603
                           Attention:  Loan Administration
                           Telephone: (312) 904-8865
                           Facsimile: (312) 904-6893

                           The Bank of Tokyo-Mitsubishi, Ltd.

                           For Credit Matters:

                           The Bank of Tokyo-Mitsubishi, Ltd.
                           133 Peachtree Street, N.E. #4970
                           Atlanta, Georgia 30303-1808
                           Attention: Mr. Gary England
                           Telephone: (404) 577-2960
                           Facsimile: (404) 577-1155

                           For Administrative Matters:

                           The Bank of Tokyo-Mitsubishi, Ltd.
                           133 Peachtree Street, N.E. #4970
                           Atlanta, Georgia 30303-1808
                           Attention: Ms. Lynn Miles / Ms. Sharon Durham
                           Telephone: (404) 577-2960
                           Facsimile: (404) 577-1155

                           CoreStates Bank, N.A.

                           For Credit Matters:

                           CoreStates Bank, N.A.
                           1339 Chestnut Street
                           FC 1-8-4-28
                           Philadelphia, Pennsylvania 19107
                           Attention: Mr. John Haurin / Ms. Judy Szatucka
                           Telephone: (215) 973-3336
                           Facsimile: (215) 786-8523

                           For Administrative Matters:

                           CoreStates Bank, N.A.
                           16th and Market Streets
                           Center Square Building
                           FC 1-3-17-70
                           Philadelphia, Pennsylvania 19101
                           Attention: Ms. Dee Scott
                           Telephone: (215) 973-2075
                           Facsimile: (215) 973-3029

                           The Industrial Bank of Japan, Limited, Atlanta Agency

                           For Credit Matters:

                           The Industrial Bank of Japan, Limited, Atlanta Agency One Ninety-One Peachtree Tower, Suite 3600
                           191 Peachtree Stree, N.E.
                           Atlanta, Georgia 30303-1757
                           Attention: Mr. William LaDuca, Assistant Vice
                                      President
                           Telephone: (404) 420-3329
                           Facsimile: (404) 524-8509

                           For Administrative Matters:

                           The Industrial Bank of Japan, Limited, Atlanta Agency One Ninety-One Peachtree Tower, Suite 3600
                           191 Peachtree Stree, N.E.
                           Atlanta, Georgia 30303-1757
                           Attention: Ms. Mary Charles Hott, Supervisor
                           Telephone: (404) 420-3308
                           Facsimile: (404) 577-6818

If to the Agent:  NationsBank, N.A.
                           Independence Center, 15th Floor
                           NC1-001-15-04
                           101 North Tryon Street
                           Charlotte, North Carolina  28255
                           Attention:  Mr. Jeff Strickland
                           Telephone:  (704) 388-1107
                           Facsimile:  (704)  388-9923


If to any Person which becomes a party to this Agreement (including without limitation as a Bank Lender) after the Closing Date, to such address as such Person may from time to time designate by written notice to the other parties hereto.

         10.4     SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms of the Operative Agreements, including without limitation each successive holder of the Certificates and each successive holder of any Note issued and delivered pursuant to this Agreement, the Trust Agreement or the Loan Agreement. Except as expressly provided herein or in the other Operative Agreements, no party hereto may assign its interests herein without the consent of the parties hereto.

         10.5     GOVERNING LAW; SUBMISSION TO JURISDICTION.

         THIS AGREEMENT SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE; PROVIDED, HOWEVER, THAT THE PARTIES HERETO SHALL BE ENTITLED TO ALL RIGHTS CONFERRED BY ANY APPLICABLE FEDERAL STATUTE, RULE OR REGULATION. EACH PARTY TO THIS AGREEMENT AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS PERMITTED HEREUNDER, (I) HEREBY IRREVOCABLY SUBMITS FOR ITSELF AND ITS PROPERTY TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NORTH CAROLINA IN MECKLENBURG COUNTY, AND TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT TO WHICH IT IS A PARTY, THE SUBJECT MATTER OF ANY THEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY BROUGHT BY ANY PARTY OR PARTIES THERETO, OR THEIR SUCCESSORS OR ASSIGNS, (II) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT TO WHICH IT IS A PARTY OR THE SUBJECT MATTER OF ANY THEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY NOT BE ENFORCED IN OR BY SUCH COURTS AND (III) HEREBY WAIVES ITS RIGHT TO A JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PARTY AT ITS ADDRESS SPECIFIED IN SECTION 10.3.

         10.6     SEVERABILITY.

         Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under the Laws of any applicable jurisdiction, such provision, as to such jurisdiction, shall be, to the extent permitted by Law, ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement in such jurisdiction or in any other jurisdiction.

         10.7     COUNTERPARTS.

         This Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Agreement including a signature page executed by each of the parties hereto shall be an original counterpart of this Agreement, but all such counterparts together shall constitute one instrument.

         10.8     THE LESSEE'S RIGHT TO QUIET ENJOYMENT.

         Each party to this Agreement acknowledges notice of, and consents in all respects to, the terms of the Lease, and expressly agrees that with respect to the Lease, so long as no Lease Event of Default has occurred and is continuing thereunder, it or any Person acting on its authority, shall not, through its or any such Person's actions or inactions, interfere with the Lessee's rights under the Lease, including without limitation the right to possession, use and quiet enjoyment by the Lessee or any permitted sublessee of the Equipment leased thereunder.

         10.9     LIMITATIONS OF LIABILITY.

                  (a) Neither the Lenders, the Bank Lenders, the Owner Trustee, the Holders nor the Agent shall have any obligation or duty to the Lessee, to any other party hereto or to others with respect to the transactions contemplated hereby, except those obligations or duties of such parties expressly set forth in this Agreement and the other Operative Agreements, and neither the Lenders, the Bank Lenders, the Owner Trustee, the Holders nor the Agent shall be liable for performance by any other party hereto of such other party's obligations or duties hereunder. Without limitation of the generality of the foregoing, under no circumstances whatsoever shall the Lenders, the Bank Lenders, the Holders or the Agent be liable to the Lessee or any other Person for any action or inaction on the part of the Owner Trustee in connection with the transactions contemplated herein, whether or not such action or inaction is caused by willful misconduct or gross negligence of the Owner Trustee unless such action or inaction is at the direction of the Lenders, the Bank Lenders, the Holders or the Agent, as the case may be.

                  (b) It is expressly understood and agreed by and between the Owner Trustee, the Lessee, the Holders, the Lenders, the Bank Lenders and the Agent, and their respective successors and permitted assigns that, subject to the proviso contained in this Section 10.9(b), all representations, warranties and undertakings of the Owner Trustee hereunder shall be binding upon the Owner Trustee, only in its capacity as the Owner Trustee under the Trust Agreement, and (except as expressly provided herein) the Owner Trustee shall not be liable in its individual capacity for any breach thereof, except for its gross negligence or willful misconduct, or for breach of its covenants, representations and warranties contained herein, except to the extent covenanted or made in its individual capacity; provided, however, that nothing in this
Section 10.9(b) shall be construed to limit in scope or substance those representations and warranties of the Owner Trustee made expressly in its individual capacity set forth herein. The term "Owner Trustee" as used in this Agreement shall include any successor trustee under the Trust Agreement.

         10.10    CONFIDENTIALITY.

         The Owner Trustee, the Holders, the Lenders, the Bank Lenders and the Agent shall maintain in confidence and not disclose to any Person any non-public information furnished to it pursuant to any of the Operative Agreements ("Confidential Information") without the prior consent of the Lessee, except (a) as required by Law or Governmental Authority, (b) to the extent that such Confidential Information is publicly available, (c) where such Confidential Information was previously known to the Owner Trustee, the Holders, the Lenders, the Bank Lenders and/or the Agent, as the case may be, free of any obligation to keep such information confidential, or such Confidential Information is or becomes available to the Owner Trustee, the Holders, the Lenders, the Bank Lenders and/or the Agent, as the case may be, on a non-confidential basis from a source other than the Lessee, or the agents or advisors of the Lessee, (d) as disclosure to third parties (including without limitation courts of competent jurisdiction) in connection with or in response to any order, decree, judgment, subpoena, notice of discovery or similar ruling or pleading, (e) as part of its normal reporting or review procedure to its auditors, regulators, parent company or Affiliates, (f) to the extent necessary to obtain appropriate insurance, to its insurance agent, provided, that prior to such disclosure, such agent shall sign a confidentiality agreement binding the agent to provisions substantially the same as the provisions of this Section 10.10, (g) in order to enforce its rights and perform its obligations pursuant to the Operative Agreements or (h) any rating agency then rating the Commercial Paper or any securities issued by the Lenders, the Bank Lenders or the Agent. The obligations of the Owner Trustee, the Holders, the Lenders, the Bank Lenders and the Agent under this
Section 10.10 shall survive the termination of the Operative Agreements and the payment of the Notes and the Certificates and all other amounts payable hereunder.

         10.11    SURVIVAL OF INDEMNITIES.

         Notwithstanding anything in this Agreement or in any other document or agreement to the contrary, any indemnity provided by any Person hereunder (including without limitation Sections 7.1, 7.2, 9.1, 9.2 or 9.3) or in any other Operative Agreement shall survive the termination of this Agreement, the Lease and any other Operative Agreement.

         10.12    NO RECOURSE AGAINST STOCKHOLDERS, OFFICERS OR DIRECTORS.

         No recourse under any obligation, covenant or agreement of the Lender contained in any Operative Agreement shall be had against Merrill Lynch Money Markets Inc. (or any Affiliate thereof), or any stockholder, officer or director of the Initial Lender, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the obligations of the Initial Lender under the Operative Agreements are solely corporate obligations of the Initial Lender, and that no personal liability whatsoever shall attach to or be incurred by Merrill Lynch Money Markets Inc. (or any Affiliate thereof), or the stockholders, officers or directors of the Initial Lender, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of the Initial Lender contained in any Operative Agreement, or implied therefrom, and that any and all personal liability for breaches by the Initial Lender of any of such obligations, covenants or agreements, either at common law or at equity, or by statute or constitution, of Merrill Lynch Money Markets Inc. (or any Affiliate thereof) and every such stockholder, officer or director of the Initial Lender is hereby expressly waived as a condition of and consideration for the execution of the Operative Agreements to which the Initial Lender is a party.

         10.13    NO BANKRUPTCY PETITION AGAINST THE INITIAL LENDER.

         Each of the parties hereto other than the Initial Lender hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper or other indebtedness of the Initial Lender, it will not institute against, or join any Person in instituting against, the Initial Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States relating to the Overall Transaction.

         10.14    MAJORITY IN INTEREST OF NOTEHOLDERS.

         Notwithstanding any language to the contrary contained in any Operative Agreements, so long as the Initial Lender is a holder of a Note, any provision in the Operative Agreements requiring the consent of the Lenders, Majority In Interest or of each holder of a Note, shall require the consent of the Bank Lenders, Majority In Interest of Bank Lenders or of each Bank Lender, as the case may be, and also shall require the consent of the Initial Lender.

         10.15    COMPLIANCE CERTIFICATE.

         The Compliance Certificate, as required to be delivered from time to time by the terms of the Operative Agreements, shall be executed by the President, any Vice President, the Treasurer or the Chief Financial Officer of the Lessee and delivered as required by the applicable provisions of the Operative Agreements.

         IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.

                                                     COCA-COLA BOTTLING CO.
                                                     CONSOLIDATED, as the Lessee


                                                     By:________________________
                                                     Name:______________________
                                                     Title:_____________________


                           [Signature Pages Continued]

                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION, not
                                                     in its individual capacity
                                                     except as expressly
                                                     provided herein, but solely
                                                     as Owner Trustee under
                                                     Coca-Cola Trust No. 97-1


                                                     By:________________________
                                                     Name:______________________
                                                     Title:_____________________


                           [Signature Pages Continued]

                                                ENTERPRISE FUNDING CORPORATION,
                                                as the Initial Lender


                                                By:________________________
                                                Name:______________________
                                                Title:_____________________


                           [Signature Pages Continued]

                                                NATIONSBANK, N.A.,
                                                as Agent and a Bank Lender


                                                By:________________________
                                                Name:______________________
                                                Title:_____________________


                           [Signature Pages Continued]

                                                NATIONSBANC LEASING CORPORATION,
                                                as a Holder


                                                By:________________________
                                                Name:______________________
                                                Title:_____________________


                           [Signature Pages Continued]

                                                SUNTRUST BANK, ATLANTA,
                                                as a Holder


                                                By:________________________
                                                Name:______________________
                                                Title:_____________________

                                            ABN AMRO Bank N.V., as a Bank Lender


                                            By:________________________
                                            Name:______________________
                                            Title:_____________________

                                            THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                            as a Bank Lender


                                            By:________________________
                                            Name:______________________
                                            Title:_____________________

                                         CORESTATES BANK, N.A., as a Bank Lender


                                         By:________________________
                                         Name:______________________
                                         Title:_____________________

                                          THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                          ATLANTA AGENCY, as a Bank Lender


                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                                    EXHIBIT A

                     (Form of Purchase Agreement Assignment)

                          PURCHASE AGREEMENT ASSIGNMENT
                               (1998 Transaction)

         THIS PURCHASE AGREEMENT ASSIGNMENT (1998 Transaction) dated as of _________, ____ (as amended, modified, supplemented, restated and/or replaced from time to time, the "Assignment") is between COCA-COLA BOTTLING CO. CONSOLIDATED, a Delaware corporation (the "Assignor"), and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity except as expressly provided herein, but solely as Owner Trustee under Coca-Cola Trust No. 97-1 (the "Assignee").

                                    RECITALS:

         A. The Assignor and ____________ (the "Vendor") have entered into that certain purchase agreement, a copy of which is attached hereto and made a part hereof as Schedule A (the "Purchase Agreement") providing for the sale and delivery of certain equipment described therein (the "Equipment").

         B. The Assignor desires to assign to the Assignee, and the Assignee desires to assume, all of the rights and benefits of the Assignor under the Purchase Agreement but none of the liabilities of the Assignor thereunder.

         IN CONSIDERATION OF THE MUTUAL COVENANTS HEREIN CONTAINED, AND OTHER GOOD AND VALUABLE CONSIDERATION, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

SECTION 1.        ASSIGNMENT.

         The Assignor does hereby assign, sell and set over to the Assignee, and the Assignee does hereby accept, all of the Assignor's rights and benefits in, to and under the Purchase Agreement, including without limitation in such assignment (a) all warranty and indemnity provisions contained in the Purchase Agreement, (b) all claims of the Assignor for damages or otherwise in respect of the Equipment under the Purchase Agreement and (c) any and all rights of the Assignor to compel performance of the terms of the Purchase Agreement; provided, however, unless and until an Agency Termination Event (as such term is hereinafter defined) shall have occurred, the Assignor shall be deemed the agent of the Assignee for the limited purpose of exercising the rights of the Assignee described in clauses (a)-(c) above. For purposes of this Assignment, the term "Agency Termination Event" shall mean the occurrence of the following: (x) a Lease Event of Default (as such term is defined in that certain Master Equipment Lease Agreement (1998 Transaction) dated as of January 14, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Lease Agreement") between the

Assignor and the Assignee) shall have occurred and be continuing and (y)(i) the Assignee shall have given the Assignor written notice to cease acting as the Assignee's agent with respect to the exercise of the rights of the Assignee under any applicable manufacturer's or vendor's warranties with respect to the Equipment or (ii) the Assignee shall have commenced the exercise of any remedy under the Lease Agreement pursuant to such Lease Event of Default.

SECTION 2.        CONTINUING LIABILITY OF ASSIGNOR.

         It is expressly agreed that, anything herein contained to the contrary notwithstanding: (a) the Assignor shall at all times remain liable to the Vendor under the Purchase Agreement to perform or cause to be performed all the duties and obligations of the purchaser thereunder to the same extent as if this Assignment had not been executed, (b) the exercise by the Assignee of any of the rights assigned hereunder shall not release the Assignor from any of its duties or obligations to the Vendor under the Purchase Agreement, except to the extent that the Assignee shall perform any of such duties and/or obligations and (c) the Assignee shall have no obligation or liability under the Purchase Agreement by reason of, or arising out of, this Assignment or be obligated to perform any of the obligations or duties of the Assignor under the Purchase Agreement or to make any payment or to make any inquiry as to the sufficiency of any payment received by the Vendor or to present or file any claim or to take any other action to collect or enforce any claim for any payment, which obligations are solely for the account of the Assignor and for the benefit of the Vendor.

SECTION 3.        FURTHER ASSURANCES.

         The Assignor agrees that at any time and from time to time, upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Assignee may reasonably request in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

SECTION 4.        REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ASSIGNOR.

         The Assignor does hereby represent, warrant and covenant that:

         (a) the Purchase Agreement is in full force and effect, the Assignor is not in default thereunder and to the best of the Assignor's knowledge, the Vendor is not in default thereunder;

         (b) the Assignor has not assigned or pledged, and hereby covenants that it will not assign or pledge so long as this Assignment shall remain in effect, the whole or any part of the rights hereby assigned to anyone other than the Assignee;

         (c) except for the Purchase Agreement, the Assignor is not a party to or a beneficiary of any document, instrument or other agreement pursuant to which any other party has made any representation or warranty or granted any indemnity or any other type of protection with respect to the Equipment;

         (d) the Purchase Agreement has not been amended, modified, supplemented, restated and/or replaced at any time; and

         (e) the Assignor shall not agree to any amendment, modification, supplementation, restatement and/or replacement to the Purchase Agreement without the prior written consent of the Assignee and any such amendment, modification, supplementation, restatement and/or replacement entered into without such consent from the Assignee shall be deemed null and void.

SECTION 5.        NOTICES.

         All notices provided for or required under the terms and provisions hereof shall be in writing, and any such notice shall be deemed given when personally delivered or when deposited with a nationally recognized overnight delivery service, with the cost therefor prepaid, or in the United States mails, with proper postage prepaid, for first class certified mail, return receipt requested, addressed to either the Assignor or the Assignee, respectively, at their respective addresses as set forth herein or at such other address as either of them shall, from time to time, designate in writing to the other.

         If to the Assignor:  Coca-Cola Bottling Co. Consolidated
                              1900 Rexford Road
                              Charlotte, North Carolina   28211
                              Attention:  Mr. Marshall C. Meier
                                          Finance Manager

         If to the Assignee:  First Security Bank, National Association, as
                              Owner Trustee under Coca-Cola Trust No. 97-1
                              79 South Main Street, 3rd Floor
                              Salt Lake City, Utah   84111
                              Attention: Mr. Val T. Orton
                                         Vice President

SECTION 6.        GOVERNING LAW.

         This Assignment, and all of the rights and obligations hereunder, including without limitation matters of validity and performance, shall be governed by and construed under the laws and decisions of the State of North Carolina without regard to the conflicts of law principles thereunder.

SECTION 7.        COUNTERPARTS.

         This Assignment may be executed in as many counterparts as shall be determined by the parties hereto when so executed, each such counterpart shall be binding on all parties hereto, notwithstanding that all parties are not signatories to the same counterpart.


         [The remainder of this page has been intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their duly authorized officers as of the date first above written.


                            COCA-COLA BOTTLING CO.
                            CONSOLIDATED


                            By:________________________________
                            Name:______________________________
                            Title:_____________________________


                            FIRST SECURITY BANK, NATIONAL
                            ASSOCIATION, not in its individual capacity except as expressly provided herein, but solely as
                                   Owner Trustee under Coca-Cola Trust No. 97-1


                            By:________________________________
                            Name:______________________________
                            Title:_____________________________




ACKNOWLEDGED AND AGREED:

[VENDOR]

By:________________________________
Name:______________________________
Title:_____________________________

                                   SCHEDULE A


                           [Attach Purchase Agreement]

                                    EXHIBIT B

                          (Form of Notice of Delivery)


                               NOTICE OF DELIVERY
                               (1998 Transaction)

         THIS NOTICE OF DELIVERY (1998 Transaction) dated as of ___________, ____ is given by COCA-COLA BOTTLING CO. CONSOLIDATED, as Lessee, under that certain Master Equipment Lease Agreement (1998 Transaction) (Coca-Cola Trust No. 97-1) dated as of January 14, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Agreement") between Lessor and Lessee. This Notice of Delivery is being given pursuant to the terms of Section 2.3(b) of the Participation Agreement (1998 Transaction) (such term and other capitalized terms used herein and not otherwise defined herein shall have the meanings provided therefor in the Agreement). Lessee hereby makes the following requests and certifications:

         1.  The requested Acceptance Date for funding of Equipment is
_________.

         2. The Equipment for which such funding is sought is described in Schedule A hereto.

         3. The aggregate Equipment Cost of the Equipment described in Schedule A is $___________.

         4.  The requested Aggregate Holder Funded Amount is $______________.

         5.  The requested Aggregate Lender Funded Amount is $______________.

         6. For so long as the Initial Lender is the Lender, the interest rate of each Loan shall be the CP Rate. The requested Interest Period for Loans bearing interest at the CP Rate is ___ days (specify one to 95), provided, the Lessee acknowledges that the foregoing is subject to Section 2.3(d) of the Participation Agreement (1998 Transaction).

         7. [IF THE CP RATE IS NOT IN EFFECT] the requested interest rate option for Loans and the requested Interest Period is:

             ________ LIBOR Rate                 ___ One Months
                                                 ___ Two Months
                                                 ___ Three Months
                                                 ___ Six Months

             ________ CD Rate

             ________ Reference Rate

         8. The requested basis for yield calculation for Holder Advances and the requested Payment Period is:

             ________ LIBOR Rate                 ___ One Months
                                                 ___ Two Months
                                                 ___ Three Months
                                                 ___ Six Months

             ________ CD Rate

             ________ Reference Rate

         9.  The amount of Commercial Paper outstanding is $____________.

         10. The Debt Rating of the Lessee is ______ S&P ______ Moody's.

         11. ________ A Lease Event of Default has occurred and is continuing. ________ No Lease Event of Default has occurred and is continuing.

         12. ________ A Loan Agreement Event of Default has occurred and is continuing.
             ________ No Loan Agreement Event of Default has occurred and is continuing.

         13. ________ The Net Receivables Balance equals or exceeds the Net
                      Investment.
             ________ The Net Receivables Balance is less than the Net
                      Investment.

         [The remainder of this page has been intentionally left blank.]

J:\67015\305153_4.rtf
         The Lessee hereby certifies that the undersigned person signing on behalf of the Lessee is duly authorized to execute and delivery this Notice of Delivery.


                            COCA-COLA BOTTLING CO. CONSOLIDATED



                            By:________________________________
                            Name:______________________________
                            Title:_____________________________

J:\67015\305153_4.rtf
                                   SCHEDULE A

                   DESCRIPTION OF THE EQUIPMENT/EQUIPMENT COST


                                                                        [REGISTRATION                    Equipment
      Make             Model         Serial Number         [VIN]           NUMBER]           Class          Cost
      ----             -----         -------------         -----           -------           -----          ----



                                    EXHIBIT C

                       (Form of Certificate of Acceptance)

                            CERTIFICATE OF ACCEPTANCE
                               (1998 Transaction)

         This Certificate of Acceptance (1998 Transaction) relates to the Units listed below leased by FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity except as expressly provided herein, but solely as Owner Trustee under Coca-Cola Trust No. 97-1, as the Lessor, to COCA-COLA BOTTLING CO. CONSOLIDATED, as the Lessee, under that certain Master Equipment Lease Agreement (1998 Transaction) (Coca-Cola Trust No. 97-1) dated as of January 14, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Agreement") between the Lessor and the Lessee. This Certificate of Acceptance is being entered into pursuant to the terms of Section 2.3(c) of the Participation Agreement (1998 Transaction) (such term and other capitalized terms used herein and not otherwise defined herein shall have the meanings provided therefor in the Agreement).



DESCRIPTION OF UNITS:


                                  See Attached
                                   Schedule A


ALLOCATION OF EQUIPMENT COST AMONG THE APPROVED STATES:


                                  See Attached
                                   Schedule B


AGGREGATE EQUIPMENT COST OF EQUIPMENT IDENTIFIED IN SCHEDULE A IS $___________ [IDENTIFY PER CLASS OF EQUIPMENT]


         As of the date below written, the Lessee hereby certifies (as between the Lessee and the Lessor) that the Lessee hereby unconditionally accepts the Units of Equipment listed herein and hereby subjects said Units to the Agreement.

         [The remainder of this page has been intentionally left blank.]

         The Lessee hereby certifies that the undersigned person signing on behalf of the Lessee is duly authorized to execute and deliver this Certificate of Acceptance.

DATED: ______________

                            COCA-COLA BOTTLING CO. CONSOLIDATED


                            By:________________________________
                            Name:______________________________
                            Title:_____________________________

                                   Schedule A

                   Description of the Equipment/Equipment Cost


                                                                        [REGISTRATION                    Equipment
      Make             Model         Serial Number         [VIN]           NUMBER]           Class          Cost
      ----             -----         -------------         -----           -------           -----          ----



                                   Schedule B

             Allocation of Equipment Cost among the Approved States

                                    EXHIBIT D

                        (Form of Compliance Certificate)

                             COMPLIANCE CERTIFICATE
                               (1998 Transaction)

To Whom it May Concern:

         The undersigned, [NAME] _________, [TITLE] ___________, of Coca-Cola Bottling Co. Consolidated (the "Company"), hereby certifies no knowledge of any Event of Default, Potential Default, Lease Event of Default, Lease Default, Loan Agreement Default or Loan Agreement Event of Default as defined in the Company's various debt agreements and the Lease Agreement, as the case may be. Reference is made herein to the Master Equipment Lease Agreement (1998 Transaction) (Coca-Cola Trust No. 97-1) dated as of January 14, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Lease Agreement") between First Security Bank, National Association, not in its individual capacity except as expressly provided therein, but solely as Owner Trustee under Coca-Cola Trust No. 97-1 and the Company. Furthermore, as defined in the Indenture Agreement dated October 15, 1989, with Manufacturers Hanover Trust Company of California (Trustee) and the Indenture Agreement dated July 20, 1994, as supplemented and restated with Citibank, N.A. (Trustee) and the Loan Agreement dated as of November 20, 1995, as amended, with LTCB Trust Company as Agent, [NAME] ___________ hereby certifies no knowledge of a Designated Event or Ratings Decline. The Company is in compliance with all of its various debt agreements and the Lease Agreement. Currently, the Net Receivables Balance equals or exceeds the Net Investment.

In addition, the attached [AUDITED] [UNAUDITED] financial statements have been prepared by the Company in accordance with generally accepted accounting principles and, in the judgment of management, present fairly and consistently the Company's financial position and results of operations.

         [NAME] __________ hereby certifies in connection with the transactions described in and related to the Lease Agreement as follows:

         The amount of Commercial Paper outstanding is $_________.

         The principal payment due with respect to the Loans is $_________.

         The Debt Rating of the Company is __________ by Moody's Investor Services, Inc. and _________ by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

         This certificate and the attached financial statements satisfy the Company's requirements under each of its debt agreements and the Lease Agreement.

         IN WITNESS WHEREOF, the Company has caused this certificate to be signed in its corporate name by its _________ to be effective as of the ___ day of ________, ___.


                            COCA-COLA BOTTLING CO.
                            CONSOLIDATED

                            By:________________________________
                            Name:______________________________
                            Title:_____________________________

                          [Attach Financial Statements]

                                    EXHIBIT E

                  (Form of Assignment and Assumption Agreement)


                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                               (1998 Transaction)


         Reference is made to the Loan and Security Agreement (1998 Transaction), dated as of January 14, 1998, as it may be amended or otherwise modified from time to time (as so amended or modified, the "Agreement"), by and among First Security Bank, National Association, as Owner Trustee under Coca-Cola Trust No. 97-1 (the "Owner Trustee"), Enterprise Funding Corporation, as the Initial Lender ("EFC"), and NationsBank N.A., as Agent (the "Agent"). Terms used herein and not otherwise defined herein or in the Agreement shall have the meanings specified therefor in Appendix A to that certain Participation Agreement (1998 Transaction), dated as of January 14, 1998 (as it may be amended or otherwise modified from time to time, (the "Participation Agreement"), by and among Coca-Cola Bottling Co. Consolidated, as the Lessee (the "Lessee"), the Owner Trustee, NationsBanc Leasing Corporation and SunTrust Bank, Atlanta, (individually, a "Holder" and collectively, the "Holders"), EFC, NationsBank, N.A., as Agent and Liquidity Provider and the various banks and other lending institutions which are parties thereto from time to time, as Bank Lenders (individually, a "Bank Lender" and collectively, the "Bank Lenders").

         [NAME OF ASSIGNOR], in its capacity as [BANK LENDER/INITIAL LENDER] under the Participation Agreement (the "Assignor") and [NAME OF ASSIGNEE] (the "Assignee") hereby agree as follows:

         1. THE ASSIGNOR HEREBY SELLS AND ASSIGNS TO THE ASSIGNEE, AND THE ASSIGNEE HEREBY PURCHASES AND ASSUMES FROM THE ASSIGNOR, AN INTEREST IN AND TO THE NOTES, THE LOANS AND ALL OF THE ASSIGNOR'S RIGHT, TITLE, INTEREST AND OBLIGATIONS UNDER THE AGREEMENT (THE "ASSIGNOR'S INTEREST"), SUCH INTEREST ACQUIRED BY THE ASSIGNEE HEREUNDER EXPRESSED AS A PERCENTAGE OF ALL RIGHTS AND OBLIGATIONS OF THE BANK LENDERS BEING EQUAL TO THE PERCENTAGE EQUIVALENT OF A FRACTION, THE NUMERATOR OF WHICH IS $________ AND THE DENOMINATOR OF WHICH IS $________.(1)

         1. IN CONSIDERATION OF THE PAYMENT OF $___________, BEING ___% OF THE OUTSTANDING PRINCIPAL AMOUNT OF THE NOTES, AND OF $___________, BEING ___% OF THE AGGREGATE UNPAID DISCOUNT ON OUTSTANDING COMMERCIAL PAPER DUE ON THE CURRENT MATURITY DATE OF SUCH COMMERCIAL PAPER, RECEIPT OF WHICH PAYMENT IS HEREBY ACKNOWLEDGED, THE ASSIGNOR HEREBY ASSIGNS TO THE AGENT FOR THE ACCOUNT OF THE ASSIGNEE, AND THE ASSIGNEE HEREBY PURCHASES FROM THE ASSIGNOR, A ___% INTEREST IN AND TO THE NOTES, THE LOANS AND ALL


-------------------
(1)  This provision to be used if the Assignor is a Bank Lender.

OF THE ASSIGNOR'S RIGHT, TITLE, INTEREST AND OBLIGATIONS UNDER THE AGREEMENT PURCHASED BY THE UNDERSIGNED.(2)

         2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the Assignor's Interest being assigned by it hereunder and that such Assignor's Interest is free and clear of any Lien created by it; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Operative Agreements, the Notes or the Loans or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Operative Agreements, the Notes or the Loans; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Owner Trustee or the Lessee or the performance or observance by the Owner Trustee or the Lessee of any of its respective obligations under the Agreement or any instrument or document furnished pursuant thereto.

         3. The Assignee (i) confirms that it has received a copy of the Operative Agreements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement and purchase the Assignor's Interest from the Assignor; (ii) agrees that it will, independently and without reliance upon the Agent or any of its Affiliates, the Assignor or any other Bank Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Operative Agreements to which the Assignor is a party; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Operative Agreements as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) appoints the Agent to enforce its respective rights and interests in and under the Agreement and the Collateral in accordance with the Operative Agreements; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Operative Agreements are required to be performed by it as a Bank Lender; (vi) specifies as its address for notices and its account for payments the office and account set forth beneath its name on the signature pages hereof; (vii) attaches the forms prescribed by the Internal Revenue Service of the United States of America certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty; and (viii) represents and warrants to the Assignor that (A) it is duly organized and in good standing under the laws of its jurisdiction of organization, (B) its execution, delivery and performance of this Agreement have been duly authorized and (C) this Agreement is enforceable against it in accordance with its terms.

         4. The effective date for this Assignment and Assumption Agreement shall be the later of (i) the date on which the Agent receives this Assignment and Assumption Agreement executed by the parties hereto, and receives the consent of the Owner Trustee, the Lessee and the

-------------------
(2)  This provision to be used if the Assignor is a Initial Lender.

Agent, on behalf of the Initial Lender (provided, however, the consent of the Owner Trustee and the Lessee shall not be required if a Default or Event of Default has occurred and is continuing; provided, further, the consent of the Initial Lender shall not be required if the Initial Lender is not a holder of a
Note), and (ii) the date of this Assignment and Assumption Agreement (the "Effective Date"). Following the execution of this Assignment and Assumption Agreement and the consent of Owner Trustee, the Lessee and the Agent on behalf of the Initial Lender (provided, however, the consent of the Owner Trustee and the Lessee shall not be required if a Default or Event of Default has occurred and is continuing; provided, further, the consent of the Initial Lender shall not be required if the Initial Lender is not a holder of a Note), this Assignment and Assumption Agreement shall be delivered to the Agent for acceptance and, with respect to the Agreement, recording by the Agent.

         5. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Bank Lender thereunder and
(ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Agreement.

         6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments under the Agreement in respect of the interest assigned hereby (including, without limitation, all payments in respect of such interest in the related principal of and interest on the Loans allocable to the related Bank Lender and fees) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of North Carolina.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the __ day of ____ 199_.

                                         [ASSIGNOR]



                                         By:___________________________
                                         Name:_________________________
                                         Title:________________________

                                         [ASSIGNEE]


                                         By:___________________________
                                         Name:_________________________
                                         Title:________________________


Address for notices and Account for payments:

For Credit Matters:                 For Administrative Matters:
-------------------                 ---------------------------

[NAME]                              [NAME]
_________________________           _________________________

_________________________           _________________________

Attn: __________                    Attn: _____________
Telephone: (  ) ___-____            Telephone: (___) ___-____
Telefax: (___) ___-____             Telefax: (___) ___-____

Account for Payments:
---------------------

NAME

_________________
ABA Number: ___-___-___
Account Number: _______
Attn: ______________
Re: ________________

Consented to this __ day
of ________, 199_

NATIONSBANK, N.A., as
Agent

By:_____________________________
Name:___________________________
Title:__________________________


[if required] First Security Bank, National Association, as Owner Trustee under Coca-Cola Trust No. 97-1

By:_____________________________
Name:___________________________
Title:__________________________


[if required] Coca-Cola Bottling Co. Consolidated, as the Lessee

By:_____________________________
Name:___________________________
Title:__________________________



Accepted this ___ day
of ________, 199_

NATIONSBANK, N.A.
  as Agent


By:_____________________________
Name:___________________________
Title:__________________________

                                    EXHIBIT F

                     (Form of Notice of Request for Renewal)

                          Notice of Request for Renewal
                               (1998 Transaction)


         Pursuant to that certain Participation Agreement (1998 Transaction) dated as of January 14, 1998, as amended, modified, supplemented, restated and/or replaced to the date hereof (said Participation Agreement, as so amended, modified, supplemented, restated and/or replaced, being the "Participation Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Coca-Cola Bottling Co. Consolidated (the "Lessee"), First Security Bank, National Association, not in its individual capacity except as expressly provided therein, but solely as Owner Trustee under Coca-Cola Trust No. 97-1 (the "Owner Trustee"), and NationsBanc Leasing Corporation and SunTrust Bank, Atlanta (collectively, the "Holders"), Enterprise Funding Corporation (the "Initial Lender"), NationsBank, N.A. (the "Agent") and certain other financial institutions from time to time parties hereto, as bank lenders (collectively, the "Bank Lenders"), this represents the Lessee's request, to extend the Bank Commitment Expiration Date to ______________, in accordance with Section 8 of the Participation Agreement.

         Please indicate your consent to, or rejection of, such extension of the Bank Commitment Expiration Date by signing this Notice of Request for Extension in the space provided below and returning the same to the Lessee, the Agent and the Initial Lender on or before ______________.

DATED:  __________________


                                            COCA-COLA BOTTLING CO. CONSOLIDATED


                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

The undersigned Bank Lender hereby irrevocably consents to the extension of the Bank Commitment Expiration Date as requested above


Dated:___________________________________
Bank Lender:_____________________________


Dated:___________________________________
Bank Lender:_____________________________


The undersigned Bank Lender hereby rejects the extension of the Bank Commitment Expiration Date as requested above


Dated:___________________________________
Bank Lender:_____________________________


Dated:___________________________________
Bank Lender:_____________________________

                                   SCHEDULE 1

                       (Participant's Funding Percentages)

                          Holders' Funding Percentages


                                          Equipment             Funding
Holders                                    Class              Percentage*
-------                                    -----              -----------

NationsBanc Leasing Corporation       Class A Equipment           50%

NationsBanc Leasing Corporation       Class B Equipment           50%

NationsBanc Leasing Corporation       Class C Equipment           50%

SunTrust Bank, Atlanta                Class A Equipment           50%

SunTrust Bank, Atlanta                Class B Equipment           50%

SunTrust Bank, Atlanta                Class C Equipment           50%


------------------------
* Expressed as a percentage of the Equity Percentage of the Equipment Cost for each Class of Equipment on each applicable Lease Supplement.

                          Lenders' Funding Percentages
                          ----------------------------

                                      Equipment                  Funding
Lenders                                 Class                  Percentage*
-------                                 -----                  -----------

Enterprise Funding Corporation     Class A Equipment              100%

Enterprise Funding Corporation     Class B Equipment              100%

Enterprise Funding Corporation     Class C Equipment              100%

To the extent each Bank Lender subsequently becomes a holder of a Note then the following shall apply:

                                      Equipment                 Funding
Lenders                                 Class                 Percentage*
-------                                 -----                 -----------

NationsBank                        Class A Equipment           46.96132596%

NationsBank                        Class B Equipment           46.96132596%

NationsBank                        Class C Equipment           46.96132596%

ABN AMRO                           Class A Equipment           13.25966851%

ABN AMRO                           Class B Equipment           13.25966851%

ABN AMRO                           Class C Equipment           13.25966851%

BTM                                Class A Equipment           13.25966851%

BTM                                Class B Equipment           13.25966851%

BTM                                Class C Equipment           13.25966851%

CoreStates                         Class A Equipment           13.25966851%

CoreStates                         Class B Equipment           13.25966851%

CoreStates                         Class C Equipment           13.25966851%

IBJ                                Class A Equipment           13.25966851%

IBJ                                Class B Equipment           13.25966851%

IBJ                                Class C Equipment           13.25966851%

------------------------
* Expressed as a percentage of the Debt Percentage of the Equipment Cost for each Class of Equipment on each applicable Lease Supplement.

                                   SCHEDULE 2

                      (Debt Percentage; Equity Percentage)

                                 Debt Percentage
                                 ---------------


                  Equipment Class                           Debt Percentage*
                  ---------------                           ----------------

                  Class A Equipment                           86.42203575%

                  Class B Equipment                           81.85948790%

                  Class C Equipment                           83.04138903%



------------------------
* Expressed as a percentage of the Equipment Cost for each Class of Equipment on each applicable Lease Supplement.



                                Equity Percentage
                                -----------------


                  Equipment Class                           Equity Percentage*
                  ---------------                           ------------------

                  Class A Equipment                             13.57796425%

                  Class B Equipment                             18.14051210%

                  Class C Equipment                             16.95861097%


------------------------
* Expressed as a percentage of the Equipment Cost for each Class of Equipment on each applicable Lease Supplement.

                                   SCHEDULE 3

                            Environmental Disclosure



                                      None

                                   APPENDIX A


                            COCA-COLA TRUST NO. 97-1

                                   DEFINITIONS


General Provisions

         The following terms shall have the following meanings for all purposes of the Operative Agreements referred to below, unless otherwise defined in an Operative Agreement or the context thereof shall otherwise require. Such meanings shall be equally applicable to both the singular and the plural forms of the terms herein defined. In the case of any conflict between the provisions of this Appendix A and the provisions of the main body of any Operative Agreement, the provisions of the main body of such Operative Agreement shall control the construction of such Operative Agreement.

         Unless the context otherwise requires, (i) references to agreements, instruments and other documents shall be deemed to mean and include such agreements, instruments and other documents as the same may be amended, modified, supplemented, restated and/or replaced from time to time to the extent permitted by the Operative Agreements, (ii) references to parties to agreements shall be deemed to include the successors and assigns of such parties permitted in accordance with the Operative Agreements, (iii) references in any document to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits are references to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits in or to such document, (iv) the headings, subheadings and table of contents used in any document are solely for convenience of reference and shall not constitute a part of any such document nor shall they affect the meaning, construction or effect of any provision thereof, (v) references to any law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor, (vi) when used in any document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof, (vii) references to "including" means including without limiting the generality of any description preceding such term and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned, (viii) each of the parties to the Operative Agreements and their counsel have reviewed and revised, or requested revisions to, the Operative Agreements, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in the construction and interpretation of the Operative Agreements and any amendments or exhibits thereto and (ix) capitalized terms used in any Operative Agreements which are not defined in this Appendix A but are defined in another

Operative Agreement shall have the meanings so ascribed to such terms in the applicable Operative Agreement.


Defined Terms

         "A-2/P-2 Event" shall have the meaning specified in Section 8.4 of the Participation Agreement.

         "A-3/P-3 Event" shall have the meaning specified in Section 8.4 of the Participation Agreement.

         "ABN AMRO" shall mean ABN AMRO Bank N.V.

         "ABR Holder Advance" shall mean each Holder Advance, at such time as such Holder Advance bears yield at the Reference Rate plus 0.500% or the CD Rate plus 0.900%, as the case may be.

         "ABR Loan" shall mean each Loan, at such time as such Loan bears interest at the Reference Rate or the CD Rate plus the Applicable Margin, as the case may be.

         "ABR Rate" shall mean, as selected by the Lessee (on behalf of the Owner Trustee), the Reference Rate or the CD Rate; provided, if the Agent gives the Owner Trustee and the Lessee notice that the CD Rate cannot be determined or is unlawful or that any Lender or Holder is unable to match funds with respect to any CD Loan or the CD Holder Advance, as the case may be, then the ABR Rate shall be the Reference Rate until the Interest Period, Payment Period or any other period of time at which amounts are to bear interest at the ABR Rate, as the case may be, commencing immediately following the date on which the CD Rate can be determined, is lawful and is capable of being match funded by the Lenders and the Holders (if the CD Rate is elected at such time by the Lessee (on behalf of the Owner Trustee)).

         "Acceptance Date" shall mean the dates as of which Units (i) are purchased by the Owner Trustee in accordance with the Participation Agreement and (ii) become leased assets under the applicable Lease Supplement.

         "Acquisition Cash Flow" shall mean operating income for the applicable period plus any amounts deducted for depreciation, amortization and operating lease expense in determining operating income of all assets, franchises and businesses acquired during the most recently completed quarter or any of the preceding three calendar quarters by the Lessee or any its Consolidated Subsidiaries (to the extent not included in Consolidated Operating Income for the applicable period), determined using historical financial statements of such assets, franchises and businesses acquired with appropriate adjustments thereto in order to reflect such operating income, depreciation, amortization and operating lease expense on an actual historical combined pro forma basis as if the assets, franchises and businesses acquired had been owned by the Lessee during the relevant period. Operating income as used in the preceding sentence shall be determined using the same method prescribed for determining Consolidated Operating Income and using GAAP applied consistently with the application of GAAP in preparation of the Lessee's financial statements for the relevant period and such determination shall be in all respects reasonably satisfactory to the Majority In Interest and the Majority Holders.

         "Additionally Insured Parties" shall mean the Owner Trustee (in its individual capacity and as trustee), the Holders, the Lenders, the Bank Lenders, the Liquidity Provider and the Agent.

         "Additional Trustee" shall have the meaning specified in Section 10.02(a) of the Trust Agreement.

         "Administrative Fee" shall mean the administrative fee payable in accordance with the terms and conditions of the Fee Letter.

         "Advance Amount" shall mean, as of any date, the amount of the Holder Advance made by a Holder pursuant to Section 2.2(a) of the Participation Agreement and evidenced by a Certificate, less any redemptions of the Holder Advance pursuant to Article IV of the Trust Agreement.

         "Affected Bank Lender" shall have the meaning specified in Section 8.5(a) of the Participation Agreement.

         "Affiliate" shall mean, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under a common control with, such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

         "After-Tax Basis" shall mean on a basis such that any payment to be received or deemed to be received shall be supplemented by a further payment so that the sum of the two payments, after deducting from such payments the amount of all Taxes resulting from the receipt or accrual of such payments (net of any current credits or deductions or other Tax benefits arising therefrom, to the extent actually realized), shall be equal to the payments to be received or deemed to have been received.

         "Agent" shall mean NationsBank, as collateral agent for the Lenders and the Holders pursuant to the Loan Agreement and as administrative agent for the Owner Trustee (in its individual and its trust capacity), the Holders, the Lenders and the Bank Lenders pursuant to the Participation Agreement and the Loan Agreement, or any successor agent appointed in accordance with the terms of the Loan Agreement.

         "Aggregate Advanced Amount" shall have the meaning specified in each Note.

         "Aggregate Funded Amount" shall mean, collectively, the Aggregate Holder Funded Amount and the Aggregate Lender Funded Amount and, individually, shall mean the Aggregate Holder Funded Amount or the Aggregate Lender Funded Amount, as the case may be.

         "Aggregate Holder Advanced Amount" shall have the meaning specified in each Certificate.

         "Aggregate Holder Funded Amount" shall have the meaning specified in
Section 2.2(a) of the Participation Agreement.

         "Aggregate Lender Funded Amount" shall have the meaning specified in
Section 2.2(b) of the Participation Agreement.

         "Applicable Margin" shall mean the percentage per annum set forth below opposite the applicable Debt Rating or Consolidated Funded Indebtedness/Cash Flow Ratio of the Lessee (as determined and adjusted pursuant to the procedures set forth in the paragraph of this definition following the rate grid).

        Consolidated                                                                    Applicable
   Funded Indebtedness/                 Debt Rating           Applicable Margin         Margin for
     Cash Flow Ratio          or       S&P/Moody's            for LIBOR Loans           CD Loans
--------------------------             -----------            ---------------           --------
a)    Greater than or               a)      --
      Equal to 5.00 to                                               0.375%                  0.375%
      1.00

b)    Less than 5.00 to             b)    BBB-/Baa3
      1.00 but Greater                                               0.250%                  0.250%
           ---
      than or Equal to
      4.00 to 1.00

c)    Less than 4.00 to             c)   BBB/Baa2
      1.00 but Greater                                               0.225%                  0.225%
           ---
      than or Equal to
      3.00 to 1.00

d)    Less than 3.00 to             d)   BBB+/Baa1
      1.00 but Greater                                               0.200%                  0.200%
           ---
      than or Equal to
      2.00 to 1.00

e)    Less than 2.00 to             e)    A/A2 or
      1.00                                 higher                    0.170%                  0.170%

For purposes of the foregoing, (i) the Applicable Margin on the Closing Date is 0.225% and thereafter the Applicable Margin shall be adjusted on each Calculation Date based on the most recent Compliance Certificate and upon the date of receipt of each Notice of Delivery based on such Notice of Delivery,
(ii) if the Lessee fails to provide the Compliance Certificate on or before the most recently occurring Calculation Date, the Applicable Margin from such Calculation Date shall be 0.375% until such time that an appropriate Compliance Certificate is provided whereupon the Applicable Margin shall be determined based on the information provided in such

Compliance Certificate, (iii) if the applicable Debt Rating and Consolidated Funded Debt/Cash Flow Ratio would provide for different Applicable Margins the lower of the two Applicable Margins shall apply, (iv) if the Debt Rating established by Moody's and S & P shall fall within different categories, the rate shall be determined by reference to the superior (or numerically lowest) category, (v) if the Debt Rating is changed by either Moody's or S&P, such change shall be deemed to be effective (for purposes of determining the Applicable Margin) as of the Calculation Date next following the date of such change, and (vi) the Applicable Margin applicable from time to time shall be effective from one Calculation Date or the date of receipt of a Notice of Delivery, as the case may be, to the next Calculation Date or the date of receipt of a Notice of Delivery, as the case may be, and any adjustment in the Applicable Margin shall be applicable to all existing Loans as well as any new Loans made or issued.

         "Approved State" shall mean each of Alabama, Florida, Georgia, Kentucky, Mississippi, North Carolina, Ohio, Pennsylvania, South Carolina, Tennessee, Virginia, West Virginia and to the extent the Lessee has given notice thereof pursuant to Section 5.6 of the Participation Agreement, each other state in the continental United States to which any Unit has been relocated.

         "Arrangement Fee" shall mean the arrangement fee payable in accordance with the terms and conditions of the Fee Letter.

         "Assignment Agreement" shall have the meaning specified in Section 8.1(a) of the Participation Agreement.

         "Bank Assignment" shall have the meaning specified in Section 8.1(a) of the Participation Agreement.

         "Bank Commitment Expiration Date" shall have the meaning specified in
Section 8.3(a) of the Participation Agreement.

         "Bank Lender Termination Date" shall have the meaning specified in
Section 8.5(b) of the Participation Agreement.

         "Bank Lenders" shall mean NationsBank, ABN AMRO, BTM, CoreStates, IBJ and certain other financial institutions from time to time parties to the Operative Agreements, as bank lenders.

         "Bank of America" shall mean Bank of America National Trust and Savings Association.

         "Bankruptcy Code" shall mean the United States Bankruptcy Reform Act of 1978, 11 U.S.C. ss. 101 et seq.

         "Basic Rent" shall mean the sum of (i) the Lessor Basic Rent, plus without duplication (ii) the Loan Basic Rent, each of the foregoing calculated as of the applicable Payment Date.

         "Basic Term" shall mean a period for lease of the Equipment under the Lease specified in Section 3.1 of the Lease.

         "Basic Term Commencement Date" shall mean January 15, 1999.

         "Basic Term Expiration Date" shall mean January 15, 2001.

         "Beneficial Interest" shall mean the interest of each Holder under the Trust Agreement.

         "Break-Amount" shall mean the amounts payable by the Owner Trustee (with funds provided by the Lessee as Supplemental Rent) from time to time under
Section 9.3 of the Participation Agreement on the terms and conditions of such
Section 9.3.

         "BTM" shall mean The Bank of Tokyo-Mitsubishi, Ltd.

         "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day other than a Saturday, Sunday or a day on which commercial banking institutions are authorized or required by Law or executive order to be closed in Charlotte, North Carolina, New York, New York, Atlanta, Georgia and Salt Lake City, Utah and (ii) with respect to all notices, determinations, fundings and payments with respect to LIBOR Loans or LIBOR Holder Advances, any Business Day described in clause (i) above and that is also a day on which commercial banks in London are open for international business (including dealings in dollar deposits within the London interbank market).

         "Calculation Date" shall mean the date five Business Days after the date by which the Lessee is required to provide the Compliance Certificate in accordance with the provisions of Section 5.1(d) of the Participation Agreement.

         "Capitalized Lease" shall mean any lease which, in accordance with GAAP, is required to be capitalized on the balance sheet of the Lessee.

         "Capitalized Lease Obligations" of any Person shall mean the aggregate amount which, in accordance with GAAP, is required to be reported as a liability on the balance sheet of such Person as lessee under a Capitalized Lease.

         "CD Holder Advance" shall mean each Holder Advance at such time as such Holder Advance bears yield at the CD Rate plus 0.900%.

         "CD Loan" shall mean (i) each Loan, at such times as such Loan bears interest at the CD Rate plus the Applicable Margin, (ii) the Liquidity Provider's participation in each Loan (at such times as such Loan bears interest at the CD Rate plus the Applicable Margin) while the Liquidity Provider has funded amounts outstanding pursuant to the Liquidity Facility with respect to such Loan and (iii) the amounts extended by a Bank Lender (at such times as such amounts bear interest at the CD Rate plus the Applicable Margin) to fund the CP Purchase Price pursuant to Section 8.2(a) of the Participation Agreement.

      "CD Rate" shall mean, for any day, with respect to each proposed or existing CD Loan or CD Holder Advance, as the case may be, a fluctuating rate per annum determined by the Agent as the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the CD Reserve Percentage and (b) the CD Assessment Rate. For purposes of this definition, the following terms shall have the following meanings: "Three-Month Secondary CD Rate" means, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or if such day is not a Business Day, the next following Business Day) by the Board of Governors of the Federal Reserve System (the "Board"), through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate is not so reported, the average (rounded upwards to the nearest 1/100 of 1%) of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day or next preceding Business Day by the Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it; "CD Reserve Percentage" means, for any day, as applied to any calculation of the CD Rate, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board for determining the maximum reserve requirement for a Depositary Institution (as defined in Regulation D of the Board) in respect of new non-personal time deposits in Dollars having a maturity of 30 days or more; and "CD Assessment Rate" means, for any day, the rate per annum (rounded upward to the nearest 1/100 of 1%) determined in good faith by the Agent to be the average of the rates per annum determined by the Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the maximum effective assessment rate per annum payable by the Agent to the Federal Reserve Insurance Corporation (or any successor) for such day for insurance on United States dollar time deposits, exclusive of any credit allowed against such annual assessment on account of assessment payments made or to be made by such bank. The CD Rate shall be adjusted automatically as of the effective date of each change in the Assessment Rate.

         "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. ss. 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986.

         "Certificate of Acceptance" shall have the meaning specified in Section 2.3(c) of the Participation Agreement.

         "Certificate of Title" shall mean each certificate of title or registration respecting any Unit naming the Owner Trustee as the owner of such Unit and the Agent as the first priority, and sole, lienholder respecting such Unit.

         "Certificates" shall mean, collectively each Class A Certificate, Class B Certificate and Class C Certificate.

         "Class" or "Class of Equipment" shall mean Class A Equipment, Class B Equipment or Class C Equipment, as the context requires.

         "Class A Certificate" shall mean each Certificate, substantially in the form set forth therefor in Exhibit A to the Trust Agreement, issued by the Owner Trustee to each Holder pursuant to Section 4.02 of the Trust Agreement, in an amount equal to such Holder's Holder Class A Commitment, bearing yield and payable as provided in the Trust Agreement and/or such Certificate, and shall include each Certificate issued in exchange therefor or replacement thereof pursuant to Sections 4.07 or 4.08 of the Trust Agreement.

         "Class B Certificate" shall mean each Certificate, substantially in the form set forth therefor in Exhibit A to the Trust Agreement, issued by the Owner Trustee to each Holder pursuant to Section 4.02 of the Trust Agreement, in an amount equal to such Holder's Holder Class B Commitment, bearing yield and payable as provided in the Trust Agreement and/or such Certificate, and shall include each Certificate issued in exchange therefor or replacement thereof pursuant to Sections 4.07 or 4.08 of the Trust Agreement.

         "Class C Certificate" shall mean each Certificate, substantially in the form set forth therefor in Exhibit A to the Trust Agreement, issued by the Owner Trustee to each Holder pursuant to Section 4.02 of the Trust Agreement, in an amount equal to such Holder's Holder Class C Commitment, bearing yield and payable as provided in the Trust Agreement and/or such Certificate, and shall include each Certificate issued in exchange therefor or replacement thereof pursuant to Sections 4.07 or 4.08 of the Trust Agreement.

         "Class A Equipment" shall mean the new over-the-road tractors referenced in each applicable Lease Supplement and identified as Class A Equipment.

         "Class B Equipment" shall mean the used beverage vending equipment, new rolling stock and new lift trucks referenced in each applicable Lease Supplement and identified as Class B Equipment.

         "Class C Equipment" shall mean the new beverage vending equipment referenced in each applicable Lease Supplement and identified as Class C Equipment.

         "Class A Note" shall mean each Note, substantially in the form set forth as Exhibit A to the Loan Agreement, issued by the Owner Trustee pursuant to Section 2.2 of the Loan Agreement and authenticated by the Agent, in a principal amount equal to each Lender's Lender Class A Commitment, bearing interest at the rates and payable as provided in the Loan Agreement, and shall include each Note issued in exchange therefor or replacement thereof pursuant to Sections 2.7 or 2.8 of the Loan Agreement.

         "Class B Note" shall mean each Note, substantially in the form set forth as Exhibit A to the Loan Agreement, issued by the Owner Trustee pursuant to Section 2.2 of the Loan Agreement and authenticated by the Agent, in a principal amount equal to each Lender's Lender Class B Commitment, bearing interest at the rates and payable as provided in the Loan Agreement, and shall include each Note issued in exchange therefor or replacement thereof pursuant to Sections 2.7 or 2.8 of the Loan Agreement.

         "Class C Note" shall mean each Note, substantially in the form set forth as Exhibit A to the Loan Agreement, issued by the Owner Trustee pursuant to Section 2.2 of the Loan Agreement and authenticated by the Agent, in a principal amount equal to each Lender's Lender Class C Commitment, bearing interest at the rates and payable as provided in the Loan Agreement, and shall include each Note issued in exchange therefor or replacement thereof pursuant to Sections 2.7 or 2.8 of the Loan Agreement.

         "Closing" shall mean the initial closing of the Overall Transaction, at which executed copies of, among other things, the Participation Agreement, Lease, Trust Agreement, the Certificates, the Loan Agreement and the Notes are delivered.

         "Closing Date" shall mean the date as of which the Closing occurs, which in any event shall be on or prior to January 30, 1998 unless otherwise agreed by all parties to the Participation Agreement.

         "Code" shall mean the Internal Revenue Code of 1986.

         "Collateral" shall have the meaning specified in the Granting Clause of the Loan Agreement.

         "Collateral Agency Agreement" shall mean the Collateral Agency Agreement dated as of the Closing Date between the Owner Trustee, the Lessee and consented to by the Agent.

         "Compliance Certificate" shall mean a certificate of the Lessee in the form of Exhibit D to the Participation Agreement, which shall be delivered from time to time by the Lessee in accordance with Section 5.1(d) of the Participation Agreement.

         "Commercial Paper" shall mean the promissory notes of the Initial Lender issued by the Initial Lender in the commercial paper market, the proceeds of which are used to fund (or to refinance the funding of) a Loan.

         "Confidential Information" shall have the meaning specified in Section
10.10 of the Participation Agreement.

         "Consolidated Cash Flow" shall have the meaning specified in the Credit Agreement.

         "Consolidated Funded Indebtedness" shall have the meaning specified in the Credit Agreement.

         "Consolidated Funded Indebtedness/Cash Flow Ratio" shall have the meaning specified in the Credit Agreement.

         "Consolidated Operating Income" shall have the meaning specified in the Credit Agreement.

         "Consolidated Subsidiaries" shall have the meaning specified in the Credit Agreement.

         "Contingent Obligation" shall have the meaning specified in the Credit Agreement.

         "Contractual Obligation" shall have the meaning specified in Section 3.2(d) of the Participation Agreement.

         "Controlled Group Member" shall mean each trade or business (whether or not incorporated) which together with the Lessee is treated as a single employer under Section 4001(b)(1) of ERISA.

         "CoreStates" shall mean CoreStates Bank, N.A.

         "Covered Income Tax" shall have the meaning specified in Section 7.1(b) of the Participation Agreement.

         "CP Purchase Price" shall have the meaning specified in Section 8.2(a) of the Participation Agreement.

         "CP Rate" shall mean the interest rate or weighted average of the rates, at which Commercial Paper is sold from time to time by any placement agent or commercial paper dealer selected by the Initial Lender, as determined by the Initial Lender and shall include the interest-bearing equivalent of any Commercial Paper sold at a discount rate.

         "Credit Agreement" shall mean the Amended and Restated Credit Agreement dated as of December 21, 1995 among the Lessee, the financial institutions listed on the signature pages thereof, NationsBank, as administrative agent and syndication agent, and Bank of America, as documentation agent. The Credit Agreement shall not be deemed to refer to any replacement credit agreement.

         "Credit Agreement Event of Default" shall mean an "Event of Default" as such term is defined in Section 7 of the Credit Agreement.

         "Credit Documents" shall mean the Loan Agreement, the Notes and the Security Documents.

         "Credit Support Provider" shall mean the Person or Persons who provide credit support to the Initial Lender in connection with the Initial Lender's issuance of Commercial Paper.

         "Dealer Fee" shall mean the dealer fee payable in accordance with the terms and conditions of the Fee Letter.

         "Debt Amortization" with respect to any Note shall mean the amortization schedule of principal payments applicable thereto attached as Annex 2(a), Annex 2(b) or Annex 2(c), as applicable, as to the Loan Agreement.

         "Debt Percentage" shall mean for each Class of Equipment the percentage set forth therefor in Schedule 2 to the Participation Agreement.

         "Debt Rate" shall mean (i) while the Initial Lender is the Lender the interest rate equal to the CP Rate; provided, however, if the Liquidity Provider has funded amounts outstanding pursuant to the Liquidity Facility with respect to the Loans, the Debt Rate shall be (a) the LP Rate for the principal amount of the Loans equal to the aggregate outstanding principal amount funded with respect to the Loans under the Liquidity Facility and (b) the CP Rate for the principal amount of the Loans not bearing interest at the LP Rate pursuant to the preceding subclause (a), and (ii) with respect to Notes held by a Bank Lender, as Lender, from and after the Effective Date of the Bank Assignment of such Lender, the LP Rate.

         "Debt Rating" shall mean the rating assigned from time to time by either S&P or Moody's with respect to Funded Indebtedness of the Lessee.

         "Default" shall mean, collectively, each Lease Default and each Loan Agreement Default.

         "Determination Date" shall mean the last day of each fiscal quarter of the Lessee.

         "EFC" shall mean Enterprise Funding Corporation, a Delaware corporation.

         "Effective Date" shall have the meaning specified in Section 8.1(a) of the Participation Agreement.

         "Eligible Receivable" shall mean, for the purposes of the Liquidity Facility and the Operative Agreements, as of any date of determination, the aggregate Equipment Cost for all Units of Equipment leased under all Lease Supplements, minus the aggregate amounts paid to the Agent on or prior to such date in respect of either principal payments on Notes or redemption of Holder Advances.

         "Environmental Law" shall mean any Law, permit, consent, approval, license, award, or other authorization or requirement of any Tribunal relating to emissions, discharges, releases or threatened releases of any Hazardous Material into ambient air, surface water, ground water, publicly owned treatment works, septic system, or land, or otherwise relating to the handling, storage, treatment, generation, use, or disposal of Hazardous Material, pollution or to the protection of health or the environment, including without limitation CERCLA, the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901, et seq., and state statutes analogous thereto.

         "Environmental Violation" shall mean the receipt by the Lessee of a notice from any Person of violation under Environmental Law when the violation referenced in such notice of violation is not remedied in a timely manner.

         "Equipment" shall mean the Class A Equipment, the Class B Equipment and the Class C Equipment purchased or otherwise acquired using proceeds of the Holder Advances or the Loans, as such is specifically described in each applicable Lease Supplement.

         "Equipment Cost" shall mean, collectively, the aggregate sum of the purchase price for all the Equipment paid by the Owner Trustee to each Seller pursuant to Section 2 of the Participation Agreement and as set forth in each applicable Lease Supplement with respect to the Equipment and, individually, such purchase price allocable to such Unit.

         "Equity Percentage" shall mean for each Class of Equipment the percentage set forth therefor in Schedule 2 to the Participation Agreement.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974.

         "ERISA Affiliate" means an entity which is under common control with the Lessee within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes the Lessee and which is treated as a single employer under Sections 414(b) or (c) of the Code.

         "Event of Default" shall mean, collectively, each Lease Event of Default and each Loan Agreement Event of Default.

         "Event of Loss" shall have the meaning specified in Section 11.1 of the Lease.

         "Excepted Property" shall mean (i) all indemnity payments (including without limitation payments pursuant to Section 7 of the Participation Agreement, whether made by adjustment to Basic Rent under the Lease or otherwise) to which any Holder, the Owner Trustee or any of their respective successors, permitted assigns, directors, officers, employees, servants or agents is entitled pursuant to the Operative Agreements, (ii) any right, title or interest of the Owner Trustee or any Holder to any payment which by the terms of Section 17 of the Lease or any corresponding payment under Section 3.3 of the Lease that is payable to the Owner Trustee or to any Holder, as the case may be,
(iii) any insurance proceeds payable under insurance maintained by the Owner Trustee or any Holder respecting the Equipment, (iv) any insurance proceeds payable (or payments with respect to rights self-insured or policy deductibles) to the Owner Trustee or to any Holder, or any of their directors, officers, employees, servants or agents under any insurance maintained by the Lessee pursuant to Section 12 of the Lease or by any other Person (or governmental indemnities in lieu thereof or in addition thereto), (v) any amount payable to any Holder by any Transferee as the purchase price of such Holder's interest in the Trust Estate in compliance with the terms of the Participation Agreement and the Trust Agreement, (vi) payments owing to any Holder, including a return of funds to such Holder, in the event the Closing does not occur, (vii) all right, title and interest of the Owner Trustee and any Holder to amounts distributable and/or distributed from time to time to them as provided in Section 6.9 of the Participation Agreement and such other rights as are specifically reserved or granted to any Holder and the Owner Trustee under the Loan Agreement, (viii) Transaction Costs and other amounts, fees, disbursements and expenses paid or payable to or for the benefit of the Owner Trustee, (ix) upon termination of the Loan Agreement in accordance with the terms thereof, all remaining property covered by the Security Documents, (x) payments in respect of yield on the Certificates, (xi) payments in respect of interest to the extent attributable to payments otherwise referenced in this definition of "Excepted Property", (xii) the respective rights of the Owner Trustee or the Holder to the proceeds of the foregoing and (xiii) any rights of the Holder or the Owner Trustee to demand, collect, sue for or otherwise receive and enforce payment of the foregoing amounts. For purposes of this definition, references to the Owner Trustee shall be deemed to refer to the Owner Trustee in its trust and individual capacities.

         "Expenses" shall have the meaning specified in Section 7.2 of the Participation Agreement.

         "Expiration Date" shall mean (i) initially, January 15, 2001 with respect to all Certificates and (ii) thereafter, if the Lessee properly elects a Renewal Term for a particular Class of Equipment as provided in Section 22.3 of the Lease, the Expiration Date for the corresponding Class of Certificates shall be automatically extended to the last day of such Renewal Term; provided, however, the Expiration Date for the Class C Certificates shall not be extended beyond January 15, 2004, unless the Bank Lenders have extended the Bank Commitment Expiration Date for a period at least as long as the extension period for the Class C Certificates.

         "Facility Fee" shall mean the facility fee payable on April 15, 1998, July 15, 1998, October 15, 1998, the Basic Term Commencement Date and on each Scheduled Payment Date thereafter during the Term, which fee shall be the product of the Parallel Purchase Commitment multiplied by the percentage per annum set forth below opposite the applicable Debt Rating or Consolidated Funded Indebtedness/Cash Flow Ratio of the Lessee (as determined and adjusted pursuant to the procedures set forth in the paragraph of this definition following the rate grid).

        Consolidated
   Funded Indebtedness/                 Debt Rating    Applicable Percentage
     Cash Flow Ratio          or       S&P/Moody's     for Facility Fee
     ---------------          --       -----------     ----------------

a)    Greater than or               a)      ---
      Equal to 5.00 to                                        0.250%
      1.00

b)    Less than 5.00 to             b)    BBB-/Baa3
      1.00 but Greater                                        0.150%
      than or Equal to
      4.00 to 1.00

c)    Less than 4.00 to             c)   BBB/Baa2
      1.00 but Greater                                        0.125%
      than or Equal to
      3.00 to 1.00

d)    Less than 3.00 to             d)   BBB+/Baa1
      1.00 but Greater                                        0.100%
      than or Equal to
      2.00 to 1.00

e)    Less than 2.00 to             e)    A/A2 or
      1.00                                 higher             0.080%

For purposes of the foregoing, (i) the Facility Fee on the Closing Date is 0.125% and thereafter the Facility Fee shall be adjusted on each Calculation Date based on the most recent Compliance Certificate and upon the date of receipt of each Notice of Delivery based on such Notice of Delivery, (ii) if the Lessee fails to provide the Compliance Certificate on or before the most recently occurring Calculation Date, the Facility Fee from such Calculation Date shall be 0.250% until such time that an appropriate Compliance Certificate is provided whereupon the Facility Fee shall be determined based on the information provided in such Compliance Certificate, (iii) if the applicable Debt Rating and Consolidated Funded Debt/Cash Flow Ratio would provide for a different Facility Fee the lower of the two Facility Fees shall apply, (iv) if the Debt Rating established by Moody's and S & P shall fall within different categories, the Facility Fee shall be determined by reference to the superior (or numerically lowest) category, (v) if the Debt Rating is changed by either Moody's or S&P, such change shall be deemed to be effective (for purposes of determining the Facility Fee) as of the Calculation Date next following the date of such change, and (vi) the Facility Fee applicable from time to time shall be effective from one Calculation Date or the date of receipt of a Notice of Delivery, as the case may be, to the next Calculation Date or the date of receipt of a Notice of Delivery, as the case may be. The Facility Fee shall be payable to the Agent, for distribution to each Bank Lender, based on a fraction, the numerator of which is equal to the Bank Lender's Lender Class Commitment and the denominator of which is equal to the aggregate Lender Class Commitments of all of the Bank Lenders.

         "Fair Market Sales Value" shall have the meaning specified in Section
15.5 of the Lease.

         "Federal Funds Effective Rate" shall mean, for any period, a fluctuating interest rate per annum (rounded upwards, if necessary to the nearest 1/100 of 1%) equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

         "Fee Letter" shall mean the letter agreement dated as of the Closing Date executed by the Initial Lender and acknowledged and agreed to by the Owner Trustee and the Lessee.

         "Fees" shall mean, collectively, the Program Fee, the Dealer Fee, the Facility Fee and the Administrative Fee.

         "Filing Materials" shall have the meaning specified in Section 3.3(n) of the Participation Agreement.

         "Final Renewal Term Expiration Date" shall mean the date specified therefor in each applicable Lease Supplement.

         "First Security" shall mean First Security Bank, National Association, a national banking association.

         "Funded Indebtedness" shall have the meaning specified in the Credit Agreement.

         "Funding Party" shall mean any Participant, the Liquidity Provider and each Bank Lender.

         "GAAP" shall mean the generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination.

         "Governmental Authority" shall mean any nation or government, any state, province, city, municipality or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, administrative or other such functions of or pertaining to government.

         "Hazardous Materials" shall mean any of the following: (i) any petroleum or petroleum product, explosives, radioactive materials, asbestos, formaldehyde, polychlorinated biphenyls, lead and radon gas; (ii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste, or pollutant, in each case whether naturally occurring, man-made or the by-product of any process, that is toxic, harmful or hazardous to the environment or human health or safety as determined in accordance with any Environmental Law; or (iii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law. The foregoing definition shall apply only to regulated quantities of the above referenced materials and shall not apply to consumer products or materials which normally and customarily are used by the Lessee or are in the possession of the Lessee in the ordinary course of its business, including in the operation of the Equipment.

         "Holder Advance" shall mean any advance made by any Holder to the Owner Trustee pursuant to the terms of the Trust Agreement and the Participation Agreement.

         "Holder Agreements" shall mean the Operative Agreements to which any Holder is or will be a party.

         "Holder Class Commitment" shall mean in the aggregate the Holder Class A Commitment, the Holder Class B Commitment and the Holder Class C Commitment and individually shall refer to any of the foregoing, as applicable.

         "Holder Class A Commitment" shall mean, respecting each Holder, its respective Class A Commitment Amount referenced in Annex 1 to the Trust Agreement.

         "Holder Class B Commitment" shall mean, respecting each Holder, its respective Class B Commitment Amount referenced in Annex 1 to the Trust Agreement.

         "Holder Class C Commitment" shall mean, respecting each Holder, its respective Class C Commitment Amount referenced in Annex 1 to the Trust Agreement.

         "Holder Yield" shall mean, for each day during a Payment Period, (i) the LIBOR Rate, determined two Business Days prior to the first day of such Payment Period plus 0.900% or (ii) to the extent the Lessee (on behalf of the Owner Trustee) so elects, the CD Rate plus 0.900% or the Reference Rate plus 0.500%, unless and until in any case the Agent gives the Owner Trustee notice that the LIBOR Rate or the CD Rate, as the case may be, cannot be determined or is unlawful or that any Holder is unable to obtain matching deposits in the London interbank market respecting any LIBOR Holder Advance or otherwise match funds with respect to any CD Holder Advance, in which case, upon such notice, the Holder Yield for all subsequent Payment Periods commencing with the Yield Payment Date next following such notice, until the Payment Period commencing immediately following the date which the LIBOR Rate or the CD Rate, as the case may be, can be determined, is lawful and is capable of being match funded by the Holders, shall be the Reference Rate plus 0.500%.

         "Holders" shall mean NBLC and SunTrust Bank, Atlanta.

         "IBJ" shall mean The Industrial Bank of Japan, Limited, Atlanta Agency.

         "Incorporated Covenants" shall have the meaning specified in Section
5.2 of the Participation Agreement.

         "Incorporated Representations" shall have the meaning specified in
Section 5.2 of the Participation Agreement.

         "Indebtedness" shall have the meaning specified in the Credit
Agreement.

         "Indemnified Person" shall mean the Owner Trustee (in its individual capacity and as trustee), each Holder, each Lender, each Bank Lender, the Liquidity Provider, the Liquidity Facility Participants, the Agent, and each of their respective Affiliates, officers, directors, stockholders, successors, assigns, agents and servants.

         "Initial Lender" shall mean EFC.

         "Interest Component" shall mean, (i) with respect to any Commercial Paper issued on an interest bearing basis, the interest payable on such Commercial Paper at its maturity and (ii) with respect to any Commercial Paper issued on a discount basis, the portion of the face amount of such Commercial Paper representing the discount incurred in respect thereof.

         "Interest Payment Date" shall mean (i) as to any Loan bearing interest at the CP Rate, each day the Commercial Paper matures, (ii) as to any LIBOR Loan, the last day of the Interest Period or other period of time at which the Loan is to bear interest at the LIBOR Rate applicable to such LIBOR Loan; provided, if such Interest Period or other period of time is longer than three months, interest shall also be payable on the last Business Day of the third month of such Interest Period or other period of time, (iii) as to any ABR Loan, April 15, 1998, July 15, 1998, October 15, 1998, the Interim Term Expiration Date and each Scheduled Payment Date and (iv) as to all Loans, the date of any voluntary or involuntary payment, prepayment, return or redemption, and the Maturity Date or the Expiration Date, as the case may be.

         "Interest Period" shall mean (i) as to any Loan bearing interest at the CP Rate, the period, which may not exceed 95 days, beginning on the first day of such Loan and ending on the last day of such Loan (as selected by the Lessee on behalf of the Owner Trustee but subject in all cases to Section 2.3(d) of the Participation Agreement), (ii) as to any LIBOR Loan, the period beginning on the date of such LIBOR Loan and ending one, two, three or six months thereafter (as selected by the Lessee on behalf of the Owner Trustee), (iii) as to any ABR Loan based on the Reference Rate, the period beginning on the date of such ABR Loan and ending on the maturity date of such ABR Loan (as selected by the Lessee on behalf of the Owner Trustee) and (iv) as to any ABR Loan based on the CD Rate, the period beginning on the date of such ABR Loan and ending on the maturity date of such CD Loan (as selected by the Lessee on behalf of the Owner Trustee); provided, however, that all of the foregoing provisions relating to Interest Periods are subject to the following: (x) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except, regarding any LIBOR Loan, that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (y) no Interest Period shall extend beyond the Maturity Date or the Expiration Date, as the case may be, and (z) where an Interest Period for a LIBOR Loan begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month.

         "Interim Term" shall have the meaning specified in Section 3.1 of the Lease.

         "Interim Term Commencement Date" shall mean the date set forth in the applicable Lease Supplement as the Interim Term Commencement Date.

         "Interim Term Expiration Date" shall mean January 15, 1999.

         "Late Rate" shall mean (i) with respect to the portion of any payment of Rent that would be required to be distributed to any holder of a Note pursuant to the terms of the Operative Agreements, the lesser of 2% over the Debt Rate and the maximum interest rate from time to time permitted by Law, and
(ii) with respect to the portion of any payment of Rent that would be required to be distributed to the Owner Trustee in its individual or trust capacity or any Holder, the lesser of 2% over the Holder Yield and the maximum interest rate from time to time permitted by Law.

         "Law" shall mean any statute, law, ordinance, regulation, rule, directive, code, order, writ, license, permit, injunction or decree of any Tribunal.

         "Lease" shall mean the Master Equipment Lease Agreement (1998 Transaction) (Coca-Cola Trust No. 97-1) dated as of the Closing Date between the Lessor and the Lessee.

         "Lease Default" shall mean an event which with notice or lapse of time or both would become a Lease Event of Default.

         "Lease Event of Default" shall mean an Event of Default as specified in
Section 14 of the Lease.

         "Lease Supplement" shall mean each Lease Supplement (1998 Transaction) (Coca-Cola Trust No. 97-1) dated as of the applicable Acceptance Date or the date that any Replacement Unit is subjected to the Lease in each case between the Lessor and the Lessee, substantially in the form of Exhibit A to the Lease, covering the Units delivered on such Acceptance Date or such Replacement Unit, as the case may be.

         "Lender" shall mean the Initial Lender and to the extent any Bank Lender becomes a holder of a Note, each such Bank Lender.

         "Lender Agreements" shall mean the Operative Agreements to which the Lenders are or will be a party.

         "Lender Class Commitment" shall mean in the aggregate the Lender Class A Commitment, the Lender Class B Commitment and the Lender Class C Commitment and individually shall refer to any of the foregoing, as applicable.

         "Lender Class A Commitment" shall mean respecting each Lender, its respective Class A Commitment Amount referenced in Annex 1 to the Loan Agreement.

         "Lender Class B Commitment" shall mean respecting each Lender, its respective Class B Commitment Amount referenced in Annex 1 to the Loan Agreement.

         "Lender Class C Commitment" shall mean respecting each Lender, its respective Class C Commitment Amount referenced in Annex 1 to the Loan Agreement.

         "Lender Participant" shall mean and include each registered holder from time to time of any Note issued under the Loan Agreement, including, so long as it holds any Note issued thereunder and, to the extent the Liquidity Providers fund amounts under either Liquidity Facility, the Liquidity Providers.

         "Lessee" shall mean Coca-Cola Bottling Co. Consolidated, a Delaware corporation.

         "Lessee Agreements" shall mean the Operative Agreements to which the Lessee is or will be a party.

         "Lessor" shall mean First Security, not in its individual capacity except as expressly provided in the Operating Agreements, but solely as Owner Trustee under Coca-Cola Trust No. 97-1.

         "Lessor Basic Rent" shall mean, (i) with respect to any Scheduled Payment Date, the Holder Advances scheduled to be repaid on such Scheduled Payment Date in accordance with Annex 2(a), Annex 2(b) or Annex 2(c), as the case may be, of the Trust Agreement plus (ii) with respect to any Payment Date, the amount of yield due on the outstanding Holder Advance on any Payment Date pursuant to the Trust Agreement and/or any of the Certificates (but not including interest on any overdue amounts).

         "Lessor's Liens" shall mean any Lien affecting, on or in respect of the Equipment, the Lease or the Trust Estate arising as a result of (i) claims against the Lessor (in its individual capacity or as Owner Trustee) or any Holder, not related to the transactions contemplated by the Operative Agreements, (ii) acts or omissions of the Lessor (in its individual capacity or as Owner Trustee) or any Holder, not permitted under the Operative Agreements and in breach of any covenant or agreement of such Person set forth in any of the Operative Agreements, (iii) Taxes imposed against the Lessor (in its individual capacity or as Owner Trustee) or any Holder or the Trust Estate which are not indemnified against by the Lessee pursuant to the Participation Agreement, except to the extent not due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings so long as there is no material risk of the collection of, or other realization upon, the Lien of the Taxes so contested or the impairment of the Lien of the Loan Agreement or the loss of the benefit of the Equipment to the Lessee under the Lease or (iv) claims against the Lessor or any Holder arising out of the transfer (whether voluntary or involuntary) by the Lessor or any Holder (without the consent of the Lessee, the Lenders and the Agent) of all or any portion of their respective interests in the Equipment, the Trust Estate or the Operative Agreements, other than a transfer pursuant to Sections 10, 11, 12, 15 or 22 of the Lease.

         "LIBOR Holder Advance" shall mean each Holder Advance, at such times as such Holder Advance bears yield at the LIBOR Rate plus 0.900%.

         "LIBOR Loan" shall mean (i) each Loan, at such times as such Loan bears interest at the LIBOR Rate plus the Applicable Margin, (ii) the Liquidity Provider's participation in each Loan (at such times as such Loan bears interest at the LIBOR Rate plus the Applicable Margin) while the Liquidity Provider has funded amounts outstanding pursuant to the Liquidity Facility with respect to such Loan and (iii) the amounts extended by a Bank Lender (at such times as such amounts bear interest at the LIBOR Rate plus the Applicable Margin) to fund the CP Purchase Price pursuant to Section 8.2(a) of the Participation Agreement.

         "LIBOR Rate" shall mean for any Interest Period, Payment Period or other period of time at which amounts are to bear interest at the LIBOR Rate, as the case may be, for each LIBOR Loan or LIBOR Holder Advance comprising part of the same borrowing or advance (including without limitation conversions, extensions and renewals) the sum of (i) the rate obtained by dividing (a) the rate at which deposits in dollars are offered to the Agent in the London Interbank market at approximately 11:00 a.m. (London time) two Business Days before the first day of such Interest Period, Payment Period or other period of time at which amounts are to bear interest at the LIBOR Rate, as the case may be, in an amount approximately equal to the requested LIBOR Loan or LIBOR Holder Advance, as the case may be, for a period of time approximately equal to applicable Interest Period, Payment Period or other period of time at which amounts are to bear interest at the LIBOR Rate, as the case may be, by (b) a percentage equal to 100% minus the reserve percentage used for determining the maximum reserve requirement as specified in Regulation D (including without limitation any marginal, emergency, supplemental, special or other reserves) that is applicable to the Agent during such Interest Period, Payment Period or other period of time at which amounts are to bear interest at the LIBOR Rate, as the case may be, in respect of such LIBOR Loan or LIBOR Holder Advance (or if more than one percentage shall be so applicable, the daily average of such percentage for those days in such Interest Period, Payment Period or other period of time at which amounts are to bear interest at the LIBOR Rate, as the case may be, during which any such percentage shall be applicable), plus (ii) the then daily net annual assessment rate (rounded upwards if necessary to the nearest 1/100 of 1%) as estimated by the Agent for determining the current annual assessment payable by the Agent to the Federal Deposit Insurance Corporation in respect of eurocurrency or eurodollar funding, lending or liabilities.

         "Lien" shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever or disposition of title, including but not limited to any conditional sale or title retention arrangement, any assignment, deposit arrangement or lease intended as, or having the effect of, security.

         "Liquidity Documents" shall mean the Liquidity Facility and the Liquidity Participation Agreement.

         "Liquidity Facility" shall mean the agreement between the Initial Lender and the Liquidity Provider evidencing the obligation of the Liquidity Provider to provide liquidity support to the Initial Lender in connection with the issuance of Commercial Paper by the Initial Lender.

         "Liquidity Facility Participant" shall mean each Person acquiring from the Liquidity Provider a participation interest in the Liquidity Facility pursuant to the Liquidity Participation Agreement.

         "Liquidity Participation Agreement" shall mean the Liquidity Participation Agreement dated as of the effective date thereof between the Liquidity Provider and each Bank Lender (other than NationsBank).

         "Liquidity Provider" shall mean NationsBank and any Person that provides liquidity support in favor of the Lenders with respect to the Overall Transaction.

         "Loan" shall mean each loan extended pursuant to the Loan Agreement.

         "Loan Agreement" shall mean the Loan and Security Agreement (1998 Transaction) (Coca-Cola Trust No. 97-1) dated as of the Closing Date among the Owner Trustee, the Initial Lender and the Agent.

         "Loan Agreement Default" shall mean an event which with notice or the lapse of time or both would become a Loan Agreement Event of Default.

         "Loan Agreement Event of Default" shall have the meaning specified in
Section 4.1 of the Loan Agreement.

         "Loan Agreement Investment" shall mean any obligation issued or guaranteed by the United States or any of its agencies for the payment of which the full faith and credit of the United States is pledged.

         "Loan Basic Rent" shall mean, (i) with respect to any Scheduled Payment Date, the amount of each Loan scheduled to be repaid on such Scheduled Payment Date in accordance with Annex 2(a), Annex 2(b) or Annex 2(c), as the case may be, of the Loan Agreement plus (ii) with respect to any Payment Date, the amount of interest due on the outstanding Loan on any Payment Date pursuant to the Loan Agreement and/or any of the Notes (but not including interest on any overdue amounts).

         "LP Rate" shall mean, for each day during an Interest Period or other period of time at which amounts are to bear interest at the LP Rate, either (i) as selected by the Lessee (on behalf of the Owner Trustee), the LIBOR Rate plus the Applicable Margin, the CD Rate plus the Applicable Margin, in each case in effect two Business Days prior to the first day of such Interest Period or other period of time at which amounts are to bear interest at the LP Rate or the Reference Rate, or (ii) if the Agent gives the Owner Trustee and the Lessee notice that the LIBOR Rate or the CD Rate, as the case may be, cannot be determined or is unlawful or that any Lender is unable to obtain matching deposits in the London Interbank market respecting any LIBOR Loan or to match funds with respect to any CD Loan, the Reference Rate for all Interest Periods and other periods of time at which amounts are to bear interest at the LP Rate commencing after the date of such notice and thereafter until the Interest Period or the other period of time at which amounts are to bear interest at the LP Rate commencing immediately following the date on which the LIBOR Rate or the Reference Rate, as the case may be, can be determined, is lawful and as to which each Lender is able to match fund.

         "Majority Holders" shall have the meaning provided to such term in the Trust Agreement.

         "Majority In Interest" shall mean, subject to Section 10.14 of the Participation Agreement, as of a particular date of determination, with respect to any action or decision of the holders of the Notes, the holders of more than 51% in aggregate principal unpaid amount of the Notes, if any, then outstanding.

         "Majority In Interest of Bank Lenders" shall mean as of a particular date of determination, with respect to any action or decision of the Bank Lenders, the Bank Lenders holding or having an obligation to purchase or assume more than 51% of the right, title and interest in and to and obligations under the Notes from the Initial Lender pursuant to the terms of Section 8 of the Participation Agreement.

         "Margin Stock" shall have the meaning assigned to such term in Regulation U or Regulation G of the Board of Governors of the Federal Reserve System as in effect from time to time.

         "Material Adverse Effect" shall mean a material adverse effect on (i) the business, condition (financial or otherwise), assets, liabilities or operations of the Lessee and its Subsidiaries taken as a whole, (ii) the ability of the Lessee or any of its Subsidiaries to perform its respective obligations under any Operative Agreement to which it is a party,
(iii) the validity or enforceability of any Operative Agreement or the rights and remedies of the Owner Trustee, the Holders, the Lenders, the Bank Lenders and the Agent thereunder, (iv) the validity, priority or enforceability of any Lien on or other rights of the Lessor or the Agent in the Equipment, taken as a whole, created by any of the Operative Agreements or (v) the value, utility or useful life of the Equipment or the use, or ability of the Lessee to use, the Equipment, taken as a whole, for the purpose for which it was intended.

         "Maturity Date" shall mean (i) initially, January 15, 2001 with respect to all Notes and (ii) thereafter, if the Lessee properly elects a Renewal Term for a particular Class of Equipment as provided in Section 22.3 of the Lease, the Maturity Date for the corresponding Class of Notes shall be automatically extended to the last day of such Renewal Term; provided, however, the Maturity Date for the Class C Notes shall not be extended beyond January 15, 2004, unless the Bank Lenders have extended the Bank Commitment Expiration Date for a period at least as long as the extension period for the Class C Notes.

         "Maximum Lessee Risk Amount" shall mean for the Equipment described in each Lease Supplement an amount equal to the percentage set forth in Schedule 2 to such Lease Supplement under the heading "Maximum Lessee Risk Percentage" multiplied by the Equipment Cost for such Equipment described in such Lease Supplement, which Maximum Lessee Risk Amount in all cases shall be an amount not less than the then outstanding principal balance owed with respect to the Notes under which a portion of the purchase price of the applicable Equipment was advanced.

         "Maximum Lessor Risk Amount" shall mean for the Equipment described in each Lease Supplement an amount equal to the percentage set forth in Schedule 3 to such Lease Supplement under the heading "Maximum Lessor Risk Percentage" multiplied by the Equipment Cost for such Equipment described in such Lease Supplement.

         "Maximum Note Commitment Amount" shall have the meaning specified in
Section 8.2(a) of the Participation Agreement.

         "Moody's" shall mean Moody's Investor Service, Inc.

         "Multiemployer Plan" shall mean any employee benefit plan which is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which the Lessee or any Controlled Group Member has or had an obligation to contribute.

         "NationsBank" shall mean NationsBank, N.A., a national banking association.

         "NBLC" shall mean NationsBanc Leasing Corporation, a North Carolina corporation.

         "Net Investment" shall mean, for the purposes of the Liquidity Facility and the Operative Agreements, as of any date of determination, the outstanding principal amount of the Notes.

         "Net Receivables Balance" shall mean, for purposes of the Liquidity Facility and the Operative Agreements, as of any date of determination, the aggregate Eligible Receivables.

         "New Bank Lender" shall have the meaning specified in Section 8.3(d) of the Participation Agreement.

         "New Bank Lender Rating Requirement" shall have the meaning specified in Section 8.3(d) of the Participation Agreement.

         "Non-Excluded Taxes" shall have the meaning specified in Section 9.2(a) of the Participation Agreement.

         "Non-Renewing Bank Lender" shall have the meaning specified in Section 8.3(d) of the Participation Agreement.

         "Notes" shall mean, collectively, each Class A Note, Class B Note and Class C Note.

         "Notice of Delivery" shall have the meaning specified in Section 2.3(b) of the Participation Agreement.

         "Notice of Delivery Elections" shall have the meaning specified in
Section 2.3(d) of the Participation Agreement.

         "Odd Lot Amount" shall have the meaning specified in Section 2.2 of the Loan Agreement.

         "Officer's Certificate" shall mean a certificate signed (i) in the case of a corporation, by the Chairman of the Board of Directors, President, any Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of such corporation, (ii) in the case of a partnership, by the Chairman of the Board of Directors, the President or any Vice President, the Treasurer or an Assistant Treasurer of a corporate general partner, and (iii) in the case of a commercial bank or trust company, the Chairman or Vice Chairman of the Executive Committee or the Treasurer, any Trust Officer, any Vice President, any Executive or Senior or Second or Assistant Vice President, or any other officer or assistant officer customarily performing functions similar to those performed by the Persons who at the time shall be such officers, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

         "Operative Agreements" shall mean each Notice of Delivery, each Certificate of Acceptance, each Certificate of Title, the Participation Agreement, the Trust Agreement, the Certificates, the Loan Agreement, the Notes, the Collateral Agency Agreement, each Liquidity Participation Agreement, each Assignment Agreement, the Lease, each Lease Supplement, each Purchase Agreement Assignment, each Purchase Agreement and the Fee Letter.

         "Optional Modification" shall have the meaning specified in Section 9.2 of the Lease.

         "Other CCB Participation Agreement" shall mean the Participation Agreement (Coca-Cola Trust No. 97-1) dated as of April 10, 1997 among the Lessee, the Holders, the Owner Trustee, the Initial Lender, the Bank Lenders and the Agent.

         "Other CCB Transaction Documents" shall mean the "Operative Agreements" as such term is defined in Appendix A to the Other CCB Participation Agreement.

         "Overall Transaction" shall mean the financing and lease transactions contemplated by the Operative Agreements, including without limitation the acquisition by the Owner Trustee of the Equipment in connection therewith.

         "Owner Trust" or "Trust" or "Coca-Cola Trust No. 97-1" shall mean the trust created by the Trust Agreement.

         "Owner Trustee" shall mean First Security, not in its individual capacity, except as expressly provided in the Operative Agreements, but solely as Owner Trustee under Coca-Cola Trust No. 97-1.

         "Owner Trustee Agreements" shall mean the Operative Agreements to which the Owner Trustee, either in its individual or trust capacity, is or will be a party.

         "Parallel Purchase Commitment" shall mean the following: for the Interim Term $52,377,000 and for the Basic Term an amount equal to the product of the principal amount of the Notes multiplied by 102% (rounded upward to the nearest $1000).

         "Participants" shall mean the Lenders and the Holders and with respect to Sections 9.1, 9.2 and 9.3 of the Participation Agreement, the Liquidity Provider and each Liquidity Facility Participant.

         "Participation Agreement" shall mean the Participation Agreement (1998 Transaction) (Coca-Cola Trust No. 97-1) dated as of the Closing Date among the Lessee, the Holders, the Owner Trustee, the Initial Lender, the Bank Lenders and the Agent.

         "Parts" shall mean all appliances, parts, components, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature which may from time to time be incorporated or installed in or attached to a Unit of Equipment or until replaced, if not so incorporated or installed, in accordance with the terms of Section 9.3 of the Lease.

         "Payment Date" shall mean any Scheduled Payment Date, any Interest Payment Date and any Yield Payment Date.

         "Payment Period" shall mean (i) as to any LIBOR Holder Advance, the period beginning on the date of such LIBOR Holder Advance and ending one, two, three or six months thereafter (as selected by the Lessee on behalf of the Owner Trustee), (ii) as to any ABR Holder Advance based on the Reference Rate, the period beginning on the date of such ABR Holder Advance and ending on the maturity date of such ABR Holder Advance (as selected by the Lessee on behalf of the Owner Trustee) and (iii) as to any ABR Holder Advance based on the CD Rate, the period beginning on the date of such ABR Holder Advance and ending on the maturity date of such ABR Holder Advance (as selected by the Lessee on behalf of the Owner Trustee); provided, however, that all of the foregoing provisions relating to Payment Periods are subject to the following: (x) if any Payment Period would end on a day which is not a Business Day, such Payment Period shall be extended to the next succeeding Business Day (except, regarding any LIBOR Holder Advance, that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (y) no Payment Period shall extend beyond the Maturity Date or the Expiration Date, as the case may be, and (z) where a Payment Period for a LIBOR Holder Advance begins on a day for which there is no numerically corresponding day in the calendar month in which the Payment Period is to end, such Payment Period shall end on the last Business Day of such calendar month.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation (or any successor thereto.)

         "Pension Plan" shall mean any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

         "Permitted Contest" shall mean any contest by the Lessee with respect to any Permitted Lien or any Taxes incurred with respect to which the Lessee has provided the Owner Trustee, the Holders, the Lenders and the Agent a legal opinion from outside counsel to the Lessee (in form and substance reasonably satisfactory to the Owner Trustee and the Agent) stating in substance that there is substantial authority for such position, and so long as the Lessee shall contest, in good faith and at its expense, the existence, the amount or the validity thereof, the amount of the damages caused thereby, or the extent of its liability therefor, by appropriate proceedings which shall have no material likelihood of resulting in (i) the collection of, or other realization upon, the Lien or the Taxes so contested, (ii) the sale, forfeiture or loss of the Equipment, or any part thereof, or Rent, or any portion thereof, (iii) any interference with the use of the Equipment, taken as a whole, or (iv) any interference with the payment of the Rent, or any portion thereof.

         "Permitted Investments" shall mean (i) direct obligations of the United States of America and agencies thereof for which the full faith and credit of the United States is pledged, (ii) obligations fully guaranteed by the United States of America, (iii) certificates of deposit issued by, or bankers acceptances of, or time deposits with, any bank, trust company or national banking association incorporated or doing business under the Laws of the United States of America or one of the States thereof having combined capital and surplus and retained earnings of at least $500,000,000 (including without limitation any Lender and the Owner Trustee if such conditions are met) and having a rating assigned to the long-term unsecured debt of such institutions by S&P and Moody's at least equal to AA and Aa2, respectively, (iv) commercial paper of companies, banks, trust companies or national banking associations incorporated or doing business under the Laws of the United States of America or one of the States thereof and in each case having a rating assigned to such commercial paper by S&P or Moody's (or, if neither such organization shall rate such commercial paper at any time, by any nationally recognized rating organization in the United States of America) equal to the highest rating assigned by such organization, and (v) a money market fund registered under the Investment Company Act of 1940, as amended, the portfolio of which is limited to the investments described in clauses (i) through (iv) above; provided that if all of the above investments are unavailable, the entire amount to be invested may be used to purchase federal funds from an entity described in (iii) above; and; provided, further, that no investment shall be eligible as a "Permitted Investment" unless the final maturity or date of return of such investment is 90 days or less from the date of purchase thereof.

         "Permitted Liens" shall mean, with respect to the Equipment: (i) the interests of the Lessee and the Owner Trustee under the Lease and the Lease Supplement, (ii) the interests of the Lessee and any sublessee as provided in any sublease permitted pursuant to Section 21 of the Lease, (iii) any Liens thereon for Taxes not due and payable or the amount or validity of which is being contested pursuant to a Permitted Contest so long as there exists no material risk of sale, forfeiture, loss or loss of, or interference with use or possession of, any Unit or impairment of the interests of the Owner Trustee therein, criminal sanctions arising therefrom or interference with the payment of Rent and appropriate reserves with respect thereto are maintained in accordance with GAAP, (iv) any Liens of mechanics, suppliers, materialmen, laborers, employees, repairmen and other like Liens arising in the ordinary course of the Lessee's (or if a sublease is then in effect, any sublessee's) business securing obligations which are not due and payable or the amount or validity of which is being contested in good faith at the expense of the Lessee so long as there exists no material risk of sale, forfeiture, loss, or loss of or interference with use or possession of any Unit or impairment of the interests of the Owner Trustee therein or the Lien of the Agent therein, any criminal sanctions arising therefrom or any interference with the payment of Rent, (v) the Lien granted to the Agent under and pursuant to the Loan Agreement, if any, and the respective rights of the Lenders, the Holders and the Owner Trustee under the Operative Agreements, (vi) Liens arising out of any judgment or award against the Lessee (or any sublessee permitted pursuant to Section 21 of the Lease) with respect to which an appeal or proceeding for review being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made and with respect to which there shall have been secured a stay of execution pending such appeal or proceeding for review and there exists no material risk of sale, forfeiture, loss, or loss of or interference with the use or possession of any Unit or any interest therein or impairment of the interests of the Owner Trustee therein or the Lien of the Agent therein, any criminal sanctions arising therefrom or any interference with the payment of Rent, (vii) salvage rights of insurers under insurance policies maintained pursuant to
Section 12 of each Lease and (viii) other Liens bonded to the reasonable satisfaction of the Holders and the Lenders.

         "Permitted Subleases" shall have the meaning specified in Section 21 of the Lease.

         "Person" shall mean an individual, partnership, corporation, trust, limited liability company, association or unincorporated organization or any Governmental Authority.

         "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) to which Section 4021 of ERISA applies and (i) which is maintained for employees of the Lessee or any Controlled Group Member or (ii) to which the Lessee or any Controlled Group Member made, or was required to make, contributions at any time within the preceding five years.

         "Prime Rate" shall mean the per annum rate of interest announced from time to time by NationsBank as its prime rate. The Prime Rate does not necessarily represent the lowest or best rate actually charged to any customer. Any Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate. The Prime Rate shall change automatically and without notice from time to time and when the prime rate of NationsBank changes.

         "Proceeds of Sale" shall mean the amount received by the Lessor from any Third Party Purchaser of any Unit pursuant to a sale of such Unit to such Third Party Purchaser in accordance with Sections 10 or 22 of the Lease.

         "Program Fee" shall mean the program fee payable in accordance with the terms and conditions of the Fee Letter.

         "Purchase Agreement" shall mean any agreement between any Seller and the Lessee, or any Affiliate of the Lessee, respecting any of the Equipment.

         "Purchase Agreement Assignment" shall mean each Purchase Agreement Assignment (1998 Transaction) (Coca-Cola Trust No. 97-1), dated as of the applicable Acceptance Date, among the Lessee, the Lessor and the applicable Seller.

         "Recourse Amount" shall have the meaning specified in Section 4.6 of the Loan Agreement.

         "Reference Rate" shall mean, for any day, a fluctuating rate per annum equal to the greater of (i) the Prime Rate in effect on such day, or (ii) the Federal Funds Effective Rate in effect on such day plus 0.500%. Any change in the Reference Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "Reference Rate Holder Advance" shall mean each Holder Advance at such time as such Holder Advance bears yield at the Reference Rate plus 0.500%.

         "Reference Rate Loan" shall mean (i) each Loan, at such times as such Loan bears interest at the Reference Rate, (ii) the Liquidity Provider's participation in each Loan (at such times as such Loan bears interest at the Reference Rate) while the Liquidity Provider has funded amounts outstanding pursuant to the Liquidity Facility with respect to such Loan and (iii) the amounts extended by a Bank Lender (at such times as such amounts bear interest at the Reference Rate) to fund the CP Purchase Price pursuant to Section 8.2(a) of the Participation Agreement.

         "Renewal Term" shall mean, with respect to any Unit, any term in respect of which the Lessee shall have exercised its option to renew the Lease for such Unit pursuant to Section 22.3 thereof.

         "Renewing Lender" shall have the meaning specified in Section 8.3(d) of the Participation Agreement.

         "Rent" shall mean, for any Unit, all Basic Rent and Supplemental Rent therefor.

         "Replacement Lenders" shall have the meaning specified in Section 8.3(d) of the Participation Agreement.

         "Replacement Unit" shall mean a Unit of Equipment which shall have been leased under the Lease pursuant to Section 11 thereof.

         "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

         "Requirement of Law" shall mean, as to any Person, the certificate or articles of incorporation (or association) and by-laws or other organizational or governing documents of such Person, and any Law or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Required Modification" shall have the meaning specified in Section 9.1 of the Lease.

         "Responsible Officer" shall mean, with respect to the subject matter of any covenant, agreement or obligation of any party contained in any Operative Agreement, the Chairman of the Board of Directors, Chief Executive Officer, Chief Financial Officer, President, any Vice President, Treasurer, Assistant Treasurer or other officer, who in the normal performance of his operational responsibility would have knowledge of such matters and the requirements with respect thereto; provided, however, that with respect to the Owner Trustee, such terms shall mean any officer of the Owner Trustee in its corporate Trust Administration who has responsibility for administering the Trust Agreement.

         "S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

         "Sales Expenses" shall mean (i) all property, excise, sales, transfer and use taxes and other taxes (as such may be applicable to the sale or transfer of the Equipment), (ii) all reasonable fees, costs and expenses of such sale or transfer of the Equipment (including without limitation reasonable fees, costs and expenses of attorneys or those associated with transportation, storage, security or insurance) incurred by the Lessor and (iii) any and all other amounts incurred in connection with such sale or transfer of the Equipment for which the Lessor would be liable (if not paid) or which (if not paid) would constitute a Lien on the Equipment or any Unit.

         "Scheduled Acceptance Date" shall have the meaning specified in Section 2.6(b) of the Participation Agreement.

         "Scheduled Payment Date" shall mean any date set forth on Annexes 2(a), 2(b) and 2(c) of the Loan Agreement and Annexes 2(a), 2(b) and 2(c) of the Trust Agreement for a scheduled payment of Loans and Holder Advances.

         "Securities Act" shall mean the Securities Act of 1933 and the Securities Act of 1934.

         "Security" shall have the same meaning specified in Section 2(1) of the Securities Act.

         "Security Documents" shall mean, collectively, the Loan Agreement, the Lease and each Lease Supplement (to the extent the Lease is construed as a security instrument) and all other security documents hereafter delivered to the Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Lessor under the Loan Agreement and/or under any of the other Operative Agreements or to secure any guarantee of any such obligations and liabilities.

         "Segregated Excepted Property" shall mean Excepted Property referenced in clauses (i), (iii), (iv) (to the extent relating to proceeds of any liability insurance policies), (v) and (viii) of the definition of "Excepted Property", proceeds thereof and the right to institute an action at Law or in equity for each of the foregoing, all of which shall be payable to the appropriate Persons
(i) in accordance with written instructions furnished to the Lessee by such Persons, (ii) as otherwise provided in any of the Operative Agreements or (iii) as required by Law.

         "Seller" shall mean each seller conveying good and marketable legal title in favor of the Lessor with respect to any Equipment or any vendor of any Equipment identified by the Lessee as a party to whom payment is owed with respect to such Equipment.

         "Severable Modification" shall have the meaning specified in Section
9.2 of the Lease.

         "Stipulated Loss Value" shall mean for any Unit as of any date of determination the amount determined by multiplying the Equipment Cost for such Unit by the relevant percentage set forth in Schedule 4 to each applicable Lease Supplement. There shall be one such percentage specification for the Interim Term, and a table of percentages specified for all subsequent periods. Stipulated Loss Value as of any date of determination (a) shall not include any Basic Rent payable on such date and (b) in all cases shall be an amount not less than the outstanding principal balance owed with respect to the applicable Notes and the unpaid Holder Advances owed with respect to the applicable Certificates, in each case evidencing amounts funded with respect to the purchase of the particular Equipment.

         "Storage Period" for any Unit of Equipment shall have the meaning specified in Section 6.3 of the Lease.

         "Subsidiary" shall mean, with respect to any Person, (i) any corporation of which a majority (by number of shares or number of votes) of any class of outstanding capital stock normally entitled to vote for the election of one or more directors (regardless of any contingency which may suspend or dilute the voting rights of such class) is owned directly or indirectly by such Person or one or more Subsidiaries and (ii) any limited liability company of which the members consist solely of the Person or Subsidiaries.

         "SunTrust Bank, Atlanta" shall mean SunTrust Bank, Atlanta, a Georgia banking corporation.

         "Supplemental Rent" shall mean all amounts, liabilities and obligations (other than Basic Rent) which the Lessee is obligated to pay under the Operative Agreements to or on behalf of any of the other parties thereto, including without limitation Stipulated Loss Value and amounts payable pursuant to Section
3.3 of the Lease and Section 2.5 of the Participation Agreement whether such amounts are stated as the obligations of the Lessee, the Owner Trustee or any other Person. There shall be no duplication between Basic Rent and Supplemental Rent.

         "Taxes" shall have the meaning specified in Section 7.1(a) of the Participation Agreement.

         "Term" shall mean the Interim Term, the Basic Term and all Renewal Terms, if any.

         "Termination Date" shall have the meaning specified in Section 10.1 of the Lease.

         "Termination Event" shall mean a Loan Agreement Default.

         "Third Party Purchaser" shall mean a purchaser of any Unit which is financially capable of purchasing such Unit, is reasonably acceptable to the Lessor and is not an Affiliate or Subsidiary of the Lessee.

         "Total Equipment Cost" shall mean the aggregate sum of the Equipment Cost for all Units.

         "Tranche End Date" shall have the meaning specified in Section 8.2(a) of the Participation Agreement.

         "Transaction Costs" shall have the meaning specified in Section 2.5(a) of the Participation Agreement.

         "Transfer and Administration Agreement" shall mean, for purposes of the Liquidity Facility and the Operative Agreements, the Loan Agreement and the Participation Agreement, collectively.

         "Transferee" shall have the meaning specified in Section 6.1(b) of the Participation Agreement.

         "Transferor" shall have the meaning specified in Section 6.1(b) of the Participation Agreement.

         "Tribunal" shall mean any state, commonwealth, federal, foreign, territorial or other court or government body, subdivision, agency, department, commission, board, bureau of instrumentality of any governmental body.

         "Trust Agreement" shall mean the Amended and Restated Trust Agreement (Coca-Cola Trust No. 97-1) dated as of the Closing Date among the Holders and First Security.

         "Trust Estate" shall have the meaning provided to the term "Trust Estate 98-1" in Section 1.01 of the Trust Agreement.

         "Underlying CP Rate" shall have the meaning specified in Section 2.3(d)(ii) of the Participation Agreement.

         "Unit" shall mean each unit or item of Equipment.

         "United States" shall mean the United States of America.

         "Yield Payment Date" shall mean (i) as to any LIBOR Holder Advance, the last day of the Payment Period or other period of time at which the Holder Advance is to bear yield at the LIBOR Rate applicable to such LIBOR Holder Advance; provided, if such Payment Period or other period of time is longer than three months, yield shall also be payable on the last Business Day of the third month of such Payment Period or other period of time, (ii) as to any ABR Holder Advance, April 15, 1998, July 15, 1998, October 15, 1998, the Interim Term Expiration Date and each Scheduled Payment Date and (iii) as to all Holder Advances, the date of any voluntary or involuntary payment, prepayment, return or redemption, and the Maturity Date or the Expiration Date, as the case may be.